                                                                    Exhibit 10.4





                               SECOND AMENDMENT TO
                           FIFTH AMENDED AND RESTATED
                                CREDIT AGREEMENT



                            DATED AS OF MAY 30, 2003



                                  BY AND AMONG


                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY,
                             AIMCO PROPERTIES, L.P.,
                       AIMCO/BETHESDA HOLDINGS, INC., AND
                             NHP MANAGEMENT COMPANY,


                                  as Borrowers,


                             BANK OF AMERICA, N.A.,
          as Administrative Agent and Letter of Credit Issuing Lender,

                                       and
                             LENDERS LISTED HEREIN,
                                   as Lenders

                               SECOND AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT


                  This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 30, 2003 (the "AMENDMENT EFFECTIVE DATE") and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT"), AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation ("AIMCO/BETHESDA") and NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP MANAGEMENT") (the REIT, AIMCO, AIMCO/Bethesda and NHP Management collectively referred to herein as "BORROWERS"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and Lenders party hereto, and is made with reference to that certain Fourth Amended and Restated Credit Agreement, dated as of March 11, 2002 (the "FOURTH AMENDED AND RESTATED CREDIT AGREEMENT"), as amended to date, including as amended by that certain Fifth Amended and Restated Credit Agreement, dated as of February 14, 2003, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and Issuing Lender, FLEET NATIONAL BANK, as a Lender and Syndication Agent, and WACHOVIA BANK NA (formerly known as First Union National Bank), as a Lender and Documentation Agent, and as amended by the First Amendment (as defined below) (the "Credit Agreement"), (the Credit Agreement as amended by this Amendment, the "AMENDED AGREEMENT"). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.

                                    RECITALS

         WHEREAS, Borrowers, Administrative Agent and the Lenders previously entered into that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of May 9, 2003 (the "FIRST AMENDMENT") pursuant to which all Lenders consented to the 2003 Term Loan and the changes, modifications, amendments and supplements to the Credit Agreement necessary to facilitate the consummation of the 2003 Term Loan; and

         WHEREAS, Borrowers and Lenders now desire to amend the Credit Agreement as more particularly set forth below to reflect all of the specific modifications, amendments and supplements needed to be made to the Credit Agreement in connection with the closing of the 2003 Term Loan concurrently herewith.

         WHEREAS, attached hereto as Exhibit A is a conformed Credit Agreement which contains all of the modifications and changes to the Fourth Amended and Restated Credit Agreement since March 11, 2002 to the date hereof, together with all of the specific modifications, amendments and supplements needed to be made to the Credit Agreement in connection with the closing of the 2003 Term Loan concurrently herewith (the "Replacement Credit Agreement").

         NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended and modified from and after the Amendment Effective Date as reflected in the Replacement Credit Agreement. Any provision of the Credit Agreement prior to the Amendment Effective Date which is different from that set forth in the Replacement Credit Agreement shall be superceded in all respects by the provisions of the Replacement Credit Agreement, provided that unless specifically changed in the Replacement Credit Agreement, all Schedules and Exhibits to the Credit Agreement shall remain unchanged.

SECTION 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the Amendment Effective Date, at such time that all of the following conditions are satisfied:

         A. Borrowers, Administrative Agent and Requisite Lenders shall have executed this Amendment;

         B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrowers, Guarantors and Pledgors in form and substance satisfactory to Administrative Agent and its counsel, dated as of the Amendment Effective Date, with respect to the validity, binding effect and enforceability of the Credit Agreement as amended by this Amendment and superceded by the Replacement Credit Agreement, and due authorization, execution and delivery thereof, and as to such other matters as Administrative Agent acting on behalf of Lenders may request;

         C. Lenders and their respective counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;

         D. Borrowers shall have paid the fees, costs and expenses of Administrative Agent's counsel in connection with this Amendment;

         E. Lenders and their respective counsel shall have received a replacement Payment Guaranty, dated as of even date herewith, duly executed by each Guarantor in the form of EXHIBIT H to the Amended Agreement, which new Payment Guaranty shall replace, as of the Amendment Effective Date, each Guarantor's existing Payment Guaranty (Revolver Guarantors) or Payment Guaranty (Casden Guarantors) dated as of March 11, 2002 (as applicable) pursuant to which Guarantors have guarantied the Obligations.

         F. Lenders and their respective counsel shall have received a copy of a Borrowers Pledge Agreement, dated as of even date herewith, duly executed by all parties thereto in the form of EXHIBIT G-2 to the Amended Agreement, pursuant to which Pledgors have pledged the Pledged Collateral as security for the Loan.

         G. Lenders and their respective counsel shall have received an Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of even date herewith, duly executed by all parties thereto in the form of EXHIBIT L to the Amended Agreement, which Amended and Restated Intercreditor and Collateral Agency Agreement shall replace, as of the Amendment Effective Date, that certain Amended and Restated Intercreditor and Subordination Agreement dated as of March 11, 2002, by and among Borrowers, Administrative Agent, borrowers to the Casden Agreement, and Lehman Commercial Paper Inc., in its capacity as administrative agent under the Casden Loan.

         H. Lenders and their respective counsel shall have received an Amended and Restated Intra-Company Loan Subordination Agreement, dated as of even date herewith, duly executed by all parties thereto in the form of EXHIBIT I to the Amended Agreement, which Intra-Company Loan Subordination Agreement shall replace, as of the Amendment Effective Date, that certain Intra-Company Loan Subordination Agreement dated as of March 11, 2002, by and among Borrowers and each of the Intra-Company Lenders (as defined therein).

         I. Lenders and their respective counsel shall have received such replacement Schedules to the Amended Agreement in connection with Collateral matters as Administrative Agent shall require.

         J. Administrative Agent shall have received evidence satisfactory to it and its counsel that the Casden Agent and the Casden Lenders (i) have modified, or concurrently with the Amendment Effective Date will modify, the Casden Loan and the Casden Credit Agreement in a manner consistent with this Amendment and otherwise satisfactory to Administrative Agent and the Lenders and Administrative Agent shall have been provided with true, correct and complete copies of the documents effecting such modifications to the Casden Loan and Casden Credit Agreement and (ii) have consented to or waived their right to consent to the Borrowers', Guarantors' and Pledgors' execution and delivery of this Amendment.

SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

In order to induce Requisite Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

3.1 CORPORATE POWER AND AUTHORITY. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Amendment Effective Date.

3.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on Schedule 3.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since May 9, 2003.

3.3 NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment.

3.4 NO CONFLICT. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, Pledgors and Guarantors does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Amendment Effective Date and such approvals or consents disclosed in writing to Lenders in accordance with Section 5.03 of the Credit Agreement.

3.5 GOVERNMENTAL CONSENTS. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

3.6 BINDING OBLIGATION. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers, Pledgors and Guarantors and is enforceable against Borrowers, Pledgors and Guarantors in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3.7 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. After giving effect to this Amendment, the representations and warranties contained in
Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. MISCELLANEOUS

4.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

         A. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and as superceded by the attached EXHIBIT A.

         B. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

4.2 FEES AND EXPENSES. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. On or before the Amendment Effective Date, Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent's counsel in connection with this Amendment.

4.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

4.4 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and each Lender, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

4.5 ENTIRE AGREEMENT. This Amendment embodies the entire agreement and understanding among the parties with respect to the amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.

                            [SIGNATURES ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:                              APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY,
                                        a Maryland corporation


                                        By:    /s/ Peter K. Kompaniez
                                           ------------------------------------
                                               Peter K. Kompaniez
                                               President

                                        AIMCO PROPERTIES, L.P.,
                                        a Delaware limited partnership

                                        By:    AIMCO-GP, INC.,
                                               a Delaware corporation
                                        Its:   General Partner

                                               By:   /s/ Peter K. Kompaniez
                                                     --------------------------
                                                     Peter K. Kompaniez
                                                     President

                                        AIMCO/BETHESDA HOLDINGS INC.,
                                        a Delaware corporation

                                        By:    /s/ Peter K. Kompaniez
                                           ------------------------------------
                                               Peter K. Kompaniez
                                               President

                                        NHP MANAGEMENT COMPANY,
                                        a District of Columbia corporation

                                        By:    /s/ Ronald D. Monson
                                           ------------------------------------
                                               Ronald D. Monson
                                               President


                                      S-1
         Second Amendment to Fifth Amended and Restated Credit Agreement

BANK OF AMERICA
                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By:      /s/ Frank H. Stumpf
                                           ------------------------------------
                                               Name:   Frank H. Stumpf
                                               Title:  Vice President

                                        BANK OF AMERICA, N.A.,
                                        as Issuing Lender and a Lender

                                        By:      /s/ Frank H. Stumpf
                                           ------------------------------------
                                               Name:   Frank H. Stumpf
                                               Title:  Vice President

                                        FLEET NATIONAL BANK, as a Lender

                                        By:      /s/ Kathleen M. Ahern
                                           ------------------------------------
                                               Name:   Kathleen M. Ahern
                                               Title:  Director

                                        THE BANK OF NOVA SCOTIA, acting through
                                        its San Francisco Agency, as Lender

                                        By:      K.M. Piggot
                                           ------------------------------------
                                               Name:   K.M. Piggot
                                               Title:  Director

                                        CALIFORNIA BANK & TRUST,
                                        a California banking corporation, as a
                                        Lender

                                        By:      /s/ Mark Young
                                           ------------------------------------
                                               Name:   Mark Young
                                               Title:  EVP

                                        JP MORGAN CHASE BANK (formerly known as
                                        The Chase Manhattan Bank), a New York
                                        banking corporation, as a Lender

                                        By:      /s/ Susan M. Tate
                                           ------------------------------------
                                               Name:   Susan M. Tate
                                               Title:  Vice President

                                        WACHOVIA BANK NA (formerly known as
                                        First Union National Bank), as a Lender

                                        By:      /s/ Rex E. Rudy
                                           ------------------------------------
                                               Name:   Rex E. Rudy
                                               Title:  Director

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By:      /s/ Cheryl F. Van Klompenberg
                                           ------------------------------------
                                               Name:  Cheryl. F. Van Klompenberg
                                               Title: Assistant Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:      /s/ Valerie Heller
                                           ------------------------------------
                                               Name:   Valerie Heller
                                               Title:  Vice President

                                        NEW YORK LIFE INSURANCE COMPANY,
                                        a New York mutual insurance company,
                                        as a Lender


                                        By:            /s/ Michael Kelly
                                           ------------------------------------
                                               Name:  Michael Kelly
                                               Title: Real Estate Vice President

                                    EXHIBIT A

         (Replacement Credit Agreement to be attached on following page)

================================================================================

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY,
                             AIMCO PROPERTIES, L.P.,
                       AIMCO/BETHESDA HOLDINGS, INC., AND
                             NHP MANAGEMENT COMPANY

                                  as Borrowers,

                             BANK OF AMERICA, N.A.,
          as Administrative Agent and Letter of Credit Issuing Lender,

                              FLEET NATIONAL BANK,
                              as Syndication Agent,

                                WACHOVIA BANK NA,
                             as Documentation Agent

                                       and

                               THE OTHER FINANCIAL
                            INSTITUTIONS PARTY HERETO

                          Dated as of February 14, 2003

                         BANC OF AMERICA SECURITIES LLC

                                       and

                             Fleet Securities Inc.,
                              as Co-Lead Arrangers

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                               as Sole Bookrunner

                                TABLE OF CONTENTS

                                                                                                    PAGE
SECTION 1. DEFINITIONS AND ACCOUNTING TERMS                                                            1
         1.01     Defined Terms........................................................................1
         1.02     Use of Certain Terms................................................................41
         1.03     Accounting Terms....................................................................42
         1.04     Rounding............................................................................42
         1.05     Exhibits and Schedules..............................................................42
         1.06     References to Agreements, Exhibits and Laws.........................................42

SECTION 2. THE COMMITMENTS AND EXTENSIONS OF CREDIT                                                   42
         2.01     Committed Loans.....................................................................42
         2.02     Borrowings, Conversions and Continuations of Committed Loans........................45
         2.03     Swing Line Loans....................................................................46
         2.04     Borrowings of Swing Line Loans......................................................46
         2.05     Letters of Credit...................................................................47
         2.06     Prepayments; Mandatory Amortization.................................................51
         2.07     Reduction or Termination of Commitments.............................................54
         2.08     Principal and Interest; Default Rate................................................54
         2.09     Fees................................................................................55
         2.10     Computation of Interest and Fees....................................................55
         2.11     Making Payments.....................................................................56
         2.12     Funding Sources.....................................................................57
         2.13     Extension of Maturity Date..........................................................57
         2.14     Collateral..........................................................................58

SECTION 3. TAXES, YIELD PROTECTION AND ILLEGALITY                                                     58
         3.01     Taxes...............................................................................58
         3.02     Illegality..........................................................................61
         3.03     Inability to Determine Rates........................................................61
         3.04     Increased Cost and Reduced Return; Capital Adequacy.................................61
         3.05     Breakfunding Costs..................................................................62
         3.06     Matters Applicable to all Requests for Compensation.................................62
         3.07     Survival............................................................................63

SECTION 4. CONDITIONS TO EFFECTIVENESS                                                                63
         4.01     Conditions to the Amended and Restated Credit Agreement.............................63
         4.02     Conditions to all Extensions of Credit..............................................66

SECTION 5. REPRESENTATIONS AND WARRANTIES                                                             66
         5.01     Existence and Qualification; Power..................................................66
         5.02     Power; Authorization; Enforceable Obligations.......................................67
         5.03     No Legal Bar........................................................................67
         5.04     Financial Statements; No Material Adverse Effect....................................68


                                       i

                                TABLE OF CONTENTS

                                  (CONTINUED)
                                                                                                    PAGE

         5.05     Litigation..........................................................................68
         5.06     No Default..........................................................................68
         5.07     Ownership of Property; Liens........................................................68
         5.08     Taxes...............................................................................69
         5.09     Margin Regulations; Investment Company Act; Public Utility Holding Company Act;
                  REIT and Tax Status; Stock Exchange Listing.........................................69
         5.10     ERISA Compliance....................................................................70
         5.11     Intangible Assets...................................................................71
         5.12     Compliance With Laws................................................................71
         5.13     Environmental Compliance............................................................72
         5.14     Insurance...........................................................................72
         5.15     GP Loans............................................................................73
         5.16     Subsidiaries; Interests in Other Entities; Changes in Organizational Structure......73
         5.17     Matters Relating to Pledged Collateral..............................................73
         5.18     Disclosure..........................................................................74
         5.19     Tax Shelter Regulations.............................................................74

SECTION 6. AFFIRMATIVE COVENANTS                                                                      75
         6.01     Financial Statements................................................................75
         6.02     Certificates, Notices and Other Information.........................................76
         6.03     Payment Obligations.................................................................78
         6.04     Preservation of Existence...........................................................79
         6.05     Maintenance of Properties...........................................................79
         6.06     Maintenance of Insurance............................................................79
         6.07     Compliance With Laws................................................................79
         6.08     Inspection Rights...................................................................80
         6.09     Keeping of Records and Books of Account.............................................80
         6.10     Compliance with ERISA...............................................................80
         6.11     Compliance With Agreements..........................................................80
         6.12     Use of Proceeds.....................................................................81
         6.13     Communication with Accountants......................................................81
         6.14     Maintenance of REIT Status; Stock Exchange Listing..................................81
         6.15     Solvency............................................................................81
         6.16     Further Assurances..................................................................81
         6.17     Unconsolidated Partnership Distributions............................................82

SECTION 7. NEGATIVE COVENANTS                                                                         82
         7.01     Indebtedness........................................................................83
         7.02     Liens and Negative Pledges..........................................................84
         7.03     Fundamental Changes.................................................................86


                                       ii

                                TABLE OF CONTENTS

                                  (CONTINUED)
                                                                                                    PAGE

         7.04     Dispositions........................................................................88
         7.05     Investments.........................................................................88
         7.06     Lease Obligations...................................................................89
         7.07     Restricted Payments.................................................................89
         7.08     ERISA...............................................................................90
         7.09     Change in Nature of Business........................................................91
         7.10     Transactions with Affiliates........................................................91
         7.11     Use of Proceeds.....................................................................91
         7.12     Intentionally Omitted...............................................................92
         7.13     Limitations on Upstreaming..........................................................92
         7.14     Financial Covenants.................................................................92
         7.15     Change in Auditors..................................................................93
         7.16     Special Covenants Relating to the REIT..............................................93
         7.17     Taxation of Borrowers...............................................................94

SECTION 8. EVENTS OF DEFAULT AND REMEDIES                                                             94
         8.01     Events of Default...................................................................94
         8.02     Remedies Upon Event of Default......................................................99

SECTION 9. ADMINISTRATIVE AGENT                                                                      101
         9.01     Appointment and Authorization of Administrative Agent..............................101
         9.02     Delegation of Duties...............................................................102
         9.03     Liability of Administrative Agent..................................................102
         9.04     Reliance by Administrative Agent...................................................102
         9.05     Notice of Default..................................................................103
         9.06     Credit Decision; Disclosure of Information by Administrative Agent.................103
         9.07     Indemnification of Administrative Agent............................................104
         9.08     Administrative Agent in Individual Capacity........................................104
         9.09     Successor Administrative Agent.....................................................105
         9.10     Co-Lead Agents.....................................................................105

SECTION 10. MISCELLANEOUS                                                                            106
         10.01    Amendments; Consents...............................................................106
         10.02    Transmission and Effectiveness of Notices and Signatures...........................107
         10.03    Attorney Costs, Expenses and Taxes.................................................108
         10.04    Binding Effect; Assignment.........................................................109
         10.05    Set-Off............................................................................111
         10.06    Sharing of Payment.................................................................112
         10.07    No Waiver; Cumulative Remedies.....................................................112
         10.08    Usury..............................................................................113
         10.09    Counterparts.......................................................................113


                                      iii


                                TABLE OF CONTENTS

                                  (CONTINUED)
                                                                                                    PAGE

         10.10    Integration; Conflicts with Other Loan Documents...................................113
         10.11    Nature of Lenders' Obligations.....................................................114
         10.12    Survival of Representations and Warranties.........................................114
         10.13    Indemnity by Borrowers.............................................................114
         10.14    Nonliability of Lenders............................................................115
         10.15    No Third Parties Benefited.........................................................116
         10.16    Severability.......................................................................116
         10.17    Confidentiality....................................................................116
         10.18    Headings...........................................................................117
         10.19    Time of the Essence................................................................117
         10.20    [Intentionally Omitted]............................................................118
         10.21    Governing Law......................................................................118
         10.22    Waiver of Right to Trial by Jury...................................................118
         10.23    Non-Exclusive Jurisdiction.........................................................118
         10.24    Notice of Claims; Claims Bar.......................................................119
         10.25    Borrowers' Obligations.............................................................119
         10.26    Lender Covenant....................................................................123
         10.27    Release of Collateral and Guarantee Obligations....................................123

SECTION 11. COLLATERAL AGENT                                                                         124
         11.01    Collateral Agent...................................................................124

                                FIFTH AMENDED AND
                            RESTATED CREDIT AGREEMENT


                  This FIFTH AMENDED AND RESTATED CREDIT AGREEMENT ("AGREEMENT") is entered into as of February 14, 2003, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT"), AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation ("AIMCO/BETHESDA") and NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP MANAGEMENT") (the REIT, AIMCO, AIMCO/Bethesda and NHP Management, collectively referred to as "BORROWERS"), each lender from time to time party hereto (collectively, "LENDERS" and individually, a "LENDER"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Administrative Agent (in such capacity "ADMINISTRATIVE AGENT"), and Issuing Lender, FLEET NATIONAL BANK ("FLEET"), as a Lender and Syndication Agent, and WACHOVIA BANK NA ("WACHOVIA"), as a Lender and Documentation Agent.

                                    RECITALS

                  WHEREAS, Borrowers, the Lenders named therein, Bank of America, as administrative agent, issuing lender and a co-lead agent, Fleet, as a co-lead agent and syndication agent, and First Union National Bank, as documentation agent, entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 11, 2002, as amended by certain amendments thereto including that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 5, 2002 (as so amended, the "CREDIT AGREEMENT");

                  WHEREAS, Borrowers desire to amend the Credit Agreement and the Lenders have agreed to amend and restate the Credit Agreement.

                  NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:

                                   SECTION 1.
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS.

                  As used in this Agreement, the following terms shall have the meanings set forth below:

                  "2003 TERM LOAN" means a term credit facility provided to the Borrowers pursuant to that certain Term Loan Credit Agreement, dated as of May 30, 2003, by and among Borrowers, Bank of America, as administrative agent and the financial institutions party thereto. The intercreditor relationship between the lenders under the 2003 Term Loan, the lenders under the Casden Loan and the Lenders shall be governed by the Intercreditor Agreement.

                  "ADJUSTED FIXED CHARGES" means, for any period, the sum of (i) Total Interest Expense for such period, plus (ii) Total Scheduled Amortization for such period (including Scheduled Amortization for Borrowers, Guarantors and their respective Subsidiaries made pursuant to the Casden Loan Documents for such period), plus (iii) dividends accrued (whether or not declared or payable) on the preferred Stock and/or preferred Partnership Units of the Borrowers or any of their Subsidiaries during such period. For purposes of determining Scheduled Amortization under the Casden Loan Documents for the calculation of Adjusted Fixed Charges for any period, that certain $97,000,000 principal amortization installment required to be paid under the Casden Loan Documents on or before March 11, 2003 shall be deemed to have been paid in equal quarterly installments during each of the fiscal quarters ending June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003, and that certain $97,000,000 principal amortization installment required to be paid under the Casden Loan Documents on or before March 11, 2004 shall be deemed to have been paid in equal quarterly installments during each of the fiscal quarters ending June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004.

                  "ADJUSTED FIXED CHARGES COVERAGE RATIO" means, as of any date of determination, the ratio of (a) Adjusted Total Corporate EBITDA for the four fiscal quarter period ending on such date to (b) Adjusted Fixed Charges during such period.

                  "ADJUSTED TOTAL CORPORATE EBITDA" means, for any period, the Total Corporate EBITDA for such period minus the Capital Expenditure Reserve as of the last day of such period.

                  "ADJUSTED TOTAL NOI" means, for any period, Borrowers', the Guarantors' and their respective downstream Affiliates' pro-rata share of Net Operating Income, including the Borrowers', Guarantors' and their respective downstream Affiliates' pro-rata share of Net Operating Income from unconsolidated Persons, LESS the Capital Expenditure Reserve as of the last day of such period.

                  "ADMINISTRATIVE AGENT" means Bank of America, in its capacity as Administrative Agent under any of the Loan Documents, or any successor administrative agent.

                  "ADMINISTRATIVE AGENT'S OFFICE" means Administrative Agent's address and, as appropriate, account as set forth in Schedule 10.02, or such other address or account as Administrative Agent hereafter may designate by written notice to Borrowers and Lenders.

                  "ADMINISTRATIVE AGENT-RELATED PERSONS" means Administrative Agent (including any successor agent), together with its Affiliates (including, in the case of Administrative Agent, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power
(a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "AGREEMENT" means this Fifth Amended and Restated Credit Agreement, as amended to date and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time.

                  "AMENDMENT" means that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of May 30, 2003 among Borrowers, Lenders and Administrative Agent.

                  "AMENDMENT EFFECTIVE DATE" means the "Amendment Effective Date" as defined in the Amendment.

                  "ANCILLARY SERVICES" means real property asset management, accounting, ordering and inventory services and other property related services provided by AIMCO/NHP Holdings, Inc. and NHP A&R Services, Inc. and any other entities so designated by Borrowers as a provider of Ancillary Services and acceptable to Administrative Agent in its reasonable discretion.

                  "APPLICABLE MARGIN" means from and after the Effective Date the following amounts per annum, based upon the Fixed Charge Coverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to SECTION 6.02(b):

------------------------------------------------------------------------------------
                                APPLICABLE MARGIN
                           (IN BASIS POINTS PER ANNUM)
   PRICING LEVEL  FIXED CHARGE COVERAGE RATIO       OFFSHORE RATE +     BASE RATE +
------------------------------------------------------------------------------------
         1                GREATER THAN
                          OR EQUAL TO 2.00:1               205                55
------------------------------------------------------------------------------------
         2         GREATER THAN
                   OR EQUAL TO 1.85:1 but < 2.00:1         230                80
------------------------------------------------------------------------------------
         3         GREATER THAN
                   OR EQUAL TO 1.65:1 but < 1.85.00:1      255               105
------------------------------------------------------------------------------------
         4                   < 1.65:1                      265               115
------------------------------------------------------------------------------------

                  The Applicable Margin for all periods prior to the Revolving Commitment Termination Date shall be in effect from the date the most recent Compliance Certificate is received by Administrative Agent to but excluding the date the next Compliance Certificate is received; PROVIDED, HOWEVER, that if Borrowers fail to timely deliver the next Compliance Certificate, the Applicable Margin from the date such Compliance Certificate was due to but excluding the date such Compliance Certificate is received by Administrative Agent shall be the highest pricing level set forth above, and, thereafter, the pricing level indicated by such Compliance Certificate when received.

                  In the event that the Maturity Date is extended past the Revolving Commitment Termination Date pursuant to SECTION 2.13, for all periods after the Revolving Commitment Termination Date, the Applicable Margin for Base Rate Loans shall be 115 basis points per annum and the Applicable Margin for Offshore Rate Loans shall be 265 basis points per annum.

                  "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance substantially in the form of EXHIBIT D.

                  "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

                  "AUDITED FINANCIAL STATEMENTS" means the audited consolidated balance sheet of the REIT for the fiscal year ended December 31, 2002, and the related consolidated statements of income and cash flows for such fiscal year of the REIT.

                  "BANK OF AMERICA" means Bank of America, N.A.

                  "BAS" means Banc of America Securities LLC.

                  "BASE RATE" means a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" in effect at its principal office in Charlotte, North Carolina. The prime rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the "prime rate" announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "BASE RATE LOAN" means a Loan which bears interest based on the Base Rate.

                  "BORROWERS" has the meaning set forth in the introductory paragraph hereto. Any reference to Borrowers herein shall be deemed to refer to each Person constituting Borrowers, and the responsibilities, obligations and covenants of each such Person under this Agreement and the other Loan Documents shall be joint and several unless expressly stated otherwise herein or the context otherwise requires; PROVIDED, HOWEVER, that the obligations of Borrowers with respect to delivery of reports, financial statements and certifications may be performed by AIMCO for or on behalf of any or all of the REIT, AIMCO/Bethesda or NHP Management, as applicable.

                  "BORROWER PARTY" means Borrowers or any Person from time to time party to a Loan Document other than (x) Lenders and any Affiliates of Lenders, Administrative Agent, Collateral Agent, Issuing Lender, Syndication Agent, Documentation Agent, or any Co-Lead

Agent or Co-Lead Arranger, (y) the Casden Lenders party to the Casden Credit Agreement, and (z) the Term Lenders party to the Term Loan Credit Agreement.

                  "BORROWERS PLEDGE AGREEMENT" means collectively (i) the Borrowers Pledge Agreement executed and delivered by the Borrower Parties party thereto on March 11, 2002, substantially in the form of EXHIBIT G annexed to the Credit Agreement, and (ii) the Ominibus Borrowers Pledge Agreement, as such borrowers pledge agreements may thereafter be amended, supplemented or otherwise modified from time to time.

                  "BORROWING" and "BORROW" each mean, a borrowing hereunder consisting of Loans of the same type made on the same day and, other than in the case of Base Rate Loans, having the same Interest Period.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Lender's lending office is located and, if such day relates to any Offshore Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the offshore Dollar interbank market.

                  "CAPITAL EXPENDITURES" means, for any period and with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing of fixed or capital assets or additions to equipment or Property (including replacements, capitalized repairs and improvements during such period, but excluding Enhancements and Initial Capital Expenditures) which should be capitalized under GAAP on a consolidated balance sheet of such Person. For the purpose of this definition, the purchase price of equipment which is purchased simultaneously with the trade-in of existing equipment owned by such Person or with insurance proceeds shall be included in "CAPITAL EXPENDITURES" only to the extent of the gross amount of such purchase price, less the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be.

                  "CAPITAL EXPENDITURE RESERVE" means as of any date of determination, the product of (a) $400 per apartment unit (subject to adjustment as provided below), and (b) the sum of (i) the number of apartment units owned by Borrowers, any Guarantors or any of their Wholly-Owned Subsidiaries during such period PLUS (ii) the number of apartment units that constitute Non-Wholly Owned Properties which is proportionate to the ownership interest of any Borrower, any Guarantors or any of their Wholly-Owned Subsidiaries in such Non-Wholly Owned Properties, measured at the end of the most recent calendar quarter ending prior to such date of determination. Administrative Agent shall review the Capital Expenditure Reserve as of the last day of each calendar year and, based on such review, shall adjust the per apartment unit charge in clause
(a) hereof to the extent necessary to cause the Capital Expenditure Reserve to equal or exceed Borrowers', Guarantors' and their respective Subsidiaries' aggregate proportionate ownership interest of actual Capital Expenditures, excluding Enhancements and Initial Capital Expenditures, for the four calendar quarters preceding the date of such review.

                  "CAPITAL LEASE" means any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

                  "CAPITAL LEASE OBLIGATIONS" means, with respect to any Person, the amount at which such Person's obligations under Capital Leases are required to be carried on the balance sheet of such Person in accordance with GAAP.

                  "CASDEN" means, collectively, Casden Properties, Inc., National Partnership Investments Corp., and other Affiliates or related entities thereof in existence as of the date immediately prior to the date of the Casden Acquisition, directly or indirectly acquired by, or merged into, Borrowers and/or their Affiliates from time to time as provided in the Casden Merger Agreement.

                  "CASDEN ACQUISITION" means the acquisition and merger of the Casden Assets contemplated under the Casden Merger Agreement, including, without limitation, the "OP Unit Contribution Agreement" and the "Casden Contribution Agreement" (as the foregoing terms are defined in the Casden Merger Agreement).

                  "CASDEN ASSETS" means any and all assets, rights and interests, including, without limitation, all corporate interests, general and limited partnership interests and limited liability company interests comprising Casden, and all other Property and associated rights held or controlled, directly or indirectly, by Casden acquired on or to be acquired after the Initial Closing Date pursuant to the Casden Merger Agreement, and the interests to be acquired pursuant to the "OP Unit Contribution Agreement" and the "Casden Contribution Agreement" (as the foregoing terms are defined in the Casden Merger Agreement).

                  "CASDEN CREDIT AGREEMENT" means that certain Interim Credit Agreement dated as of March 11, 2002 between the REIT, AIMCO and NHP Management, as borrowers, the financial institutions listed therein as lenders, and LCPI, as administrative agent for the lenders party thereto, as amended by that certain First Amendment and Waiver, dated as of June 12, 2002, that certain Second Amendment, dated as of August 2, 2002, that certain Third Amendment, dated as of February 14, 2003, that certain Fourth Amendment, dated as of May 9, 2003, and that certain Fifth Amendment, dated as of May 30, 2003 and as hereafter may be amended from time to time in accordance with the Intercreditor Agreement.

                  "CASDEN CREDIT AGREEMENT AMENDMENT" means that certain Fifth Amendment to the Casden Credit Agreement dated as of May 30, 2003.

                  "CASDEN LENDERS" means the lenders from time to time party to the Casden Credit Agreement.

                  "CASDEN LOAN" means that certain term loan facility in the original principal amount of $287,000,000 which has been extended to the REIT, AIMCO and NHP Management pursuant to the Casden Credit Agreement.

                  "CASDEN LOAN DOCUMENTS" means the Casden Credit Agreement and the "Loan Documents" as defined therein, as amended from time to time in accordance with the Intercreditor Agreement.

                  "CASDEN MERGER AGREEMENT" means that certain Agreement and Plan of Merger dated as of December 3, 2001, by and among the REIT, Casden Properties Inc. and XYZ Holdings LLC, including all documents executed in connection therewith or attached as exhibits thereto; provided that copies of such documents and exhibits were delivered to Administrative Agent prior to the Initial Closing Date.

                  "CASH" means money, currency or a credit balance in any demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "CASH EQUIVALENTS" means:

                  (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than six months from the date of acquisition;

                  (b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a term of not more than three (3) months, issued by Administrative Agent, or by any U.S. commercial bank (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P and P-1 by Moody's; PROVIDED, HOWEVER, such Investments may not be made in amounts in excess of $1,000,000 with any lender that is owed Indebtedness in excess of $1,000,000 by Borrowers or any Subsidiary (other than (i) the Obligations and funds held by Bank of America cash investments services, including, without limitation, Nations Funds, FundsSweep and overnight repos, and (ii) any balances of Borrowers or any Subsidiary held by any Lender, any Term Lender or any Casden Lender so long as such balances are maintained in compliance with Sections 10.05 and 10.06 herein) unless such bank waives in writing (in form and substance satisfactory to the Requisite Lenders) its right to set-off such Investment against such Indebtedness;

                  (c) demand deposits on deposit in accounts maintained at commercial banks having membership in the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and

                  (d) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's and in either case having a term of not more than three
         (3) months.

                  "CO-LEAD AGENTS" means Bank of America and Fleet. The Co-Lead Agents, in their capacity as a Co-Lead Agent, shall have no duties or responsibilities in addition to those of a Lender as provided under this Agreement.

                  "CO-LEAD ARRANGERS" means BAS and Fleet Securities Inc., in their capacity as co-lead arrangers hereunder.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL AGENT" means Bank of America, in its capacity as Collateral Agent under the Intercreditor Agreement and the Borrowers Pledge Agreement, or any successor Collateral Agent pursuant to SECTION 11.01(g).

                  "COLLATERAL DOCUMENTS" means the Borrowers Pledge Agreement and all other instruments or documents delivered by Borrowers or any of their Subsidiaries pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of the Lenders, or Collateral Agent, on behalf of Lender Group, a Lien on any real, personal or mixed property of that Person as security for all or a portion of the Collective Obligations.

                  "COLLECTIVE OBLIGATIONS" means, collectively, the Obligations owing under this Agreement, the obligations owing under the Casden Credit Agreement and the obligations owing under the Term Loan Credit Agreement.

                  "COMBINED COMMITMENTS" has the meaning assigned to such term in the definition of "Commitment". The Combined Commitments are $400,000,000.

                  "COMMITMENT" means, for each Lender, the obligation of such Lender to make Extensions of Credit in an aggregate principal amount not exceeding the amount set forth opposite such Lender's name on SCHEDULE 2.01 at any one time outstanding, as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "COMBINED COMMITMENTS").

                  "COMMITTED LOAN" means a Loan of any type made to Borrowers by Lenders in accordance with their respective Pro Rata Shares pursuant to SECTION 2.01, except as otherwise provided herein.

                  "COMMITTED LOAN NOTE" means a promissory note made by Borrowers in favor of a Lender evidencing Committed Loans made by such Lender, substantially in the form of EXHIBIT C-1 (collectively, the "COMMITTED LOAN NOTES").

                  "COMPLIANCE CERTIFICATE" means a certificate in the form of EXHIBIT B, properly completed and signed by a Responsible Officer of Borrowers.

                  "CONSOLIDATED INTEREST EXPENSE" means for any Person and for any period, the Interest Expense of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" means for any Person and for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; PROVIDED that there shall be excluded (a) any after-tax gains or losses attributable to dispositions of property, (b) (to the extent not included in clause (a) above) any net extraordinary gains or net non-cash extraordinary losses, and (c) income from Borrowers' and their Subsidiaries' minority interests in operating partnerships.

                  "CONSOLIDATED NET WORTH" means, as of any date of determination and without double counting any item, the sum of the capital stock or other capital equity interests and additional paid-in capital plus retained earnings (or minus accumulated deficits) of the Borrowers and their respective Subsidiaries on a consolidated basis determined in conformity with GAAP.

                  "CONSOLIDATED OPERATIONS EBITDA" means, for any period, the sum of the amounts for such period of (a) Consolidated Net Income, PLUS (b) Consolidated Interest Expense, PLUS (c) total depreciation expense, PLUS (d) total amortization expense, PLUS (e) provisions for taxes based on income, PLUS
(f) other non-cash items or non-cash charges reducing Consolidated Net Income arising in the ordinary course of business (including impairment charges against goodwill) LESS other non-cash items increasing Consolidated Net Income arising in the ordinary course of business MINUS (g) to the extent included in Consolidated Net Income, the sum of (1) Borrowers' and their Subsidiaries' earnings or losses from unconsolidated partnerships and unconsolidated subsidiaries PLUS (2) income from Borrowers' and their Subsidiaries' minority interests in other entities PLUS (3) interest income from intercompany notes, all of the foregoing, except as otherwise noted, as determined on a consolidated basis for Borrowers and their Subsidiaries in conformity with GAAP.

                  "CONSTRUCTION/RENOVATION" means any New Construction or any substantial rehabilitation, renovation and/or expansion by Borrowers or any of their Subsidiaries or unconsolidated subsidiaries of any multi-family Property which, in the case of rehabilitation, renovation or expansion, involves the repositioning or upgrading of such multi-family Property with respect to comparable multi-family properties located in the proximate geographic area. Properties under Construction/Renovation as of the Amendment Effective Date are listed on SCHEDULE 1.01A attached hereto.

                  "CONTINGENT ACQUISITION NOTE" means, collectively, those four Promissory Notes, in respect of each Real Estate Company, in the aggregate maximum principal amount of $655,000,000 from AIMCO, as maker, in favor of XYZ Holdings LLC, as holder, pursuant to the Tri-Party Agreement secured by a pledge of the membership interests in each of the Real Estate Companies owned by a Subsidiary of the REIT, which secured promissory notes represent (i) the $619,000,000 purchase price for the Real Estate Companies, less the aggregate amount of construction loans to be refinanced, and (ii) a $36,000,000 earnout payment for the Real Estate Companies. "Contingent Acquisition Note" shall not include any renewal, extension or refinancing of such Indebtedness.

                  "CONTINUATION" and "CONTINUE" mean, with respect to any Offshore Rate Loan, the continuation of such Offshore Rate Loan as an Offshore Rate Loan on the last day of the Interest Period for such Loan.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "CONTROL AGREEMENT" means, with respect to any Letter of Credit Cash Collateral Account of Borrowers, a Control Agreement, in the form of Exhibit K, executed and delivered by Borrowers, the depository institution at which such account is maintained and the Administrative Agent from time to time, as any such agreement may be amended, supplemented or otherwise modified from time to time.

                  "CONTROLLED GROUP" means Borrowers and all Persons (whether or not incorporated) under common control or treated as a single employer with Borrowers pursuant to Section 414(b), (c), (m) or (o) of the Code.

                  "CONVERSION" and "CONVERT" mean, with respect to any Loan, the conversion of such Loan from or into another type of Loan.

                  "CREDIT RATING" means a credit rating assigned to the senior unsecured indebtedness of the REIT and AIMCO by S&P and/or Moody's.

                  "DEBT SECURITIES" means any arrangement, bonds, debentures, notes or other evidences of Indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments evidencing Indebtedness commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

                  "DEFAULT" means any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

                  "DEFAULT RATE" means an interest rate equal to the Base Rate PLUS the Applicable Margin applicable to Base Rate Loans PLUS 3.0% per annum, to the fullest extent permitted by applicable Laws; PROVIDED, HOWEVER, that with respect to an Offshore Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 3.0% per annum.

                  "DESIGNATED DEPOSIT ACCOUNT" means a deposit account to be maintained by Borrowers with Bank of America, N.A. as from time to time designated by Borrowers by written notification to Administrative Agent.

                  "DEVCO" means Casden Properties LLC.

                  "DEVCO LLC AGREEMENT" means the limited liability company agreement of DevCo.

                  "DISPOSITION", "DISPOSE", or "DISPOSED" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property, including, without limitation, any contract rights, or intangible property or rights to receive revenue or cash flow, by any Person, including any sale, assignment, transfer or other disposal with or without recourse of any notes or accounts receivable or any rights and claims associated therewith. "DISPOSITIONS" shall not include the incurrence of Ordinary Course Liens or the transfer of Partnership Units to third party vendors or service providers in lieu of cash payments and in consideration of services performed on behalf of the Borrowers or any Subsidiary thereof.

                  "DOCUMENTATION AGENT" means, as of the Initial Closing Date, Wachovia Bank NA. Documentation Agent shall have no responsibilities or duties in addition to those of a Lender as provided under this Agreement.

                  "DOLLAR" and "$" means lawful money of the United States of America.

                  "EBITDA" means, for any period, the sum determined in accordance with GAAP, of the following, for any Person (a) the net income (or net loss) of such Person during such period PLUS (b) all amounts on a consolidated basis treated as expenses or non-cash charges for depreciation, Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss) (including impairment charges against goodwill), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to (i) extraordinary losses or extraordinary gains (including gains or losses from the sale of Properties), (ii) any amortization of capitalized financing expenses or charges related to restructuring of Indebtedness (excluding such expenses or charges in connection with renewals or extensions of existing Indebtedness in the Ordinary Course of Business), and (iii) such Person's minority interests in operating partnerships.

                  "EFFECTIVE DATE" means February 14, 2003.

                  "ELIGIBLE ASSIGNEE" means (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is engaged, among other things, in the business of commercial banking and/or commercial loans (including purchasing or investing in such loans), and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, (iii) a Person of which a Lender is a Subsidiary; or (iv) a Related Fund of Lender; (d) another Lender; (e) any other person which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds and lease finance companies in each case with a capital and surplus of at least $500,000,000; and (f) an investment fund which deals in commercial loans and has assets of at least $100,000,000; PROVIDED, HOWEVER, that in no event may an Affiliate of Borrowers be an Eligible Assignee.

                  "ENCUMBERED PROPERTY DEBT COVERAGE RATIO" means, as of the last day of any fiscal quarter, the ratio of (a) Adjusted Total NOI from all real property assets subject to Liens during the four fiscal quarter period ending on such date TO (b) Borrowers', the Guarantors' and their Subsidiaries' pro rata share of the aggregate debt service (including all scheduled principal and interest payments, but excluding balloon payments) on all such real property assets subject to Liens during such period.

                  "ENHANCEMENTS" means any material item of Capital Expenditures (other than an Initial Capital Expenditure) which adds a new feature or revenue source to an existing Property and which is not properly characterized as an Ordinary Course of Business Capital Expenditure.

                  "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by Borrowers, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                  "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters applicable to any property.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or that it intends to terminate; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under

Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any lien or liability pursuant to Sections 401(a)(29) or 412(n) of the Code or under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

                  "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding Offshore Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "EVENT OF DEFAULT" means any of the events specified in
SECTION 8.

                  "EXCEPTIONS TO NONRECOURSE" means, with respect to Indebtedness secured by mortgage loans which are not Recourse to the borrower thereof, the customary exceptions to the nonrecourse nature of such mortgage loans which include liability of the borrower and/or its principals for fraud, misrepresentations, failure to insure, misapplication of insurance or condemnation proceeds and waste, in each case with respect to the property encumbered by the mortgage loan.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXISTING LETTER OF CREDIT" means each Letter of Credit (as defined in the Original Agreement) outstanding on the Initial Closing Date that has not expired or been cancelled as of the Initial Closing Date.

                  "EXTENSION OF CREDIT" means (a) the Borrowing of Loans, (b) the Conversion or Continuation of any Loans, or (c) any Letter of Credit Action or any other action which has the effect of increasing the amount of any Letter of Credit, extending the maturity of any Letter of Credit or making any material modification to any Letter of Credit or the reimbursement of drawings thereunder (collectively, the "EXTENSIONS OF CREDIT").

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by Administrative Agent.

                  "FEE PAYMENT DATE" is defined in Section 2.09(a).

                  "FEE PAYMENT PERIOD" means, for any period, the applicable period designated in Section 2.09(a).

                  "FINANCE SUBSIDIARY" means AIMCO Properties Finance Partnership, L.P., a Delaware limited partnership.

                  "FINANCE SUBSIDIARY LOAN" means, collectively, (i) the loan in the amount of $95,387,690 made by the Finance Subsidiary to the REIT on or around September 12, 1995, as evidenced by that certain Promissory Note, dated as of September 12, 1995, executed by the REIT, in favor of the Finance Subsidiary, which loan has been assumed by AIMCO pursuant to that certain Redemption Agreement, dated as of April 15, 1996, between the REIT and AIMCO, among others, and (ii) the loan in the amount of $3,000,000 made by the Finance Subsidiary to the REIT on or around September 6, 1995, as evidenced by that certain Promissory Note, dated as of September 6, 1995, executed by the REIT, in favor of the Finance Subsidiary.

                  "FIXED CHARGE COVERAGE RATIO" means, as of any date of determination, the ratio of (a) Adjusted Total Corporate EBITDA for the four fiscal quarter period ending on such date TO (b) Fixed Charges during such period.

                  "FIXED CHARGES" means, for any period, the sum of (i) Total Interest Expense for such period, PLUS (ii) Total Scheduled Amortization for such period (excluding Scheduled Amortization for Borrowers under the Casden Loan and additional amortization under the Casden Loan and the Casden Loan Documents for such period), PLUS (iii) dividends accrued (whether or not declared or payable) on the preferred Stock and/or preferred Partnership Units of the Borrowers or any of their Subsidiaries during such period.

                  "FLEET" means Fleet National Bank, N.A.

                  "FREE CORPORATE CASH FLOW" means, for any period, Total Corporate EBITDA for such period MINUS the sum of (a) Total Interest Expense for such period (excluding interest paid or accrued in respect of the Obligations), PLUS (b) Borrowers', the Guarantors' and their respective Subsidiaries' pro-rata share of all repayments of principal of Indebtedness (excluding (i) any principal amortization consisting of a balloon payment of Indebtedness in connection with the repayment in full of such Indebtedness, and (ii) principal amortization in respect of the Obligations, PLUS (c) Borrowers', the Guarantors' and their respective Subsidiaries' pro-rata share of taxes based on income paid for such period, PLUS (d) preferred dividends accrued (whether or not declared or payable) on the preferred Stock and/or Partnership Units of the Borrowers or any of their Subsidiaries during such period, PLUS (e) an amount equal to 90% of the aggregate amount of REIT taxable income as reported on the REIT's federal income tax return (Form 1120-REIT) or as estimated from time to time based on current financial results for the period determined in accordance with all applicable requirements of the Code, PLUS (f) the Capital Expenditure Reserve as of the last day of such period of determination; PROVIDED,

HOWEVER, that, for purposes of determining Free Corporate Cash Flow, in no event shall any calculation of Total Corporate EBITDA include any Consolidated Net Income or net income (or loss, as applicable) in respect of any Property which has been Disposed of by Borrowers or any Subsidiary thereof, or any unconsolidated partnership or subsidiary thereof.

                  "FUNDS FROM OPERATIONS" means, with respect to Borrowers and their Subsidiaries on a consolidated basis, net income calculated in accordance with GAAP, excluding gains or losses from debt restructuring and sales of property, plus real estate depreciation and amortization (excluding amortization of financing costs), plus amortization associated with the purchase of property management companies, and after adjustments for unconsolidated partnerships and joint ventures (with adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis) together with adjustments for the non-cash deferred portion of any income tax provision for unconsolidated subsidiaries and the payment of dividends on preferred Stock, as interpreted by the National Association of Real Estate Investment Trusts in its March, 1995, White Paper on Funds From Operations.

                  "GAAP" means generally accepted accounting principles and practices at any date of determination in respect of a business conducting a business the same as or similar to that of Borrowers, including, without limitation, those set forth in applicable bulletins, opinions, pronouncements, statements and interpretations issued by the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standard Board, which are applicable to the circumstances as of the date of determination.

                  "GOVERNING STATE" means the State of California.

                  "GOVERNMENTAL AUTHORITY" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or
(c) any court, administrative tribunal or public utility.

                  "GP CORP" means AIMCO-GP, Inc., a Delaware corporation. GP Corp is a Wholly-Owned Subsidiary of the REIT and is the general partner of AIMCO.

                  "GP LOAN NOTE" means a promissory note substantially in the form of Exhibit J attached hereto, whether secured or unsecured, evidencing a GP Loan.

                  "GP LOANS" means that certain Indebtedness loaned by AIMCO to its Affiliates, whether secured or unsecured, evidenced by GP Loan Notes in an aggregate principal amount of approximately $469,558,455 outstanding as of March 31, 2003 and such Indebtedness is set forth in more detail on SCHEDULE 1.01B hereto.

                  "GROSS ASSET VALUE" means as of any date of determination, the sum of the following, determined for Borrowers, the Guarantors and their respective Subsidiaries:

Cash (including Restricted Cash) and Cash Equivalents of both consolidated and unconsolidated Persons, which Cash and Cash Equivalents are owned, directly or indirectly, by Borrowers, the Guarantors or their respective Subsidiaries as of such date of determination;

GP Loans valued at net realizable value as of such date of determination determined in accordance with GAAP;

with respect to all real estate assets wholly or partially owned by such Person(s) throughout the most recent four calendar quarters ending on or prior to such date of determination (other than Real Property Assets Under Development), the Adjusted Total NOI attributable to such real estate assets for such four quarter period DIVIDED BY 9.00%;

with respect to all real estate assets wholly or partially owned by such Person(s) on such date of determination, but acquired less than four calendar quarters but at least one calendar quarter preceding such date of determination (other than Real Property Assets Under Development), the Adjusted Total NOI attributable to such real estate assets for the number of full calendar quarters that such Person(s) owned such assets measured on an annualized basis and DIVIDED BY 9.00%;

with respect to all real estate assets owned by such Person(s) on such date of determination, but acquired less than one calendar quarter preceding such date of determination (other than Real Property Assets Under Development), 95% of the purchase price paid by such Person(s) for such assets;

the gross book value of Real Property Assets Under Development as of such date of determination; and

an amount equal to 400% of Management EBITDA for the four consecutive fiscal quarter period preceding such date of determination.

                  "GROUP A LENDERS" means, on any date of determination, the Lenders which are party to this Agreement and which are not party to the Casden Loan Documents and which have no Affiliates who are party to the Casden Loan Documents. If a Lender is not a Group A Lender, such Lender shall be deemed to be a Group B Lender.

                  "GROUP B LENDERS" means, on any date of determination, the Lenders which are party to this Agreement and which are party to the Casden Loan Documents or which have Affiliates who are party to the Casden Loan Documents.

                  "GUARANTY" means a guaranty of the Obligations, in the form of EXHIBIT H attached hereto, and any documents relating to such guaranty as Administrative Agent requires, duly executed by the Guarantors, together with the guaranties delivered pursuant to SECTION 6.16(c), and "Guaranties" means all of such guaranties collectively.

                  "GUARANTOR" means each Subsidiary of any Borrower that executes and delivers a counterpart of any Guaranty on the Amendment Effective Date or from time to time thereafter pursuant to SECTION 6.16(c), and collectively are referred to herein as the "GUARANTORS". The Guarantors as of the Amendment Effective Date are set forth on 1.01C attached hereto.

                  "GUARANTY OBLIGATION" means, as to any Person, any (a) guaranty by that Person of Indebtedness of, or other obligation payable or performable by, any other Person or (b) assurance, agreement, letter of responsibility, letter of awareness, undertaking or arrangement given by that Person to an obligee of any other Person with respect to the payment or performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; PROVIDED, HOWEVER, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, covered by such Guaranty Obligation or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

                  "HAZARDOUS MATERIALS" means (i) all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum-derived substance or waste, (ii) any other materials or pollutants that (a) pose a hazard to any Property of Borrowers or to Persons on or about such Property or (b) cause such Property to be in violation of any Environmental Laws, (iii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (iv) any other chemical, material, substance, or waste, exposure to which is prohibited, limited, or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the owners, occupants, or any Persons surrounding the relevant Property.

                  "HUD" means the United States Department of Housing and Urban Development.

                  "INCREASE EFFECTIVE DATE" is defined in SECTION 2.01(e).

                  "INDEBTEDNESS" of any Person means without duplication, (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services, (c) all direct or contingent obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, to the extent material or noncontingent), (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Properties, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Properties acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such properties), (f) all Capital Lease Obligations, (g) all net obligations with respect to Swap Agreements, (h) all obligations (other than, in the case of the REIT, the obligation to acquire Partnership Units in exchange for shares of common Stock of the REIT) to purchase, redeem, or acquire any Stock of such Person or its Affiliates that, by its terms or by the terms of any security into which it is convertible or exchangeable, (x) is, or upon the happening of any event (other than a change of control event as may be set forth in certain securities of the REIT and/or AIMCO which has not occurred prior to the date of determination hereunder) or the passage of time would be, required to be redeemed or repurchased by such Person or its Affiliates, including at the option of the holder, in whole or in part, or (y) has, or upon the happening of an event (other than the above change of control event as may be set forth in certain securities of the REIT and/or AIMCO which has not occurred prior to the date of determination hereunder) or passage of time would have, a redemption or similar payment due, in each case of clauses
(x) and (y) before the date which is the one (1) year anniversary of the then effective Maturity Date (excluding, however, any such preferred Stock which is convertible only into common Stock of the REIT), (i) any direct or contingent obligations or liabilities under any equity forward agreements or transactions or under any similar arrangements or transactions, (j) all indebtedness referred to in clauses (a) through (i) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Properties (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (k) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (i) above. "INDEBTEDNESS" shall also include such Person's share of the Indebtedness of any partnership or joint venture in which such Person, directly or indirectly, holds any interest, and any direct or indirect Recourse or contingent obligations of such Person with respect to Indebtedness of such partnership or joint venture in excess of its proportionate share. Solely for purposes of SECTION 7.14 only, "INDEBTEDNESS" shall exclude Intra-Company Debt, security deposits, accounts payable and accrued liabilities, any prepaid rent (as such terms are defined under GAAP) and that portion of the Contingent Acquisition Note, if any, which is not required under GAAP to be shown as indebtedness of any Borrower or any of their Subsidiaries at any time (including in the event of any acceleration thereof).

                  "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 10.13.

                  "INITIAL CAPITAL EXPENDITURES" means Capital Expenditures incurred as part of a program of spending to improve any Properties acquired after the Initial Closing Date; PROVIDED that such Initial Capital Expenditures are (x) identified prior to any such acquisition of Property and (y) completed within one year after the closing of such acquisition of Property.

                  "INITIAL CLOSING DATE" means March 11, 2002.

                  "INSTITUTIONAL JOINT VENTURE" means a Permitted Joint Venture which either (a) involves a financial institution or sophisticated investor which is primarily contributing Cash to the Permitted Joint Venture in exchange for equity interests therein and the Borrowers, Guarantors or their Subsidiaries directly or indirectly contributing Property to the Permitted Joint Venture in exchange for equity interests therein, or (b) involves the Borrowers, Guarantors or their Subsidiaries and one or more other Persons and where the Permitted Joint Venture's Organization Documents provide at any time that such other Persons may receive preferential returns or distributions with respect to the assets and/or cash flow of such Permitted Joint Venture, or (c) is set forth on
SCHEDULE 1.01F attached hereto. Before (but in no event later than 10 Business Days before) the consummation of the formation of any new Institutional Joint

Venture, Borrower shall provide the Administrative Agent with copies of the proposed Organization Documents and promptly after such formation provide Administrative Agent with executed copies of the final Organization Documents.
SCHEDULE 1.01F attached hereto sets forth all entities which are Institutional Joint Ventures in existence or in negotiation on the Amendment Effective Date.

                  "INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor and Collateral Agency Agreement entered into as of the Amendment Effective Date between Borrowers, Administrative Agent, borrowers to the Term Loan Credit Agreement, Bank of America, in its capacity as administrative agent under the Term Loan Credit Agreement, borrowers party to the Casden Credit Agreement, and LCPI, in its capacity as administrative agent under the Casden Loan, and Collateral Agent, attached hereto as Exhibit L, as amended from time to time, as provided therein. The Intercreditor Agreement shall be binding on and inure to the benefit of each lender in the Lender Group.

                  "INTEREST COVERAGE RATIO" means, as of any date of determination, the ratio of (a) Adjusted Total Corporate EBITDA for the four fiscal quarter period ending on such date TO (b) Total Interest Expense during such period.

                  "INTEREST EXPENSE" means, for any Person and for any period, without double counting any item, the sum of (x) gross interest expense paid in, incurred or accrued during such period by such Person (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments), including any amounts as capitalized interest, plus (y) dividends paid in, incurred or accrued during such period by such Person with respect to Trust Based Convertible Preferred Securities, PLUS
(z) the portion of the upfront costs and expenses for Swap Agreements entered into by such Person (to the extent not included in gross interest expense) fairly allocated to such Swap Agreements as expenses for such period, as determined for such Person in accordance with GAAP; PROVIDED that all interest expense accrued by Borrowers and their respective Subsidiaries during such period, even if not payable on or before the Maturity Date, shall be included with "INTEREST EXPENSE". Notwithstanding the foregoing, amortization of loan costs and interest accrued under any Intra-Company Debt shall not be included within "INTEREST EXPENSE" for any purposes hereof.

                  "INTEREST PAYMENT DATE" means (a) as to any Base Rate Loan and any Swing Line Loan, the last day of each calendar month; (b) as to any Offshore Rate Loan, the last day of each relevant Interest Period and any date that such Loan is prepaid in whole or in part; PROVIDED, HOWEVER, that if any Interest Period for an Offshore Rate Loan exceeds three months, interest shall also be paid on the date which falls every three months after the beginning of such Interest Period; and (c) as to all Loans, the Maturity Date; PROVIDED FURTHER that interest accruing at the Default Rate shall be payable from time to time at any time upon demand of Administrative Agent.

                  "INTEREST PERIOD" means, for each Offshore Rate Loan, (a) initially, the period commencing on the date such Offshore Rate Loan is disbursed, Continued as, or Converted into, an Offshore Rate Loan and (b) thereafter, the period commencing on the last day of the preceding Interest Period, and ending, in each case, on the earlier of (x) the Maturity Date, or (y) one, two, three or six months thereafter, as requested by Borrowers; PROVIDED that:

                           (i) any Interest Period that would otherwise end on a
                  day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           (ii) any Interest Period which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) unless Administrative Agent otherwise consents,
                  there may not be more than seven (7) Interest Periods in effect at any time.

                  "INTERIM LINCOLN PLACE FINANCING" means Indebtedness of Borrowers, Guarantors or their Subsidiaries used solely as interim, short term financing for pre-development and development activity for Lincoln Place Apartments, the amount, interest rate, terms and maturity date of which shall be satisfactory to the Administrative Agent.

                  "INTRA-COMPANY DEBT" means all Indebtedness (whether book-entry or evidenced by a term, demand or other note or other instrument) owed by Borrowers, any Guarantor or any of their respective Subsidiaries to Borrowers, any Guarantor or any of their respective Subsidiaries; PROVIDED that all such Intra-Company Debt owed by Borrowers or any Guarantor shall be subordinated in right of payment to the payment in full of the Obligations in accordance with the terms of the Intra-Company Loan Subordination Agreement.

                  "INTRA-COMPANY LOAN SUBORDINATION AGREEMENT" means a Subordination Agreement, in the form attached hereto as EXHIBIT I, with respect to Intra-Company Debt (including the Finance Subsidiary Loan), in favor of Administrative Agent for the ratable benefit of Lenders, and entered into by each of the lenders of the Intra-Company Debt and Borrowers.

                  "INVESTMENT" means, as to any Person, any acquisition or any investment by such Person, whether by means of the purchase or other acquisition of Stock, Partnership Units or other securities or Property of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests in such other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested as of any date of determination (taking into account any redemption, repayment or partial liquidation thereof), without adjustment for subsequent increases or decreases in the value of such Investment.

                  "IRS" means the Internal Revenue Service.

                  "ISSUING LENDER" means Bank of America, or any successor issuing lender hereunder.

                  "KNOWLEDGE OF BORROWERS" means the actual knowledge (after reasonable inquiry) of any of the officers of any Borrower and each other Person with executive responsibility for any aspect of such Borrower's business.

                  "LAWS" or "LAW" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including without limitation the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, in each case whether or not having the force of law.

                  "LCPI" means Lehman Commercial Paper Inc., in its capacity as administrative agent for the Casden Loan.

                  "LENDER" means each lender from time to time party hereto and Issuing Lender.

                  "LENDER GROUP" means, collectively, the Term Lenders, the Casden Lenders and the Revolver Lenders.

                  "LENDING OFFICE" means, as to any Lender, the office or offices of such Lender described as such on SCHEDULE 10.02, or such other office or offices as such Lender may from time to time notify Borrowers and Administrative Agent.

                  "LETTER OF CREDIT" means any letter of credit issued or outstanding hereunder.

                  "LETTER OF CREDIT ACTION" means the issuance, supplement, amendment, renewal, extension, modification or other action relating to a Letter of Credit.

                  "LETTER OF CREDIT APPLICATION" means an application for a Letter of Credit Action as shall at any time be in use by Issuing Lender.

                  "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means a blocked deposit account at Bank of America with respect to which Borrowers hereby grant a security interest in such account to Administrative Agent for and on behalf of Lenders as security for Letter of Credit Usage and with respect to which Borrowers agree to execute and deliver from time to time such documentation as Administrative Agent may reasonably request to further assure and confirm such security interest, including without limitation a Control Agreement.

                  "LETTER OF CREDIT COMMITMENT" means, as of any date of determination, an amount equal to the lesser of (x) $30,000,000 and (y) 10% of the Combined Commitments then in effect.

                  "LETTER OF CREDIT EXPIRATION DATE" means the date which is the earlier of (x) the one year anniversary of the date of issuance, extension or renewal of such Letter of Credit and (y) thirty (30) days prior to the Revolving Commitment Termination Date.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the aggregate undrawn face amount of outstanding Letters of Credit PLUS the aggregate amount of all drawings under the Letters of Credit honored by Issuing Lender and not reimbursed to Issuing Lender by Borrowers or converted into Committed Loans.

                  "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement (in the nature of compensating balances, cash collateral accounts or security interests), encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

                  "LINCOLN PLACE APARTMENTS" means the real Property acquired by AIMCO Lincoln Place Apartments, L.P., a Subsidiary of the REIT, on June 18, 2001, and which consists of 795 apartment units located in Venice, California. A portion of the proceeds of the Lincoln Place Construction Financing will be used to add 44 new apartment units to the project.

                  "LINCOLN PLACE CONSTRUCTION FINANCING" means Indebtedness of Borrowers, Guarantors, or their Subsidiaries in an aggregate principal amount not to exceed $151,000,000 in all events, with an interest rate, terms and maturity date satisfactory to the Administrative Agent, the proceeds of which are to be used to finance the refinancing of certain purchase money indebtedness and the rehabilitation and stabilization of Lincoln Place Apartments and which may also include the Interim Lincoln Place Financing, together with any Guaranty Obligations in connection therewith; provided that "Lincoln Place Construction Financing" shall not include any renewal, extension or refinancing of such Indebtedness or Guaranty Obligations other than a refinancing of the Interim Lincoln Place Financing.

                  "LOAN" means any advance made by any Lender to any Borrower as provided in SECTION 2 (collectively, the "LOANS").

                  "LOAN DOCUMENTS" means this Agreement, the Collateral Documents, the Guaranties, the Intercreditor Agreement, and any Note, certificate, fee letter, and other instrument, document or agreement from time to time delivered in connection with this Agreement.

                  "LP CORP" means AIMCO-LP, Inc., a Delaware corporation.

                  "MANAGEMENT EBITDA" means, for any period, the sum, without duplication, of (x) the aggregate amount of EBITDA for Borrowers and their Subsidiaries attributable to their management of multi-family apartment projects or other real estate projects or provision of Ancillary Services during such period, PLUS (y) Unconsolidated Subsidiaries EBITDA generated by the Management Entities.

                  "MANAGEMENT ENTITY" means any Subsidiary of any Borrower (i) which is primarily engaged in the business of managing multifamily apartment projects or other real estate projects or providing Ancillary Services, and (ii) whose assets (other than Intra-Company

Debt) are not subject to any Liens (other than Ordinary Course Liens), and "MANAGEMENT ENTITIES" includes, without limitation, the Persons listed on
SCHEDULE 1.01D.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon (i) the validity or enforceability of any Loan Document or the rights and remedies of Administrative Agent and the Lenders thereunder, or (ii) the business, assets, property or condition (financial or otherwise) of the REIT and AIMCO and its Subsidiaries, taken as a whole which would reasonably be expected to cause the aggregate amount of loss, damage or expense to the REIT and AIMCO and its Subsidiaries, taken as a whole, as a result of such circumstances and events to exceed $100,000,000, or (b) materially impairs or could reasonably be expected to materially impair the ability of the Borrower Parties, taken as a whole, to pay and/or perform the Obligations.

                  "MATERIAL ENTITY" means any Person in which any Borrower or any of their Subsidiaries owns any equity interest which generates 1.5% or more of Total Corporate EBITDA.

                  "MATURITY DATE" means July 31, 2005, as it may be earlier terminated or extended in accordance with the terms hereof.

                  "MINIMUM AMOUNT" means, with respect to each of the following actions, the minimum amount and any multiples in excess thereof set forth opposite such action:

----------------------------------------------------------------------------------------
                                                                         MULTIPLES IN
              TYPE OF ACTION                       MINIMUM AMOUNT       EXCESS THEREOF
----------------------------------------------------------------------------------------
Borrowing of, prepayment of, or Conversion           $2,000,000               $500,000
into, Base Rate Loans (other than Swing
Line Loans)
----------------------------------------------------------------------------------------
Borrowing of or prepayment of Swing Line             $1,000,000               $500,000
Loans
----------------------------------------------------------------------------------------
Borrowing of, prepayment of, Continuation            $5,000,000             $1,000,000
of, or Conversion into, Offshore Rate Loans
----------------------------------------------------------------------------------------
Reduction in Commitments                             $5,000,000             $1,000,000
----------------------------------------------------------------------------------------
Assignments (other than with respect to              $3,000,000             $1,000,000
the entire amount of a Lender's
Commitment, in which event the Minimum
Amount shall be such Commitment Amount)
----------------------------------------------------------------------------------------
Assignment by a Lender to (i) an Affiliate           $1,000,000             $1,000,000
of the assigning Lender, or (ii) another
Lender
----------------------------------------------------------------------------------------

                  "MOODY'S" means Moody's Investors Service, a Delaware corporation, and its successors and assigns.

                  "MULTIEMPLOYER PLAN" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA.

                  "NEGATIVE PLEDGE" means a Contractual Obligation that restricts Liens on property in favor of the Administrative Agent for the benefit of the Lenders.

                  "NET DISPOSITION PROCEEDS" means, with respect to any Disposition of any Property (including as a result of casualty or condemnation and any purchase price refund in respect of any acquisition), Subsidiary, Management Entity or material property management contract, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) or Cash Equivalents received from such Disposition (which, in the case of non-wholly owned Persons, shall be limited to the Borrowers', the Guarantors' or any of their Subsidiaries' respective pro-rata share of such Disposition proceeds), net of any bona fide direct costs incurred in connection with such Disposition, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Disposition as a result of any gain recognized in connection with such Disposition and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the Stock or assets in question and that is required to be repaid under the terms thereof as a result of such Disposition.

                  "NET INDEBTEDNESS PROCEEDS" means, in respect of the incurrence of any Indebtedness (other than Debt Securities, Refinancing Indebtedness, or proceeds of Indebtedness permitted pursuant to Section 7.01) by Borrowers or any of their respective Subsidiaries, the proceeds received in Cash or Cash Equivalents by Borrowers or any of their respective Subsidiaries upon or substantially simultaneously with such incurrence (which, in the case of non-wholly owned Persons, shall be limited to the Borrowers', the Guarantors' or any of their Subsidiaries' respective pro-rata share of such Indebtedness proceeds), net of (a) the direct costs of such Indebtedness then payable by the recipient of such proceeds (excluding amounts payable to Borrowers or any Affiliate of Borrowers) and (b) fees, underwriting discounts, premiums, unpaid accrued interest and other costs and expenses incurred in connection with such.

                  "NET ISSUANCE PROCEEDS" means, in respect of any issuance of Stock or Partnership Units or Debt Securities (other than proceeds of Debt Securities which are Indebtedness permitted pursuant to SECTION 7.01) by Borrowers or any of their respective Subsidiaries, the proceeds in Cash or Cash Equivalents (or, for purposes of SECTION 7.14(h), in the case of any issuance of Partnership Units in exchange for Property, the fair market value of the Property so acquired) received by Borrowers or any of their respective Subsidiaries upon or substantially simultaneously with such issuance (which, in the case of non-wholly owned Persons, shall be limited to the Borrowers', the Guarantors' or any of their Subsidiaries' respective pro-rata share of such issuance proceeds), net of (a) the direct costs of such issuance then payable by the recipient of such proceeds (excluding amounts payable to Borrowers or any Affiliate of Borrowers), (b) sales, use and other taxes paid or payable by such recipient as a result thereof, and (c) in the case of the issuance of Indebtedness secured by any Property, the portion of such proceeds used to repay Indebtedness previously incurred and secured by the same Property.

                  "NET OPERATING INCOME" means, for any period, as to any Property (a) all gross revenues received from the operation of such Property during such period (including, without limitation, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy, in each case to the extent attributable to the period for which such Net Operating Income is being determined, but excluding any proceeds from the sale or other disposition of any part or all of such Property; or from any financing or refinancing of such Property; or from any condemnation of any part or all of such Property (except for temporary use or occupancy); or on account of a casualty to the property (other than payments from insurance on account of business or rental interruption); or any security deposits paid under leases of all or a part of such Property, unless forfeited by tenants; and similar items or transactions the proceeds of which under GAAP are deemed attributable to capital), MINUS (b) all reasonable and customary property maintenance and repair costs, leasing and administrative costs, management fees and, without double counting, real estate taxes and insurance premiums paid or accrued on account of such Property (whether by direct payment or by deposit into reserves for future payment), or, to the extent applicable for purposes of calculating Net Operating Income, the applicable prior owner of such Property during such period with respect to such Property (exclusive of Capital Expenditures). When calculating Net Operating Income, there shall be no deduction for any non cash items, such as depreciation.

                  "NET REFINANCING PROCEEDS" means the aggregate amount of any Refinancing Indebtedness incurred in excess of the sum of the aggregate principal amount (or if issued with original issue discount, an aggregate issue price) then outstanding of the Indebtedness being refinanced by such Refinancing Indebtedness (including any amounts satisfying AIMCO's obligations under the Contingent Acquisition Note), plus fees, underwriting discounts, premiums, unpaid accrued interest and other costs and expenses incurred in connection with such Refinancing Indebtedness; provided, that, in the case of non-wholly owned Persons, Net Refinancing Proceeds shall be limited to the Borrowers', the Guarantors' or any of their Subsidiaries' respective pro-rata share of such excess Refinancing Indebtedness.

                  "NEW CONSTRUCTION" means the development and construction of any new multi-family Property by any Borrower, any Guarantor or any of their respective Subsidiaries and shall not include any renovations, rehabilitations or expansions of existing multi-family Properties.

                  "NHP MANAGEMENT" is defined in the preamble.

                  "NONRECOURSE DEBT OBLIGOR" has the meaning given such term in
Section 8.01(g)(B).

                  "NON-WHOLLY OWNED PROPERTY" means the Property comprising a multifamily apartment project the fee simple interest in which is not 100% owned, directly or indirectly, by Borrowers and/or their Wholly-Owned Subsidiaries.

                  "NOTES" means, collectively, the Committed Loan Notes and the Swing Line Note.

                  "NYSE" means the New York Stock Exchange.

                  "OBLIGATIONS" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower Party arising under any Loan Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement of any proceeding under any Debtor Relief Laws by or against any Borrower Party or any Subsidiary or Affiliate of any Borrower Party.

                  "OFFSHORE BASE RATE" has the meaning set forth in the definition of Offshore Rate.

                  "OFFSHORE RATE" means for any Interest Period with respect to any Offshore Rate Loan, a rate per annum determined by Administrative Agent pursuant to the following formula:

                      Offshore Rate  =            Offshore Base Rate
                                        ----------------------------------------
                                          1.00 - Eurodollar Reserve Percentage

         Where,

                  "OFFSHORE BASE RATE" means for, such Interest Period,

(a) the offered rate (determined solely by the Administrative Agent) for a period of time comparable to the number of days in the applicable Interest Period for deposits in United States Dollars, as shown on Telerate Page 3750 as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. "Telerate Page 3750" means the display designated as such on Teleratesystem Incorporated (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks for United States Dollar deposits), or

(b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Administrative Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Offshore Rate Loan and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. The determination of the Offshore Base Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

                  "OFFSHORE RATE LOAN" means a Committed Loan bearing interest based on the Offshore Rate.

                  "OMNIBUS BORROWERS PLEDGE AGREEMENT" means the Borrowers Pledge Agreement executed and delivered by the Borrower Parties party thereto in connection with this Agreement, the Casden Credit Agreement and the Term Loan Credit Agreement, substantially in the form of EXHIBIT G-2 annexed hereto, as such Borrowers Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                  "ORDINARY COURSE DISPOSITIONS" means:

                           (a) Dispositions of obsolete or worn out Property or
                  Property no longer useful in any Borrower Party's business, whether now owned or hereafter acquired, in the Ordinary Course of Business;

                           (b) Dispositions of Cash, Cash Equivalents, inventory
                  and other Property in the Ordinary Course of Business;

                           (c) Dispositions of Property to the extent that such
                  property is exchanged for credit against the purchase price of similar replacement property, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement Property or where any Borrower or its Subsidiary determines in good faith that the failure to replace such property will not be detrimental to the business of such Borrower or such Subsidiary;

                           (d) Dispositions of assets or Property by a Borrower
                  or any Subsidiary of a Borrower to any Borrower or another Wholly-Owned Subsidiary of a Borrower; and

                           (e) Dispositions of Property or Properties which
                  generate Net Disposition Proceeds of less than $1,000,000 per Property and $10,000,000 in the aggregate, PROVIDED the aggregate amount of Net Disposition Proceeds generated by all such Dispositions shall not exceed $10,000,000 during any four consecutive fiscal quarter period;

PROVIDED, HOWEVER, that no such Disposition shall be for less than the fair market value of the property being disposed of.

                  "ORDINARY COURSE INDEBTEDNESS" means:

                           (a)      Indebtedness under the Loan Documents;

                           (b) Indebtedness under bonds supporting utility
                  deposits or insurance or other comparable security deposits or property taxes, in each case incurred in the Ordinary Course of Business; and

                           (c) Indebtedness arising from the honoring of a
                  check, draft or similar instrument against insufficient funds.

                  "ORDINARY COURSE INVESTMENTS" means:

                           (a) Investments in Cash and Cash Equivalents;

                           (b) Investments consisting of advances to officers,
                  directors and employees of Borrowers and their Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

                           (c) Investments of Borrowers in any other Borrower or
                  in any of their Subsidiaries and Investments of any Subsidiary of Borrowers in Borrowers or another Subsidiary of Borrowers;

                           (d) Investments consisting of or evidencing the
                  extension of credit to customers or suppliers of Borrowers and their Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof; and

                           (e) Investments consisting of Guaranty Obligations
                  permitted by SECTION 7.01.

                  "ORDINARY COURSE LIENS" means:

                           (a)      Liens pursuant to any Loan Document;

                           (b) Liens for taxes not yet due or which are being
                  contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

                           (c) carriers', warehousemen's, mechanics',
                  materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person and deposits securing liability to insurance carriers under insurance arrangements;

                           (d) pledges or deposits in connection with worker's
                  compensation, unemployment insurance and other social security legislation;

                           (e) deposits to secure the performance of bids, trade
                  contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (f) easements, rights-of-way, restrictions and other
                  similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Borrower Party;

                           (g) attachment, judgment or other similar Liens
                  arising in connection with litigation or other legal proceedings (and not otherwise a Default hereunder) in the ordinary course of business that are currently being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture or the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles);

                           (h) statutory, contractual or common law landlords'
                  Liens under leases to which any Borrower Party or any Subsidiary thereof is a party; and

                           (i) Liens securing reimbursement obligations with
                  respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and the products and proceeds thereof.

                  "ORDINARY COURSE OF BUSINESS" means, in respect of any transaction involving a Person, (i) the ordinary course of such Person's business, substantially as intended to be conducted by any such Person as of the Amendment Effective Date, and (ii) undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Contractual Obligation of such Person or for purposes of defrauding its creditors; PROVIDED, THAT, with respect to any Person (other than the Borrowers, any Material Entity or any Institutional Joint Venture) which is disposing of all or substantially all of its Property, Ordinary Course of Business shall also include any Disposition consistent with clauses (i) and (ii) above and which is not otherwise in violation of this Agreement and the proceeds thereof are applied as required under this Agreement; PROVIDED, FURTHER, that in all events the Institutional Joint Ventures described on SCHEDULE 1.01F and similar Institutional Joint Ventures permitted hereunder, shall be deemed to be in the Ordinary Course of Business for all purposes under this Agreement.

                  "ORGANIZATION DOCUMENTS" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture or other form of business entity, the partnership agreement and any agreement, filing or notice with respect thereto filed with the secretary of state of the state of its formation, in each case as amended from time to time.

                  "ORGANIZATIONAL CHART" means the list of Subsidiaries attached as SCHEDULE 5.16 hereto showing the Borrowers, all of their Subsidiaries and their interests in the Management Entities and any unconsolidated subsidiaries or Persons, as the same may be modified pursuant hereto.

                  "ORIGINAL AGREEMENT" means that certain Third Amended and Restated Credit Agreement, dated as of November 6, 2001, among the Borrowers (other than the REIT), the Lenders named therein, Bank of America, as administrative agent, issuing lender and a co-lead agent, Fleet National Bank, as a co-lead agent and syndication agent, and First Union National Bank, as documentation agent.

                  "OUTSTANDING OBLIGATIONS" means, as of any date, and giving effect to making any Extensions of Credit requested on such date and all payments, repayments and prepayments made on such date, (x) during the period from the Initial Closing Date through and including the Revolving Commitment Termination Date, the sum of (a) the aggregate outstanding principal amount of all Loans (including Swing Line Loans), and (b) all Letter of Credit Usage, and
(y) during the period from but excluding the Revolving Commitment Termination Date through and including the Maturity Date, the aggregate outstanding principal amount of all Loans.

                  "OXFORD" means Oxford Holding Corporation, Oxford Realty Financial Group, Inc., Oxford Tax Exempt Fund II, L.P. and other Affiliates or related entities thereof acquired by Borrowers and/or their Affiliates as provided in the Oxford Acquisition Agreement from time to time, collectively.

                  "OXFORD ACQUISITION AGREEMENT" means that certain Acquisition Agreement dated as of June 28, 2000, by and among the REIT, AIMCO, NHP Management Company and

Aimco/NHP Properties, Inc., as buyers, and Leo E. Zickler, Francis P. Lavin, Robert B. Downing, Mark E. Schifrin, Marc B. Abrams, and Richard R. Singleton, as sellers, together with any amendments or modifications thereto approved by Administrative Agent in writing.

                  "OXFORD ASSETS" means any and all assets, rights and interests, including, without limitation, all corporate interests, general and limited partnership interests comprising Oxford, and all other Property and associated rights held or controlled by Oxford acquired on or to be acquired after September 20, 2000, including, without limitation, pursuant to the Oxford Acquisition Agreement and the interests to be acquired pursuant to the "SLP Offer Agreement," the "ILPI and BAC Agreement" and the "Option Sale Agreement" (as the foregoing terms are defined in the Oxford Acquisition Agreement); PROVIDED, HOWEVER, "Oxford Assets" shall not include any assets, rights or interests in Oxford held by Borrowers, their Subsidiaries or Affiliates prior to September 20, 2000.

                  "PARK LA BREA" means AIMCO Park La Brea Inc. and its direct and indirect Subsidiaries and their respective real estate Properties.

                  "PARK LA BREA AND WESTWOOD VILLAGE PROPERTIES LOANS" means those loans to XYZ Holdings, LLC in the aggregate principal amount at any time outstanding not to exceed $70,000,000 to finance the development, construction and stabilization of the Park La Brea and Westwood Village Properties as contemplated in the Casden Merger Agreement, provided that such loans shall be represented by the Park La Brea and Westwood Village Properties Notes which shall be pledged on a first-priority basis to Collateral Agent pursuant to the Borrowers Pledge Agreement.

                  "PARK LA BREA AND WESTWOOD VILLAGE PROPERTIES NOTES" means, collectively, that certain Mezzanine Loan Secured Note issued by XYZ Holdings LLC in favor of AIMCO Investment Services, Inc. in the principal amount of $26,200,000 (Casden Park La Brea A), that certain Mezzanine Loan Secured Note issued by XYZ Holdings LLC in favor of AIMCO Investment Services, Inc. in the principal amount of $32,100,000 (Casden Park La Brea B), that certain Mezzanine Loan Secured Note issued by XYZ Holdings LLC in favor of AIMCO Investment Services, Inc. in the principal amount of $9,300,000 (Casden Park La Brea C) and that certain Mezzanine Loan Secured Note issued by XYZ Holdings LLC in favor of AIMCO Investment Services, Inc. in the principal amount of $32,400,000 (Westwood) (each a "Park La Brea and Westwood Village Properties Note" and collectively the "Park La Brea and Westwood Village Properties Notes", the aggregate principal amount at any time outstanding under the Park La Brea and Westwood Village Properties Notes not to exceed $70,000,000.

                  "PARTICIPANT" is defined in SECTION 10.04.

                  "PARTNERSHIP UNITS" means the units of limited partnership interest in the Borrowers or any of their Subsidiaries, as the case may be, issued and outstanding from time to time.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

                  "PENSION PLAN" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrowers or any ERISA Affiliates or to which any Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "PERMITTED JOINT VENTURE" means a joint venture, partnership, limited liability company or other similar arrangement, whether in corporate, partnership or other legal form (i) which is formed by or an interest in which is acquired by any of the Borrowers or its Subsidiaries in the Ordinary Course of Business, (ii) which complies with Section 7.09, and (iii) in which any of the Borrowers' or their Subsidiaries' equity or other beneficial interests is held at all times, directly or indirectly, by a Borrower and/or Guarantor.

                  "PERMITTED PREFERRED STOCK REDEMPTIONS" means the (A) purchase, redemption, retirement or other acquisition for value of any Redeemable Preferred Stock, in an amount up to 100% of the Net Issuance Proceeds from any issuance of common or preferred Stock by the Borrowers, the Guarantors or their Subsidiaries occurring after April 15, 2003 including the transactions set forth on SCHEDULE 1.01G attached hereto, (B) purchase, redemption, retirement or other acquisition for value of any Redeemable Preferred Stock in an amount up to not more than 75% of the Net Disposition Proceeds from Dispositions occurring after April 15, 2003 including the transactions set forth on SCHEDULE 1.01G attached hereto; PROVIDED, THAT, all such purchases or redemptions of Redeemable Preferred Stock under this clause (B) may not exceed $250,000,000 in the aggregate in any one calendar year and $400,000,000 in the aggregate in any two consecutive calendar years, or (C) purchase, redemption, retirement or other acquisition for value of any Redeemable Preferred Stock with Free Corporate Cash Flow.

                  "PERSON" means any individual, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority, or other entity.

                  "PLAN" means any employee benefit plan that is (or was within the last 5 years) maintained or contributed to by a Borrower Party or by any trade or business (whether or not incorporated) under common control with a Borrower Party as defined in Section 4001(b) of ERISA and insured by the PBGC under Title IV of ERISA.

                  "PLEDGED COLLATERAL" means any and all Property upon which a Lien is purported to be created by any Collateral Document to secure the Collective Obligations of the Borrowers pursuant to the Collateral Documents and subject to the Intercreditor Agreement. The Pledged Collateral existing on the Amendment Effective Date is listed on SCHEDULE 1.01E.

                  "PRO RATA SHARE" means, with respect to each Lender, the percentage of the Combined Commitments set forth opposite the name of that Lender on SCHEDULE 2.01, as may be amended from time to time.

                  "PROPERTY" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "QUALIFIED PLAN" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiemployer plan (as described in Section 4064(a) of ERISA) has made contributions and any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multi-employer Plan.

                  "REAL ESTATE COMPANY" means each of Casden Glendon LLC, Casden Park La Brea A LLC, Casden Park La Brea B LLC and Casden Park La Brea C LLC, and "REAL ESTATE COMPANIES" means all of such companies collectively.

                  "REAL PROPERTY ASSETS UNDER DEVELOPMENT" means, as of any date of determination, Property owned by a Person and which, as of such date, is in whole or part the subject of Construction/Renovation. Any such asset shall be included in "REAL PROPERTY ASSETS UNDER DEVELOPMENT" only until the earlier of
(a) the date such property becomes Stabilized and (b) six months after the completion of construction of such asset.

                  "RECOURSE" means, with respect to any Indebtedness or Guaranty Obligation of any Person, that such Indebtedness or Guaranty Obligation is recourse to the assets and/or properties of such Person (except as provided below); PROVIDED, HOWEVER, that with respect to nonrecourse Indebtedness secured by real property which contains limitations to the nonrecourse nature of the obligation, such limited nonrecourse obligations shall be deemed "Recourse" if and to the extent the nonrecourse exceptions are for liability of such Person for any of the following under any applicable loan documentation and any such events or circumstances described in clauses (a) through (j) have occurred: (a) fraud, waste, material misrepresentation, or willful misconduct; (b) indemnification with respect to environmental matters or failure to comply with Hazardous Materials laws; (c) failure to maintain required insurance policies;
(d) misapplication of insurance proceeds, condemnation awards and tenant security deposits; (e) breach of covenants relating to unpermitted transfers or encumbrances of real property or other collateral; (f) misappropriation or misapplication of property income; (g) breach of covenants relating to unpermitted transfers of interests in a Person; (h) failure to deliver books and records; (i) failure to pay transfer fees or charges; or (j) other matters substantially the same as those set forth in clauses (a) through (i) above. An obligation of a Person that is without Recourse to the assets and/or properties of such Person shall not be considered a "RECOURSE" obligation unless any of the events or circumstances described in clauses (a) through (j) above have occurred. Indebtedness of a Single Purpose Entity secured by that Single Purpose Entity's real Property assets shall not be considered a "Recourse" obligation provided the Indebtedness is recourse only to such Single Purpose Entity's assets. A Guaranty Obligation with respect to the events or circumstances described in clauses (a) through (j) above of a Single Purpose Entity shall not be deemed a "Recourse" obligation if such events or circumstances have not occurred.

                  "REDEEMABLE PREFERRED STOCK" means (i) the preferred Partnership Units and (ii) the preferred Stock, in each case of the Borrowers, the Guarantors or their Subsidiaries which is redeemable in accordance with its terms.

                  "REFINANCING INDEBTEDNESS" means Indebtedness that is incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness described in SECTIONS 7.01(d), (e), (h) and (i).

                  "REGISTER" is defined in Section 10.04(c).

                  "REIT" is defined in the preamble to this Agreement.

                  "REIT STATUS" means, with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 ET SEQ. of the Code.

                  "RELATED FUND" means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such Lender or such investment advisor.

                  "REPORTABLE EVENT" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in
Section 4062(e) of ERISA.

                  "REQUEST FOR EXTENSION OF CREDIT" means a written request substantially in the form of EXHIBIT A duly completed and signed by a Responsible Officer, or a telephonic request followed by such a written request, in each case delivered to Administrative Agent by Requisite Notice. In the case of a request for a new or amended Letter of Credit, the written Letter of Credit Application shall be deemed to be the Request for Extension of Credit.

                  "REQUISITE LENDERS" means (a) as of any date of determination if the Commitments are then in effect, Lenders having in the aggregate more than 50% of the Combined Commitments then in effect and (b) as of any date of determination if the Commitments have then been terminated and there are Loans and/or Letter of Credit Usage outstanding, Lenders holding Loans and Letter of Credit Usage aggregating more than 50% of the aggregate outstanding principal amount of the Loans and Letter of Credit Usage.

                  "REQUISITE NOTICE" means, unless otherwise provided herein,
(a) irrevocable written notice to the intended recipient or (b) except with respect to Letter of Credit Actions (which must be in writing), irrevocable telephonic notice to the intended recipient, promptly followed by a written notice to such recipient by way of facsimile and by way of mail. Such notices shall be (i) delivered to such recipient at the address or telephone number specified on SCHEDULE 10.02 or as otherwise designated by such recipient by Requisite Notice to each other party hereto, and (ii) if made by any Borrower Party, given or made by a Responsible Officer of such Borrower Party. Any written notice delivered in connection with any Loan Document shall be in the form, if any, prescribed in the applicable section hereof or thereof and may be delivered as provided in SECTION 10.02. Any notice sent by other than hardcopy shall be promptly confirmed by a telephone call to the recipient and, if requested by Administrative Agent, by a manually-signed hardcopy thereof.

                  "REQUISITE TIME" means, with respect to any of the actions listed below, the time and date set forth below opposite such action (all times are local time (standard or daylight) as observed in the Governing State):

==================================================================================================================
                    TYPE OF ACTION                       TIME                       DATE OF ACTION
------------------------------------------------------------------------------------------------------------------
  Delivery of Request for Extension of Credit for,
  or notice for:
------------------------------------------------------------------------------------------------------------------
  Borrowing of, prepayment of, or Conversion into,    9:00 a.m.        1 Business Day prior to such Borrowing,
  Base Rate Loans (other than Swing Line Loans)                        prepayment or Conversion
------------------------------------------------------------------------------------------------------------------
  Borrowing of, or notice of prepayment of Swing      2:00 p.m.        Same date as such Borrowing or prepayment
  Line Loans
------------------------------------------------------------------------------------------------------------------
  Prepayment of, or Conversion of Swing Line Loans    9:00 a.m.        2 Business Days after request for such
  into Base Rate Loans by the Lenders                                  prepayment or Conversion
------------------------------------------------------------------------------------------------------------------
  Borrowing of, prepayment of, Continuation of, or    10:00 a.m.       3 Business Days prior to such Borrowing,
  Conversion into, Offshore Rate Loans                                 prepayment, Conversion or Continuation
------------------------------------------------------------------------------------------------------------------
  Letter of Credit Action                             10:00 a.m.       5 Business Days prior to such action
------------------------------------------------------------------------------------------------------------------
  Voluntary reduction in or termination of            10:00 a.m.       5 Business Days prior to such reduction or
  Commitments                                                          termination
------------------------------------------------------------------------------------------------------------------
  Payments by Lenders or Borrowers to                 11:00 a.m.       On date payment is due
  Administrative Agent
==================================================================================================================

                  "RESPONSIBLE OFFICER" means the president, chief financial officer, treasurer or assistant treasurer of a Borrower Party. Any document or certificate hereunder that is signed by a Responsible Officer of a Borrower Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower Party.

                  "RESTRICTED CASH" means any Cash pledged to other lenders by Borrowers or any of their respective

Subsidiaries or any other Person in which Borrowers or any of their respective Subsidiaries have any equity interest, as indicated in the line item for "restricted cash" in the REIT's balance sheet from time to time, and Borrowers' or their Subsidiaries' pro rata shares of "restricted cash" of unconsolidated partnerships and unconsolidated subsidiaries.

                  "RESTRICTED PAYMENT" means:

                           (a) the declaration or payment of any dividend or
                  distribution by any Borrower or any of its Subsidiaries, either in cash or property, on any shares of the capital stock of any class of such Borrower or any of its Subsidiaries (except dividends or other distributions payable solely in shares of capital stock of any Borrower or any of its Subsidiaries or payable by a Subsidiary to any Borrower or another wholly-owned Subsidiary of any Borrower or payable by any Borrower to another Borrower);

                           (b) the purchase, redemption, including depositary
                  shares, or retirement by Borrowers or any of their Subsidiaries of any shares of their capital stock of any class or any warrants, rights or options to purchase or acquire any shares of their capital stock, whether directly or indirectly;

                           (c) any other payment or distribution by any Borrower
                  or any of its Subsidiaries in respect of their capital stock, including depositary shares, either directly or indirectly (except payments or other distributions to Borrowers or any of their Subsidiaries or payable in shares of the capital Stock of Borrowers or any of their Subsidiaries); and

                           (d) any Investment other than an Investment otherwise
                  permitted under any Loan Document.

                  "REVOLVER LENDERS" means the lenders from time to time party to this Agreement.

                  "REVOLVING COMMITMENT TERMINATION DATE" means July 31, 2005.

                  "REVOLVING LOAN" means a Loan of any type made to Borrowers by Lenders in accordance with their Pro Rata Shares pursuant to SECTION 2.01(a), except as otherwise provided herein.

                  "S&P" shall mean Standard & Poor's Ratings Group and its successors and assigns.

                  "SCHEDULED AMORTIZATION" means, with respect to any Person, the sum, as of any date of determination, of all regularly scheduled amortization payments paid or accrued on such Person's Indebtedness (exclusive of balloon payments).

                  "SEC" means the Securities and Exchange Commission, or any successor thereto.

                  "SEC REPORT" means all filings on Form 10-K, Form 10-Q or Form 8-K with the SEC made by the REIT pursuant to the Exchange Act and delivered to Administrative Agent prior to the date hereof.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SINGLE PURPOSE ENTITY" means a Person which is created or existing solely to own a specific real Property asset and which has no Indebtedness other than in conjunction with the acquisition, operation and maintenance of such real Property asset (including normal and customary trade payables) and which engages in no business other than the ownership, operation and maintenance of such real Property asset.

                  "SOLVENT" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code of the United States of America and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "STABILIZED" means, with respect to any Property and as of any date of determination, the date on which the occupancy level is at least eighty-five percent (85%) for the most recent complete quarter.

                  "STOCK" means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, perpetual preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  "SUBSIDIARY" means, with respect to any Person, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

                  "SUPERMAJORITY LENDERS" means (a) as of any date of determination if the Commitments are then in effect, Lenders having in the aggregate more than 66-2/3% of the Combined Commitments then in effect and (b) as of any date of determination if the Commitments have then been terminated and there are Loans and/or Letter of Credit Usage outstanding, Lenders holding Loans and Letter of Credit Usage aggregating more than 66-2/3% of the aggregate outstanding principal amount of the Loans and Letter of Credit Usage.

                  "SWAP AGREEMENT" means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, or (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "MASTER AGREEMENT"), including but not limited to any such obligations or liabilities under any Master Agreement.

                  "SWING LINE COMMITMENT" means, as of any date of determination, an amount equal to the lesser of (x) $30,000,000 and (y) 10% of the Combined Commitments then in effect.

                  "SWING LINE LENDER" means Bank of America, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "SWING LINE LOAN" means a Loan made to any Borrower by Swing Line Lender pursuant to SECTION 2.03.

                  "SWING LINE NOTE" means a promissory note of Borrowers payable to the order of the Swing Line Lender in substantially the form of EXHIBIT C-2.

                  "SYNDICATION AGENT" means Fleet National Bank. The Syndication Agent shall have no responsibilities or duties in addition to those of a Lender as provided under this Agreement.

                  "TERM LENDERS" means the lenders from time to time party to the Term Loan Credit Agreement.

                  "TERM LOAN" means a Loan of any type made to Borrowers by Lenders in accordance with their Pro Rata Shares pursuant to SECTION 2.01(b), except as otherwise provided herein.

                  "TERM LOAN CREDIT AGREEMENT" means that certain Term Loan Credit Agreement, dated as of May 30, 2003, by and among Borrowers, Bank of America, as administrative agent, and the other financial institutions party thereto.

                  "TERM LOAN DOCUMENTS" means the Term Loan Credit Agreement and the "Loan Documents" as defined therein, as amended from time to time in accordance with the Intercreditor Agreement.

                  "THRESHOLD AMOUNT" means $5,000,000.

                  "TO THE BEST KNOWLEDGE OF" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by such Person (or, in the case of a Person other than a natural Person, known by any officer of such Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by such Person (or, in the case of a Person other than a natural Person, would have been known by an officer of such Person).

                  "TOTAL COMBINED DEBT" means, as of any date of determination and without double counting any item, the sum of (a) the aggregate amount of all Indebtedness of Borrowers, and their respective consolidated Subsidiaries as of such date, PLUS (b) the Borrowers' and their Subsidiaries' pro-rata share of all Indebtedness of any unconsolidated Person in which they have an equity interest. Notwithstanding the foregoing, Intra-Company Debt, accounts payable, security deposits, accrued liabilities and prepaid rents shall be excluded from the calculation of "TOTAL COMBINED DEBT."

                  "TOTAL CORPORATE EBITDA" means, for any period, the sum of (a) Consolidated Operations EBITDA for such period, PLUS (b) Unconsolidated Subsidiaries EBITDA for such period, PLUS (c) Unconsolidated Partnerships EBITDA for such period.

                  "TOTAL CORPORATE NOI" means, for any period, and without double counting any item, the sum of Net Operating Income of the Borrowers, the Guarantors, their respective Subsidiaries and any Person that owns an apartment Property and in which the Borrowers, the Guarantors or their respective Subsidiaries owns an equity or beneficial interest.

                  "TOTAL INTEREST EXPENSE" means for any period, without double counting any item, the sum of (a) Consolidated Interest Expense of the Borrowers, the Guarantors and their respective Subsidiaries for such period, PLUS (b) the Borrowers', the Guarantors' and their respective Subsidiaries' pro-rata share of Interest Expense for such period of unconsolidated Persons in which they have any equity interest.

                  "TOTAL OBLIGATIONS" means as of any date, the sum of (a) Total Combined Debt and (b) the aggregate liquidation preference of all preferred Stock issued by Borrowers and Guarantors.

                  "TOTAL PRO RATA NOI" means, for any period, and without double counting any item, the Borrowers', the Guarantors' and their respective downstream Affiliates' pro-rata share of Net Operating Income, including the Borrowers', the Guarantors' and their respective downstream Affiliates' pro-rata share of Net Operating Income from unconsolidated Persons.

                  "TOTAL SCHEDULED AMORTIZATION" means, for any period of determination, and without double counting any item, the sum of (a) the Scheduled Amortization for Borrowers, the Guarantors and their respective Subsidiaries for such period on a consolidated basis PLUS (b) the Borrowers', the Guarantors' and their respective Subsidiaries' pro-rata share of Scheduled Amortization for such period in respect of any unconsolidated Person in which they have an equity interest.

                  "TRI-PARTY AGREEMENT" means, collectively, the four Tri-Party and Construction Completion Agreements each dated as of March 11, 2002 among each of the Real Estate Companies and the REIT, AIMCO, XYZ Holdings LLC and DevCo.

                  "TRUST BASED CONVERTIBLE PREFERRED SECURITIES" means the 6.5% trust based convertible preferred securities due September 30, 2016 with an aggregate liquidation value of $149.5 million, or such lesser amount as may be outstanding.

                  "TYPE", when used with respect to any Loan, means the designation of whether such Loan is a Base Rate Loan or an Offshore Rate Loan.

                  "UNCONSOLIDATED PARTNERSHIPS EBITDA" means, for any period, an amount equal to the sum of the Borrowers' and the Guarantors' pro-rata share of each of the following: (a) the net income (or loss) for such period taken as a single accounting period, PLUS (b) Interest Expense for such period, PLUS (c) total depreciation and amortization expense for such period, PLUS (d) other non-cash items or non-cash charges reducing net income arising in the ordinary course of business (including impairment charges against goodwill) LESS other non-cash items increasing net income arising in the ordinary course of business during such period MINUS (e) any gains with respect to the sale of any Properties, all of the foregoing as determined in conformity with GAAP for the unconsolidated partnerships in which any Borrower or any Guarantor has an equity interest.


                  "UNCONSOLIDATED SUBSIDIARIES EBITDA" means, for any period, an amount equal to the sum of the Borrowers' and the Guarantors' pro-rata share of each of the following: (a) the net income (or loss) for such period taken as a single accounting period, PLUS (b) Interest Expense for such period, PLUS (c) provisions for taxes based on income for such period, PLUS (d) total depreciation and amortization expense for such period, PLUS (e) other non-cash items or non-cash charges reducing net income arising in the ordinary course of business (including impairment charges against goodwill) LESS other non-cash items increasing net income arising in the ordinary course of business during such period MINUS (f) any gains with respect to the sale of any Properties, all of the foregoing as determined in conformity with GAAP for the unconsolidated subsidiaries in which any Borrower or any Guarantor has an equity interest.

                  "UNFUNDED PENSION LIABILITY" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "UNSECURED DEBT" means Indebtedness which is not secured by any Lien; PROVIDED, HOWEVER, that for purposes of SECTION 7.14, Indebtedness that consists of Loans shall constitute "Unsecured Debt".

                  "UNSECURED DEBT SERVICE COVERAGE RATIO" means, as of any date of determination, the ratio of (a) the sum of (i) Adjusted Total NOI from all unencumbered (other than Ordinary Course Liens) real property assets PLUS (ii) Management EBITDA, in each case for the period of the four prior fiscal quarters ending on such date TO (b) Total Interest Expense relating to Unsecured Debt during such period.

                  "WESTWOOD VILLAGE" means Casden Glendon Member LLC and its direct and indirect Subsidiaries and their respective real estate Properties.

                  "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of AIMCO and/or the REIT and/or AIMCO/Bethesda and/or NHP Management of which one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by Borrowers; PROVIDED, HOWEVER, that where such term is qualified with respect to a specific Person (e.g., "Wholly Owned Subsidiary of the REIT") such term means a Subsidiary of which one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by the specified Person.

         1.02 USE OF CERTAIN TERMS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

                  (b) As used herein, unless the context requires otherwise, the masculine, feminine and neuter genders and the singular and plural include one another.

                  (c) The words "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "INCLUDING" when used herein is not intended to be exclusive and means "including, without limitation." References herein to a Section, subsection or clause shall refer to the appropriate Section, subsection or clause in this Agreement.

                  (d) The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive.

         1.03 ACCOUNTING TERMS.

                  All accounting terms not specifically or completely defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP, as in effect on the Amendment Effective Date, EXCEPT as otherwise specifically prescribed herein.

         1.04 ROUNDING.

                  Any financial ratios required to be maintained by Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

         1.05 EXHIBITS AND SCHEDULES.

                  All exhibits and schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

         1.06 REFERENCES TO AGREEMENTS, EXHIBITS AND LAWS.

                  Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall include all amendments and other modifications thereto (unless prohibited by any Loan Document), and (b) references to any statute or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                                   SECTION 2.
                    THE COMMITMENTS AND EXTENSIONS OF CREDIT

         2.01 COMMITTED LOANS.

                  (a) Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to make, Convert and Continue Committed Loans ("REVOLVING LOANS") until the Revolving Commitment Termination Date as Borrowers may from time to time request; PROVIDED, HOWEVER, that the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment, and the Outstanding Obligations of all Lenders shall not exceed the Combined Commitments at any time. Subject to the foregoing and the other terms and conditions hereof, Borrowers may borrow, Convert, Continue, prepay and reborrow Revolving Loans until the Revolving Commitment Termination Date as set forth herein without premium or penalty.

                  (b) If the conditions to the extension of the initial Maturity Date hereunder are satisfied pursuant to SECTION 2.13, all Revolving

Loans outstanding on the Revolving Commitment Termination Date, after giving effect to any prepayment thereof made on such date, shall be converted into term loans ("TERM LOANS") hereunder. No additional Term Loans shall be made hereunder. Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to Convert and Continue Term Loans until the Maturity Date as Borrowers may from time to time request; PROVIDED, HOWEVER, that the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment, and the Outstanding Obligations of all Lenders shall not exceed the Combined Commitments at any time. Subject to the foregoing and the other terms and conditions hereof, Borrowers may Convert, Continue, and prepay Term Loans until the Maturity Date as set forth herein without premium or penalty. Term Loans that are repaid or prepaid may not be reborrowed.

                  (c) Loans made by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the Ordinary Course of Business. Such Lender's Loans shall be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto. Such loan accounts, records or Notes shall be conclusive absent manifest error of the amount of such Loans and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers to pay any amount owing with respect to the Loans.

                  (d) Anything contained in this Agreement to the contrary notwithstanding, the Committed Loans and the Combined Commitment shall be subject to the following additional limitations:

                           (i) in no event shall the aggregate principal amount
                  of outstanding Committed Loans, the proceeds of which are used to finance Construction/Renovation, exceed $100,000,000; and

                           (ii) in no event shall the Outstanding Obligations at
                  any time exceed the lesser of (x) the Combined Commitments then in effect and (y) an amount equal to 300% of the Free Corporate Cash Flow for the four fiscal quarter period most recently ended on or before such time of determination.

                  (e) Subject to the provisions of SECTION 4.02, on the terms and subject to the conditions set forth in this SECTION 2.01(e), Borrowers may, on or at any time prior to March 11, 2004, by written notice to Administrative Agent, request an increase in the then effective aggregate principal amount of the Combined Commitments by (i) permitting any Lender to increase its Commitment (and accordingly increase the Combined Commitments by such amount), or (ii) inviting any Eligible Assignee that has previously been approved by Administrative Agent in writing to become a Lender under this Agreement and to provide a commitment to lend hereunder (and accordingly increase the Combined Commitments by such amount); PROVIDED, however, that in no event shall such actions cause the aggregate principal amount of the Combined Commitments to increase above $500,000,000.

                  Each of the Lenders acknowledges and agrees that, notwithstanding any contrary provisions of SECTION 10.01, (i) its consent to any such increase in the Combined Commitments shall not be required and (ii) Eligible Assignees may be added to this Agreement and any Lender may increase its Commitment without the consent or agreement of the other Lenders (PROVIDED, however, that no Lender's Commitment may be increased without such Lender's consent), so long as Administrative Agent and Borrowers have consented in writing to such Eligible Assignee or the increase in the Commitment of any of the Lenders, as applicable.

                  Administrative Agent shall not unreasonably withhold its consent to Borrowers' request for an increase in the Combined Commitments under this SECTION 2.01(E) provided that Borrowers satisfy all of the following conditions precedent:

                           (i) No Default or Event of Default shall have
                  occurred and remain uncured on the Increase Effective Date (as hereinafter defined), and Administrative Agent shall have received a certificate to that effect signed by an officer of the Borrowers;

                           (ii) Any Eligible Assignee is acceptable to
                  Administrative Agent in its reasonable discretion;

                           (iii) Borrowers and each such Lender or Eligible
                  Assignee shall have executed and delivered to Administrative Agent a Joinder Agreement in the form of EXHIBIT M attached hereto (a "JOINDER AGREEMENT");

                           (iv) Borrowers shall have paid to Administrative
                  Agent, for the account of such Lender or Eligible Assignee, Administrative Agent and BAS, as applicable, a commitment fee and/or an arrangement fee in an amount reasonably satisfactory to Administrative Agent and Borrowers;

                           (v) Administrative Agent shall have sent written
                  notice of each such request by Borrowers to the Lenders, together with notice of such Eligible Assignee's Commitment or such Lender's increased Commitment, as the case may be, and the effective date (the "INCREASE EFFECTIVE DATE") of such increase in the Combined Commitments; and

                           (vi) All requirements of this SECTION 2.01(e) shall
                  have been satisfied.

                  Upon the Increase Effective Date, and notwithstanding any contrary provision of this Agreement (i) each such Eligible Assignee shall become a party to this Agreement, and thereafter shall have all of the rights and obligations of a Lender hereunder, (ii) each such Eligible Assignee or Lender shall simultaneously pay to Administrative Agent, for distribution to the Lenders whose Pro Rata Shares of the Combined Commitments of all of the Lenders have decreased as a result of the new Commitment of such Eligible Assignee or the increased Commitment of such Lender, an amount equal to the product of such Eligible Assignee's Pro Rata Share (or the increase in such Lender's Pro Rata Share), expressed as a decimal, multiplied by the aggregate outstanding principal amount of the Loans on the date of determination, and (iii) each such Eligible Assignee or Lender shall thereafter be obligated to make its Pro Rata

Share of Borrowings to Borrowers up to and including the amount of such Eligible Assignee's or Lender's Pro Rata Share of the increased Combined Commitments, on the terms and subject to the conditions set forth in this Agreement.

         2.02 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF COMMITTED LOANS.

                  (a) From time to time, Borrowers may irrevocably request a Borrowing, Conversion or Continuation of Committed Loans in a Minimum Amount therefor by delivering a Request for Extension of Credit therefor by Requisite Notice to Administrative Agent not later than the Requisite Time therefor. Immediately after any telephonic notice of a Borrowing, Borrowers shall provide Administrative Agent with a written notice thereof, signed by a Responsible Officer. All Borrowings, Conversions and Continuations shall constitute Base Rate Loans unless properly and timely otherwise designated as set forth in the prior sentence.

                  (b) Following receipt of a Request for Extension of Credit, Administrative Agent shall promptly notify each Lender of its Pro Rata Share thereof by Requisite Notice. In the case of a Borrowing of Loans, each Lender shall make the funds for its Loan available to Administrative Agent at Administrative Agent's Office not later than the Requisite Time therefor on the Business Day specified in such Request for Extension of Credit. Upon satisfaction of the applicable conditions set forth in SECTION 4, all funds so received shall be made available to Borrowers in like funds received.

                  (c) Administrative Agent shall promptly notify Borrowers and Lenders of the interest rate applicable to any Loan other than a Base Rate Loan upon determination of same.

                  (d) Except as otherwise provided herein, an Offshore Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Offshore Rate Loan. No Loans may be requested as, Converted into or Continued as Offshore Rate Loans during the existence of a Default or Event of Default. During the existence of a Default or Event of Default, the Requisite Lenders may demand that any or all of the then outstanding Offshore Rate Loans be converted into Base Rate Loans on the last day of the applicable Interest Period. Such Conversion shall be effective upon the last day of the applicable Interest Period and after notice has been given to Borrowers and shall continue so long as such Default or Event of Default continues to exist.

                  (e) If a Loan is to be made on the same date that another Loan is due and payable, Borrowers or Lenders, as the case may be, shall make available to Administrative Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

                  (f) The failure of any Lender to make any Loan on any date shall not relieve any other Lender of any obligation to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to so make its Loan.

         2.03 SWING LINE LOANS.

                  (a) Subject to the terms and conditions set forth in this Agreement, Swing Line Lender agrees to make Swing Line LOANS until the Revolving Commitment Termination Date as Borrowers may from time to time request; PROVIDED, HOWEVER, that the aggregate outstanding principal amount of Swing Line Loans shall not exceed the Swing Line Commitment at any time; PROVIDED FURTHER that in no event shall the Outstanding Obligations at any time exceed the lesser of (x) the Combined Commitments then in effect and (y) an amount equal to 300% of the Free Corporate Cash Flow for the four fiscal quarter period most recently ended on or before such time of determination. Swing Line Loans shall constitute Loans for all purposes hereunder. Subject to the foregoing and the other terms and conditions hereof, Borrowers may borrow, prepay and reborrow Swing Line Loans as set forth herein until the Revolving Commitment Termination Date without premium or penalty.

                  (b) Swing Line Loans made by Swing Line Lender shall be evidenced by a loan account or records maintained by Swing Line Lender in the Ordinary Course of Business. Upon the request of Swing Line Lender, Swing Line Lender's Swing Line Loans may be evidenced by a Swing Line Note, instead of or in addition to loan accounts. Swing Line Lender may attach schedules to its Swing Line Note and endorse thereon the date, amount and maturity of its Swing Line Loans and payments with respect thereto. Such loan accounts, records or Swing Line Note shall be conclusive absent manifest error of the amount of such Swing Line Loans and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers to pay any amount owing with respect to the Swing Line Loans.

         2.04 BORROWINGS OF SWING LINE LOANS.

                  (a) Borrowers may irrevocably request a Borrowing of Swing Line Loans in a Minimum Amount therefor by delivering a Request for Extension of Credit therefor by Requisite Notice to Administrative Agent and Swing Line Lender not later than the Requisite Time therefor. All Borrowings of Swing Line Loans shall constitute Base Rate Loans.

                  (b) Upon satisfaction of the applicable conditions set forth in SECTION 4, Swing Line Lender shall make the funds for the Swing Line Loan available to Borrowers not later than the Requisite Time therefor by deposit in such of Borrowers' accounts with Swing Line Lender in Los Angeles, California, as Borrowers designate in writing, on the Business Day specified in such Request for Extension of Credit.

                  (c) If necessary to meet Borrowers' funding deadlines, Administrative Agent may treat any Request for Extension of Credit as a request for a Swing Line Loan from Borrowers and Swing Line Lender may fund it as a Swing Line Loan. Within two (2) Business Days after each Swing Line Loan is funded, Swing Line Lender and Administrative Agent shall request that each Lender, and each Lender shall, at the Requisite Time after such request is made, prepay one or more Swing Line Loans in an amount equal to such Lender's Pro Rata Share of such Swing Line Loans by funding under such Lender's Commitment, such purchase to be made in accordance with the terms of SECTION 2.01 of this Agreement just as if such Lender were funding a Base Rate Loan directly to Borrowers under its Commitment (such that all Lenders other than Swing Line Lender shall fund only under their respective Commitments). Unless Administrative Agent had actual knowledge when Swing Line Lender funded a Swing Line Loan that Borrowers have not satisfied the conditions in this Agreement to obtain a borrowing, each Lender's obligation to prepay the Swing Line Loans shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation (i) any set-off, counterclaim, recoupment, defense, or other right which such Lender or any other Person may have against Swing Line Lender or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or Event of Default or the termination of any Lender's Commitment, (iii) the occurrence of any Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by Borrowers, any Borrower Party, Administrative Agent, or any other Lender, or (v) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing. Any portion of a Swing Line Loan not so prepaid may be treated by Swing Line Lender as a Loan which was not funded by the non-purchasing Lenders as contemplated in SECTION 2.11(d) of this Agreement, and as a funding by Swing Line Lender under the Combined Commitments in excess of Swing Line Lender's Commitment. Each Swing Line Loan, once so prepaid, shall cease to be a Swing Line Loan for the purposes of this Agreement, but shall be deemed a borrowing made under the Combined Commitments and each Lender's Commitment; PROVIDED, HOWEVER, that so long as Bank of America is both Administrative Agent and Swing Line Lender, no Lender shall be obligated to prepay any Swing Line Loan for which Borrowers have not satisfied the applicable conditions precedent set forth in SECTION 4 hereof.

         2.05 LETTERS OF CREDIT.

                  (a) THE LETTER OF CREDIT COMMITMENT. Subject to the terms and conditions hereof, at any time and from time to time from the Initial Closing Date through the Letter of Credit Expiration Date, Issuing Lender shall take such Letter of Credit Actions under the Commitments as Borrowers may request; PROVIDED, HOWEVER, that (i) the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment, (ii) the Outstanding Obligations of all Lenders shall not exceed at any time the lesser of (x) Combined Commitments at such time and (y) an amount equal to 300% of the Free Corporate Cash Flow for the four fiscal quarter period most recently ended on or before such time of determination, and (iii) the Letter of Credit Usage shall not at any time exceed the Letter of Credit Commitment at such time. Each Letter of Credit Action shall be in a form reasonably acceptable to Issuing Lender and shall not violate any policies of Issuing Lender. No Letter of Credit shall expire after the Letter of Credit Expiration Date. If any Letter of Credit Usage remains outstanding after the Letter of Credit Expiration Date, Borrowers shall, not later than the Letter of Credit Expiration Date, deposit Cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account.

                  (b) REQUESTING LETTER OF CREDIT ACTIONS. Borrowers may irrevocably request a Letter of Credit Action by delivering a Letter of Credit Application therefor to Issuing Lender, with a copy to Administrative Agent (who shall notify Lenders), by Requisite Notice not later than the Requisite Time therefor. Unless Administrative Agent notifies Issuing Lender that such Letter of Credit Action is not permitted hereunder or Issuing Lender determines that such

Letter of Credit Action is contrary to any Laws or policies of Issuing Lender or does not otherwise conform to the requirements of this Agreement, Issuing Lender shall effect such Letter of Credit Action. This Agreement shall control in the event of any conflict with any Letter of Credit Application. Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from Issuing Lender in an amount equal to that Lender's Pro Rata Share.

                  (c) REIMBURSEMENT OF PAYMENTS UNDER LETTERS OF CREDIT. Borrowers shall reimburse Issuing Lender through Administrative Agent for any payment that Issuing Lender makes under a Letter of Credit on or before the date of such payment; PROVIDED, HOWEVER, that if the conditions precedent set forth in SECTION 4 can be satisfied, Borrowers may request a Borrowing of Committed Loans to reimburse Issuing Lender for such payment on or before the date thereof by complying with SECTION 2.02, or Borrowers may allow a deemed Borrowing of Committed Loans which are Base Rate Loans to take place on such payment date pursuant to subsection (e) below.

                  (d) FUNDING BY LENDERS WHEN ISSUING LENDER NOT REIMBURSED. If Borrowers fail to timely make the payment required pursuant to subsection (c) above, Issuing Lender shall notify Administrative Agent of such fact and the amount of such unreimbursed payment. Administrative Agent shall promptly notify each Lender of its Pro Rata Share of such amount by Requisite Notice. Each Lender shall make funds in an amount equal its Pro Rata Share of such amount available to Administrative Agent at Administrative Agent's Office not later than the Requisite Time on the Business Day specified by Administrative Agent. The obligation of each Lender to so reimburse Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrowers to reimburse Issuing Lender for the amount of any payment made by Issuing Lender under any Letter of Credit, together with interest as provided herein.

                  (e) NATURE OF LENDERS' FUNDING. If the conditions precedent set forth in SECTION 4 can be satisfied (except for the giving of a Request for Extension of Credit) on the date Borrowers are obligated to make, but fail to make, a reimbursement of a payment under a Letter of Credit, the funding by Lenders pursuant to subsection (d) above shall be deemed to be part of a Borrowing of Committed Loans which are Base Rate Loans (without regard to the Minimum Amount therefor) requested by Borrowers. If the conditions precedent set forth in SECTION 4 cannot be satisfied on the date Borrowers are obligated to make, but fail to make, a reimbursement of a payment under a Letter of Credit, the funding by Lenders pursuant to subsection (d) above shall be deemed to be a funding by each Lender of its participation in such Letter of Credit, and such funds shall be payable by Borrowers upon demand and shall bear interest at the Default Rate, and each Lender making such funding shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of Issuing Lender against Borrowers in respect of such payment and shall share, in accordance with that pro rata participation, in any payment made by Borrowers with respect to such claim.

                  (f)      [intentionally omitted]

                  (g) OBLIGATIONS ABSOLUTE. The obligation of Borrowers to pay to Issuing Lender the amount of any payment made by Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, Borrowers' obligation shall not be affected by any of the following circumstances:

                           (i) any lack of validity or enforceability of the
                  Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                           (ii) any amendment or waiver of or any consent to
                  departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                           (iii) the existence of any claim, setoff, defense, or
                  other rights which Borrowers may have at any time against Issuing Lender, Administrative Agent or any Lender, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                           (iv) any demand, statement, or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                           (v) payment by Issuing Lender in good faith under the
                  Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit; or any payment made by Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Laws;

                           (vi) the existence, character, quality, quantity,
                  condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or for any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                           (vii) the time, place, manner, order or contents of
                  shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                           (viii) the solvency or financial responsibility of
                  any party issuing any documents in connection with a Letter of Credit;

                           (ix) any failure or delay in notice of shipments or
                  arrival of any Property;

                           (x) any error in the transmission of any message
                  relating to a Letter of Credit not caused by Issuing Lender, or any delay or interruption in any such message;

                           (xi) any error, neglect or default of any
                  correspondent of Issuing Lender in connection with a Letter of Credit;

                           (xii) any consequence arising from acts of God, wars,
                  insurrections, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of Issuing Lender;

                           (xiii) so long as Issuing Lender in good faith
                  determines that the document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to Issuing Lender in connection with a Letter of Credit; and

                           (xiv) where Issuing Lender has acted in good faith
                  and any other circumstances whatsoever.

                  In addition, Borrowers will promptly examine a copy of each Letter of Credit and amendments thereto delivered to it and, in the event of any claim of noncompliance with Borrowers' instructions or other irregularity, Borrowers will immediately notify Issuing Lender in writing. Borrowers shall be conclusively deemed to have waived any such claim against Issuing Lender and its correspondents unless such notice is given as aforesaid.

                  (h) ROLE OF ISSUING LENDER. Each Lender and Borrower Party agree that, in paying any drawing under a Letter of Credit, Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Administrative Agent-Related Person nor any of the respective correspondents, participants or assignees of Issuing Lender shall be liable to any Lender for any action taken or omitted in connection herewith at the request or with the approval of Lenders or the Requisite Lenders, as applicable; any action taken or omitted in the absence of gross negligence or willful misconduct; or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude Borrowers' pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. No Administrative Agent-Related Person, nor any of the respective correspondents, participants or assignees of Issuing Lender, shall be liable or responsible for any of the matters described in subsection (g) above. In furtherance and not in limitation of the foregoing, Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                  (i) APPLICABILITY OF INTERNATIONAL STANDBY PRACTICES 1998. Unless otherwise expressly agreed by Issuing Lender and Borrowers when a Letter of Credit is issued, the rules of the "International Standby Practices 1998" or such later revision as may be published by the Institute of International Banking Law and Practice, subject to applicable Laws, shall be deemed a part of this Section and shall apply to such Letter of Credit.

                  (j) FEES AND OTHER CHARGES. Borrowers agree to pay the following amounts with respect to Letters of Credit issued hereunder:

                           (i) with respect to each Letter of Credit, a letter
                  of credit fee, payable to Administrative Agent for the account of Lenders, equal to the Applicable Margin for Offshore Rate Loans, stated as a percentage per annum, of the daily amount available to be drawn under such Letter of Credit, each such letter of credit fee to be payable in arrears on each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

                           (ii) with respect to the issuance, amendment or
                  transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (a) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

                  For purposes of calculating any fees payable under clause (i) of this SECTION 2.05(j), the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i) of this SECTION 2.05(j), Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

                  (k) EXISTING LETTERS OF CREDIT. Each Existing Letter of Credit outstanding on the Initial Closing Date shall be deemed to be a Letter of Credit hereunder and all unpaid reimbursement obligations owed in respect of amounts drawn on Existing Letters of Credit shall be reimbursement obligations hereunder.

         2.06 PREPAYMENTS; MANDATORY AMORTIZATION.

                  (a) VOLUNTARY PREPAYMENTS. Upon Requisite Notice to Administrative Agent not later than the Requisite Time therefor, Borrowers may at any time and from time to time voluntarily prepay Committed Loans and/or Swing Line Loans in part in at least the Minimum

Amount therefor or in full without premium or penalty. Administrative Agent will promptly notify each Lender thereof and of such Lender's Pro Rata Share of such prepayment. Any prepayment of an Offshore Rate Loan shall be accompanied by all accrued interest thereon, together with the costs set forth in SECTION 3.05.

                  (b) MANDATORY PREPAYMENTS.

                           (i) Free Corporate Cash Flow. If at any time the
                  Outstanding Obligations exceed the lesser of (x) the Combined Commitments then in effect and (y) an amount equal to 300% of the Free Corporate Cash Flow for the four fiscal quarter period most recently ended on or before such time of determination, then Borrowers shall immediately prepay Loans in an amount sufficient to reduce the Outstanding Obligations to the lesser of (x) the Combined Commitments then in effect and (y) an amount equal to 300% of the Free Corporate Cash Flow for the four fiscal quarter period most recently ended on or before such time of determination.

                           (ii) Other Limitations on Combined Commitments. If
                  for any reason the Outstanding Obligations exceed the Outstanding Obligations as reduced by this Section or because of any limitation set forth in this Agreement or otherwise, Borrowers shall immediately prepay Loans and/or deposit Cash in a Letter of Credit Cash Collateral Account in an aggregate amount equal to such excess.

                           (iii) Net Issuance Proceeds. Subject to the terms of
                  the Intercreditor Agreement, no later than the fourth Business Day after the date of receipt by the Borrowers, the Guarantors or any of their Subsidiaries of Net Issuance Proceeds (except any such Net Issuance Proceeds received from the sale of Stock or Partnership Units in Park La Brea) after the Amendment Effective Date, Borrowers shall prepay the Loans and pay accrued and unpaid interest thereon in an aggregate amount equal to 100% of such Net Issuance Proceeds.

                           (iv) Net Disposition Proceeds. Subject to the terms
                  of the Intercreditor Agreement, no later than the fourth Business Day after the date of receipt by the Borrowers, the Guarantors or any of their Subsidiaries of Net Disposition Proceeds from any Disposition which is not an Ordinary Course Disposition after the Amendment Effective Date, Borrowers shall prepay the Loans and pay accrued and unpaid interest thereon in an aggregate amount equal to 100% of such Net Disposition Proceeds.

                           (v) Net Refinancing Proceeds. Subject to the terms of
                  the Intercreditor Agreement, no later than the fourth Business Day after the date of receipt by the Borrowers or any of their Subsidiaries of Net Refinancing Proceeds from any Refinancing after the Amendment Effective Date, Borrowers shall prepay the Loans and pay accrued and unpaid interest thereon in an aggregate amount equal to 100% of such Net Refinancing Proceeds.

                           (vi) Net Indebtedness Proceeds. Subject to the terms
                  of the Intercreditor Agreement, no later than the fourth Business Day after the date of receipt by the Borrowers or any of their Subsidiaries of Net Indebtedness Proceeds from any Indebtedness incurred by the Borrowers or any of their Subsidiaries after the Amendment Effective Date, Borrowers shall apply an aggregate amount equal to 100% of such Net Indebtedness Proceeds to prepay the Loans and pay accrued and unpaid interest thereon.

                  (c) APPLICATION OF PREPAYMENTS.

                           (i) Unless otherwise instructed by Borrowers, any
                  prepayments pursuant to SECTION 2.06(a) or SECTION 2.06(b) made (1) on a day other than the last day of an Interest Period for any Loan shall be applied first to any Base Rate Loans then outstanding and then to any Offshore Rate Loans then outstanding, in the forward order of such Offshore Rate Loans' stated maturities and (2) on the last day of an Interest Period for any Offshore Rate Loan shall be applied first to such maturing Offshore Rate Loan, then to any Base Rate Loans outstanding, and then to any other Offshore Rate Loans then outstanding, in the forward order of such Offshore Rate Loans' stated maturities.

                           (ii) In the event that Borrowers make any extension
                  of the Maturity Date pursuant to SECTION 2.13, then any prepayments pursuant to SECTION 2.06(a) or SECTION 2.06(b) shall be applied to reduce the scheduled installments of principal of the Loans set forth in SECTION 2.06(d) in inverse order of maturity.

                           (iii) Notwithstanding anything to the contrary contained herein, upon the occurrence of a Payment Default (as defined in the Intercreditor Agreement) and during the continuation thereof, each payment received pursuant to this SECTION 2.06 shall be applied in accordance with and subject to the provisions of the Intercreditor Agreement.

                  (d) SCHEDULED REPAYMENTS. In the event that Borrowers make the extension of the Maturity Date pursuant to SECTION 2.13, Borrowers shall make principal payments on the Outstanding Obligations on each of the following dates in the aggregate amount, expressed as a percentage of the Lenders' aggregate principal amount of Outstanding Obligations outstanding as of the Extension Effective Date (as defined in SECTION 2.13(b)), set forth opposite such date in the table set forth below:

================================================================================
                                          SCHEDULED REPAYMENT OF OUTSTANDING
                                              OBLIGATIONS IN THE EVENT OF
SCHEDULED REPAYMENT DATE                    EXTENSION OF THE MATURITY DATE
                                               PURSUANT TO SECTION 2.13
--------------------------------------------------------------------------------
October 31, 2005                                         12.5%

January 31, 2006                                         12.5%

April 30, 2006                                           12.5%

July 31, 2006                                            62.5%
--------------------------------------------------------------------------------
TOTAL                                                    100%
================================================================================

; PROVIDED that the Outstanding Obligations and other amounts owed hereunder with respect to the Loans shall be paid in full no later than the Maturity Date and the final installment payable by Borrowers in respect of the Loans on such date shall be in an amount sufficient to repay all amounts owing by Borrowers under this Agreement with respect to the Loans.

                  (e) Notwithstanding the contrary provisions of this Subsection 2.06, the Borrowers may, in lieu of prepaying the Loans and paying accrued and unpaid interest thereon per Subsections 2.06(b) (iii), (iv), (v) and (vi) hereof, retain any Net Disposition Proceeds, Net Issuance Proceeds, Net Refinancing Proceeds or Net Indebtedness Proceeds, as applicable, upon receipt by the Borrowers, Guarantors or any of their Subsidiaries; PROVIDED, THAT, the Borrowers submit a certificate to Administrative Agent in the form of Exhibit N attached hereto certifying, among other things, that the Borrowers are in compliance with all of the covenants in this Agreement, and that there does not exist any Default or Event of Default immediately before and after the receipt of such proceeds.

         2.07 REDUCTION OR TERMINATION OF COMMITMENTS.

                  Upon Requisite Notice to Administrative Agent not later than the Requisite Time therefor, Borrowers may at any time and from time to time, without premium or penalty, permanently and irrevocably reduce the Commitments in at least the Minimum Amount therefor to an amount not less than the Outstanding Obligations at such time or terminate the Commitments. Administrative Agent shall promptly notify Lenders of any such request for reduction or termination of the Commitments. Each Lender's Commitment shall be reduced by an amount equal to such Lender's Pro Rata Share TIMES the amount of such reduction.

         2.08 PRINCIPAL AND INTEREST; DEFAULT RATE.

                  (a) If not sooner paid (including repayments pursuant to SECTION 2.06), Borrowers agree to pay the outstanding principal amount of each Loan on the Maturity Date.

                  (b) Subject to subsection (c) below, Borrowers shall pay interest on the unpaid principal amount of each Loan (before, during and after a Default or an Event of Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Laws) from the date borrowed until paid in full (whether by acceleration or otherwise) on each applicable Interest Payment Date at a rate per annum equal to the interest rate determined in accordance with the definition of such type of Loan, PLUS the Applicable Margin.

                  (c) If any amount payable by any Borrower Party under any Loan Document is not paid when due (without regard to any applicable grace periods), it shall thereafter bear interest (after as well as before entry of judgment thereon to the extent permitted by law) at a fluctuating interest rate per annum at all times equal to the Default Rate. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be payable upon demand.

         2.09 FEES.

                  (a) FACILITY FEE. On a quarterly basis, payable in advance on the first Business Day of each fiscal quarter, Borrowers shall pay to Administrative Agent, for the account of each Lender pro-rata according to its Pro-Rata Share, a facility fee equal to 0.200% per annum times the Combined Commitments as in effect when such payment is due. No facility fee shall accrue on or after any extension of the Maturity Date pursuant to SECTION 2.13. All facility fees are fully earned on the date paid. The facility fee paid to each Lender hereunder and under the Original Agreement is solely for its own account and is nonrefundable for any reason.

                  (b) AGENCY FEES. Borrowers shall pay to Administrative Agent an agency fee in such amounts and at such times as agreed upon by letter agreement between Borrowers and Administrative Agent and in the event of any extension of the Maturity Date pursuant to SECTION 2.13, Borrowers shall continue to pay such agency fee to Administrative Agent in accordance with such letter agreement. The agency fee is for the services to be performed by Administrative Agent in acting as Administrative Agent and is fully earned on the date paid. The agency fee paid to Administrative Agent is solely for its own account and is nonrefundable.

                  (c) [OMITTED]

                  (d) EXTENSION FEE. If the Maturity Date shall be extended in accordance with SECTION 2.13, Borrowers shall pay to Administrative Agent the fees specified in SECTION 2.13(d).

                  (e) MODIFICATION FEE. Borrowers shall pay to Administrative Agent a modification fee when and as designated in any fee letter by and between Borrowers and Administrative Agent.

         2.10 COMPUTATION OF INTEREST AND FEES.

                  Computation of all types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to Lenders than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, PROVIDED that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.11 MAKING PAYMENTS.

                  (a) Except as otherwise provided herein, all payments by Borrowers or any Lender shall be made to Administrative Agent at Administrative Agent's Office not later than the Requisite Time for such type of payment. All payments received after such Requisite Time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America. All payments by Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

                  (b) Upon satisfaction of any applicable terms and conditions set forth herein, Administrative Agent shall promptly make any amounts received in accordance with the prior subsection available in like funds received as follows: (i) if payable to Borrowers, by crediting the Designated Deposit Account, and (ii) if payable to any Lender, by wire transfer to such Lender at the address specified in SCHEDULE 10.02, as amended from time to time by such Lender.

                  (c) Subject to the definition of "INTEREST PERIOD," if any payment to be made by any Borrower Party shall come due on a day other than a Business Day, payment shall instead be considered due on the next succeeding Business Day.

                  (d) Except as otherwise provided in SECTION 2.05(c) with respect to Borrowers reimbursing drawings under Letters of Credit, unless a Borrower or any Lender has notified Administrative Agent prior to the date any payment to be made by it is due, that it does not intend to remit such payment, Administrative Agent may, in its discretion, assume that Borrowers or Lender, as the case may be, have timely remitted such payment and may, in its discretion and in reliance thereon, make available such payment to the Person entitled thereto. If such payment was not in fact remitted to Administrative Agent in immediately available funds, then:

                           (i) if Borrowers failed to make such payment, each
                  Lender shall forthwith on demand repay to Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent at the Federal Funds Rate; and

                           (ii) if any Lender failed to make such payment,
                  Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent promptly shall notify Borrowers, and Borrowers shall pay such corresponding amount to Administrative Agent. Administrative Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to Borrowers to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         2.12 FUNDING SOURCES.

                  Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.13 EXTENSION OF MATURITY DATE.

                  (a) Not earlier than ninety (90) days prior to, nor later than sixty (60) days prior to the Maturity Date then in effect, Borrowers may request by Requisite Notice made to Administrative Agent (who shall promptly notify Lenders) a one-time one year extension of the Maturity Date. Such request shall include a certificate signed by a Responsible Officer stating that (i) the representations and warranties contained in SECTION 5 are true and correct on and as of the date of such certificate and (ii) no Default or Event of Default exists.

                  (b) If the statements in such certificate are true and correct, the Maturity Date shall be extended to the same date in the following calendar year, effective as of a date to be determined by Administrative Agent and Borrowers (the "EXTENSION EFFECTIVE DATE"), and Administrative Agent shall promptly notify Lenders thereof. On or prior to the Extension Effective Date, Borrowers shall deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent: (i) corporate resolutions and incumbency certificates of Borrowers dated as of the Extension Effective Date approving such extension, (ii) new or amended Notes, if requested by any new or affected Lender, evidencing such new or extended Commitments, and (iii) an acknowledgement and consent from each Guarantor affirming the effectiveness of its Guaranty after giving effect to the Maturity Date, as extended hereunder.

                  (c) Only one extension of the Maturity Date may be made, and the Maturity Date shall not, in any event, be extended beyond July 31, 2006.

                  (d) Borrowers shall pay to Administrative Agent, for the account of each Lender pro-rata according to its Pro Rata Share, an extension fee equal to 0.25% times the Outstanding Obligations on the first day of the new extension period. The extension fee shall be payable on the first day of the new extension period and such extension fees are fully earned on the date paid. The extension fee paid to each Lender is solely for its own account and is nonrefundable.

                  (e) This section shall supercede any provisions in SECTION
10.01 to the contrary.

         2.14 COLLATERAL

                  The payment and performance of the Obligations are and shall be secured by the Pledged Collateral subject to and in accordance with the provisions of the Borrowers Pledge Agreement.

                                   SECTION 3.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 TAXES.

                  (a) Any and all payments by Borrowers to or for the account of Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of Administrative Agent and any Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which Administrative Agent or such Lender is organized, maintains a Lending Office or otherwise does business, or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as a "TAX" or "TAXES"). If Borrowers shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made (such increase, an "ADDITIONAL AMOUNT"); (ii) Borrowers shall make such deductions, (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) Borrowers shall furnish to Administrative Agent (who shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution or delivery of, or otherwise with respect to, any Loan Document (hereinafter referred to as "OTHER TAXES").

                  (c) Borrowers agree to indemnify Administrative Agent and each Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted unless and except to the extent such Taxes or Other Taxes were imposed solely as a result of the gross negligence or willful misconduct of Administrative Agent or Lender, as the case may be.

                  (d) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "FOREIGN LENDER") agrees that:

                           (i) such Lender shall deliver to the Administrative
                  Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN ("Form W-8BEN") or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrowers pursuant to this Agreement) or IRS Form W-8ECI ("Form W-8ECI") or any successor thereto (relating to all payments to be made to such Person by the Borrowers pursuant to this Agreement) or such other evidence satisfactory to the Borrowers and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrowers and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrowers pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrowers make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

                           (ii) such Lender shall, before or promptly after the
                  occurrence of any event (including the passing of time but excluding any event mentioned in (i) above) requiring a change in or renewal of the most recent Form W-8BEN or Form W-8ECI previously delivered by such Lender, deliver to Borrowers through Administrative Agent two (2) accurate and complete original signed copies of Form W-8BEN or Form W-8ECI, as appropriate, in replacement of the forms previously delivered by such Lender; and

                           (iii) such Lender shall, promptly upon Borrowers'
                  reasonable request to that effect, deliver to Borrowers such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  (e) Borrowers shall not be required to pay any Additional Amounts in respect of United States Federal or state income tax pursuant to this
Section 3.01 to any Lender or any duly appointed assignee for the account of any Lending Office of such Lender or assignee:

                           (i) if the obligation to pay such Additional Amounts
                  arises as a result of a failure by such Lender or assignee to comply with its obligations under this Section 3.01 in respect of such Lending Office;

                           (ii) if such Lender or assignee shall have delivered
                  to Borrowers a Form W-8BEN in respect of such Lending Office pursuant to this Section 3.01, and such Lender or assignee shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN; or

                           (iii) if such Lender or assignee shall have delivered
                  to Borrowers a Form W-8ECI in respect of such Lending Office pursuant to this Section 3.01, and such Lender or assignee shall not at any time be entitled to reduction, partial exemption or exemption from deduction or withholding of United States federal income tax in respect of payments by Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI.

Notwithstanding the foregoing, an assignee subject to U.S. withholding taxes shall be entitled to receive Additional Amounts pursuant to Section 3.01(a) to the same extent that such assignee's assignor was entitled to receive such Additional Amounts.

                  (f) If, at any time, Borrowers request any Lender to deliver any forms or other documentation pursuant to this Section 3.01, then Borrowers shall, on demand of such Lender, through Administrative Agent reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                  (g) If Borrowers are required to pay Additional Amounts to Administrative Agent or any Lender pursuant to this Section 3.01, then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending

Office so as to eliminate any such additional payment by Borrowers which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         3.02 ILLEGALITY.

                  If any Lender determines that any Laws have made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Offshore Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Offshore Rate, then, on notice thereof by Lender to Borrowers through Administrative Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until Lender notifies Administrative Agent and Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrowers shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or Convert all Offshore Rate Loans of that Lender, either on the last day of the Interest Period thereof, if Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if Lender may not lawfully continue to maintain such Offshore Rate Loans. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 INABILITY TO DETERMINE RATES.

                  If, in connection with any Extension of Credit involving any Offshore Rate Loan, Administrative Agent determines that (a) Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) adequate and reasonable means do not exist for determining the underlying interest rate for such Offshore Rate Loan, or (c) such underlying interest rate does not adequately and fairly reflect the cost to Lender of funding such Offshore Rate Loan, Administrative Agent will promptly notify Borrowers and all Lenders. Thereafter, the obligation of all Lenders to make or maintain such Offshore Rate Loan shall be suspended until Administrative Agent revokes such notice. Upon receipt of such notice, Borrowers may revoke any pending request for a Borrowing of Offshore Rate Loans or, failing that, be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY.

                  (a) If any Lender determines that any Laws:

                           (i) subject such Lender to any Tax, duty, or other
                  charge with respect to any Offshore Rate Loans or its obligation to make Offshore Rate Loans, or change the basis on which Taxes are imposed on any amounts payable to such Lender under this Agreement in respect of any Offshore Rate Loans;

                           (ii) shall impose or modify any reserve, special
                  deposit, or similar requirement (other than the reserve requirement utilized in the determination of the Offshore Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including its Commitment); or

                           (iii) shall impose on such Lender or on the offshore
                  Dollar interbank market any other condition affecting this Agreement or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender of making, Converting into, Continuing, or maintaining any Offshore Rate Loans or to reduce any sum received or receivable by such Lender under this Agreement with respect to any Offshore Rate Loans, then from time to time upon demand of such Lender (with a copy of such demand to Administrative Agent), Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

                  (b) If any Lender determines that any change in or the interpretation of any Laws have the effect of reducing the rate of return on the capital of such Lender or compliance by such Lender (or its Lending Office) or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy to Administrative Agent), Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         3.05 BREAKFUNDING COSTS.

                  Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

                  (a) any Continuation, Conversion, payment or prepayment of any Offshore Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

                  (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Offshore Rate Loan on the date or in the amount notified by such Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Offshore Rate Loan or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

                  A certificate of Administrative Agent claiming compensation under this SECTION 3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of clearly demonstrable error. In determining such amount, Administrative Agent may use any reasonable averaging and attribution methods. For purposes of this
SECTION 3, a Lender shall be deemed to have funded each Offshore Rate Loan at the Offshore Base Rate used in determining the Offshore Rate for such Loan by a matching deposit or other borrowing in the offshore Dollar interbank market, whether or not such Offshore Rate Loan was in fact so funded.

         3.07 SURVIVAL.

                  All of Borrowers' obligations under this SECTION 3 shall survive termination of the Commitments and payment in full of all Obligations.

                                   SECTION 4.
                           CONDITIONS TO EFFECTIVENESS

         4.01 CONDITIONS TO THE AMENDED AND RESTATED CREDIT AGREEMENT.

                  The obligation of each Lender to enter into this Agreement is subject to satisfaction of the following conditions precedent, all of which were satisfied as of the Initial Closing Date, and no provision of this SECTION 4.01 shall have any force and effect on and after the Amendment Effective Date:

                  (a) Unless waived by all Lenders (or by Administrative Agent with respect to immaterial matters, or items specified in subsections (iii) or
(iv) below, that the Borrowers have given assurances satisfactory to Administrative Agent that they will be delivered promptly following the Initial Closing Date), Administrative Agent's receipt of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Officer, each dated on or about the Initial Closing Date and each in form and substance satisfactory to Administrative Agent and its legal counsel:

                           (i) (a) executed counterparts of this Agreement and
                  each other Loan Document, sufficient in number for distribution to Administrative Agent, Lenders and Borrowers, and (b) an Acknowledgement and Consent in the form attached to the Borrowers Pledge Agreement, executed and delivered by any issuer of the Pledged Collateral that is not a Borrower Party;

                           (ii) Committed Loan Notes executed by Borrowers in
                  favor of each Lender requesting a Committed Loan Note, each in a principal amount equal to that Lender's Pro Rata Share, and, if requested by Swing Line Lender, a Swing Line Note executed by Borrowers in favor of Swing Line Lender, if required by Administrative Agent;

                           (iii) such certificates of resolutions or other
                  action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower Party as Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer thereof;

                           (iv) such evidence as Administrative Agent may
                  reasonably require to verify that each Borrower Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, INCLUDING, without limitation, certified copies of each Borrower Party's Organization Documents, certificates of good standing and/or qualification to engage in business, tax clearance certificates, and the like;

                           (v) a certificate signed by a Responsible Officer of
                  Borrowers certifying that (A) the conditions specified in SECTIONS 4.01(c) and 4.01(d) have been satisfied and (B) there has been no event or circumstances since the date of the Audited Financial Statements which has a Material Adverse Effect;

                           (vi) an opinion of counsel to Borrowers substantially
                  in the form of EXHIBIT F hereto;

                           (vii) a fully executed (and duly delivered) copy of
                  the Casden Credit Agreement and all other Casden Loan
                  Documents;

                           (viii) evidence satisfactory to Administrative Agent
                  that Borrowers shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings and deliveries that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of the Lenders, a valid and (upon such filing and recording and delivery) perfected first priority security interest in the Pledged Collateral. Such actions shall include the following:

                                    (A) delivery to Administrative Agent of
                           accurate and complete schedules to all of the applicable Collateral Documents; and

                                    (B) except for the Park La Brea and Westwood
                           Village Properties Notes, delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all capital stock constituting Pledged Collateral pledged pursuant to the Borrowers Pledge Agreement and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) constituting Pledged Collateral.

                           (ix) a pro forma Compliance Certificate for the
                  succeeding two years after the Initial Closing Date, which shall be in form and substance satisfactory to Administrative Agent;

                           (x) execution and delivery of the Intercreditor
                  Agreement;


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                           (xi) a certification and written analysis of the
                  chief financial officer or treasurer of Borrowers which, to Administrative Agent's satisfaction, evidences that Borrowers and their Subsidiaries are, and shall remain through and including the Maturity Date, Solvent after giving effect to the Loans, the Casden Acquisition, and the other transactions contemplated hereby; and

                           (xii) a pro forma consolidated balance sheet of the
                  REIT as of December 31, 2001, adjusted to give effect to the closing of the Casden Acquisition and the financings contemplated thereby as if such transactions had occurred as of such date.

                  (b) Any fees required to be paid on or before the Initial Closing Date shall have been paid, including all fees referred to in SECTION 2.09.

                  (c) The representations and warranties made by Borrowers herein, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be correct on and as of the Initial Closing Date (other than any representations and warranties made as of a specified date, which shall only be required to be correct as of such specified date).

                  (d) Each Borrower Party shall be in compliance with all the terms and provisions of the Loan Documents to which it is a party and any other material document relating to any other material financial obligation except as disclosed To The Best Knowledge of Borrowers on Schedule 5.03-B attached hereto and except for breaches of financings related to Casden Assets arising from the Casden Acquisition or the transactions contemplated by this Agreement and the Casden Credit Agreement, and no Default or Event of Default shall have occurred and be continuing.

                  (e) Unless waived by Administrative Agent, Borrowers shall have paid all Attorney Costs of Administrative Agent to the extent invoiced prior to or on the Initial Closing Date, plus such additional amounts of Attorney Costs as shall constitute Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between Borrowers and Administrative Agent).

                  (f) The results of a recent lien search in each relevant jurisdiction indicating that there are no Liens on the Pledged Collateral except for Liens securing Indebtedness listed on Schedules 7.01(d), (i), (k) or (m) or Indebtedness or Liens otherwise permitted under this Agreement.

                  (g) Administrative Agent shall have received evidence reasonably satisfactory to it that all conditions to the closing and consummation of the Casden Acquisition shall have been irrevocably satisfied or irrevocably waived.

                  (h) Administrative Agent shall have received evidence satisfactory to it that HUD has approved the transfer of Casden Assets contemplated by the Merger Agreement to occur on the Initial Closing Date, to the extent HUD's approval is required.


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

                  (i) Such other assurances, certificates, documents, consents or opinions as Administrative Agent, or the Requisite Lenders reasonably may require.

         4.02 CONDITIONS TO ALL EXTENSIONS OF CREDIT.

                  In addition to any applicable conditions precedent set forth elsewhere in this SECTION 4 or in SECTION 2, the obligation of each Lender to make any Extension of Credit is subject to the following conditions precedent:

                  (a) the representations and warranties of Borrowers contained in SECTION 5, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be correct on and as of the date of such Extension of Credit, except to the extent that such representations and warranties specifically refer to any earlier date.

                  (b) no Default or Event of Default exists, or would result from such proposed Extension of Credit.

                  (c) Administrative Agent shall have timely received a Request for Extension of Credit by Requisite Notice by the Requisite Time therefor.

                  (d) Upon the request of Administrative Agent, Administrative Agent shall have received a certificate of the Borrowers, in form and substance satisfactory to Administrative Agent, setting forth the calculation of the Free Corporate Cash Flow as of the end of the immediately preceding month, such calculation to be certified by a Responsible Officer of the Borrowers, as the case may be.

                  Each request for an Extension of Credit by Borrowers shall be deemed to be a representation and warranty that the conditions specified in SECTIONS 4.02(a) and 4.02(b) have been satisfied and on and as of the date of such Extension of Credit.

                                   SECTION 5.
                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to Administrative Agent and Lenders that:

         5.01 EXISTENCE AND QUALIFICATION; POWER.

                  Each Borrower Party is a corporation, partnership, real estate investment trust or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the state of its incorporation or organization, has the power and authority and the legal right, and all governmental licenses, authorizations, consents and approvals, to own and operate its Properties, to lease the Properties it operates and to conduct its business, is duly qualified and licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of Properties or the conduct of its business requires such qualification, except, with respect to Borrower Parties that are not Management Entities, where a


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

failure to be so qualified or to obtain such licenses, consents and approvals would not reasonably be expected to have a Material Adverse Effect.

         5.02 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

                  Each Borrower Party has the power and authority and the legal right to make, deliver and perform each Loan Document to which it is a party and each Borrower has the power and authority to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which any of them is a party. No approval, consent, exemption or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority is necessary or required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents; PROVIDED, HOWEVER, that with respect to the obligations under the Casden Loan Documents (and so long as any such obligations remain outstanding) all approvals, consents, exemptions or authorizations of, filings with, notices to or other acts by or in respect of any Governmental Authority which are necessary or required in connection with the Casden Acquisition, the borrowings under the Casden Loan Documents or with the execution, delivery, performance, validity or enforceability of the Casden Loan Documents, or are advisable within the reasonable discretion of Administrative Agent, have been obtained, except where (i) the failure to obtain such approval will not have a Material Adverse Effect and (ii) all applicable waiting periods have expired without any enforcement action being taken or threatened by any such Governmental Authority. The Loan Documents have been duly executed and delivered by each Borrower Party party thereto, and constitute a legal, valid and binding obligation of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         5.03 NO LEGAL BAR.

                  The execution, delivery, and performance by each Borrower Party of the Loan Documents to which it is a party and compliance with the provisions thereof have been duly authorized by all requisite action on the part of such Borrower Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any Organization Documents of such Borrower Party or any of its Subsidiaries, except (1) with respect to the transfer or pledging of the Oxford Assets, as disclosed To The Best Knowledge Of Borrowers on Schedule 5.03-A, or (2) with respect to the transfer or pledging of the Casden Assets, (ii) any applicable material Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator (except for governmental consents required in connection with the realization on the Pledged Collateral which is subject to regulation by applicable Governmental Authorities), or (iii) any Contractual Obligation of such Borrower Party or any of its Subsidiaries or by which any of them or any of their property is bound or subject, except (1) with respect to the transfer or pledging of the Oxford Assets, as disclosed To The Best Knowledge of Borrowers on Schedule 5.03-B, or (2) with respect to the transfer or pledging of the Casden Assets, (b) constitute a default under any such agreement or instrument (except for


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

non-monetary defaults concerning the Oxford Assets or the Casden Assets) or (c) result in, or require, the creation or imposition of any Lien on any of the Properties of such Borrower Party or any of its Subsidiaries, except as required under the Loan Documents, the Term Loan Documents and the Casden Loan Documents.

         5.04 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

                  (a) The Audited Financial Statements (i) were prepared in accordance with GAAP, except as otherwise expressly noted therein; (ii) are complete and accurate and fairly present the financial condition of the REIT as of the date thereof and the results of operations for the period covered thereby in accordance with GAAP, except as otherwise expressly noted therein; and (iii) together with the Form 10-K and Form 10-Q filings of the REIT, show all material indebtedness and other liabilities, direct or contingent, of Borrowers and their Subsidiaries as of the date thereof, including liabilities for taxes, material commitments, Contractual Obligations and Indebtedness in accordance with GAAP or which are required to be disclosed under SEC rules and regulations.

                  (b) Since the date of the Audited Financial Statements, there has been no event or circumstance which has had a Material Adverse Effect.

         5.05 LITIGATION.

                  Except as disclosed in SCHEDULE 5.05, no action, suit, litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the Knowledge of Borrowers, threatened by or against any Borrower Party or any of its Subsidiaries or against any of their Properties or revenues which (a) purports to affect or pertain to this Agreement, or any other Loan Document, or any of the transactions contemplated hereby or thereby, or (b) would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         5.06 NO DEFAULT.

                  Neither any Borrower Party nor any of their respective Subsidiaries are in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such other defaults, would reasonably be expected to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing or will result from the consummation of this Agreement or any of the other Loan Documents, or the making of the Extensions of Credit hereunder.

         5.07 OWNERSHIP OF PROPERTY; LIENS.

                  Each Borrower Party and its Subsidiaries have valid fee or leasehold interests in all real property necessary or used in the ordinary conduct of their respective businesses, taken as a whole, and each Borrower Party and their respective Subsidiaries have good and marketable


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

title to all their other Property, and none of such Property is subject to any Lien, in each case EXCEPT as permitted in SECTION 7.02 and for such defects in title which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         5.08 TAXES.

                  Borrowers and their Subsidiaries have filed all Federal and other material tax returns and material reports that are required to be filed, except where the failure to make any such filing would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Report, (i) all tax returns filed by Borrowers and their Subsidiaries are complete and correct in all material respects, except where any such incompleteness or inaccuracy would not reasonably be expected to have a Material Adverse Effect; (ii) Borrowers and their Subsidiaries, have paid all material taxes, assessments, fees and other governmental charges for which they are liable and that are due and payable and have fully satisfied any material taxes, assessments, fees, and other governmental charges levied or imposed upon them or their Properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no material "notice of lien" or similar document or instrument has been filed or recorded, except with respect to any taxes not yet due or payable; (iii) there is no proposed tax assessment against Borrowers or any of their Subsidiaries which, if the assessment were made, would reasonably be expected to have a Material Adverse Effect; and (iv) Borrowers and their Subsidiaries have no primary, secondary or other liability for taxes of any kind, arising with respect to any individual, trust, corporation, partnership or other entity as to which Borrowers or any of their Subsidiaries are directly or indirectly liable for taxes of any kind incurred by such individual or entity either as a transferee, or pursuant to Treasury Regulations section 1.1502-6, or pursuant to any other Law. None of Borrowers nor any of their Affiliates is (nor has it ever been) a party to any tax sharing agreement other than as disclosed on SCHEDULE 5.08.

         5.09 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT; REIT AND TAX STATUS; STOCK EXCHANGE LISTING.

                  (a) No Borrower Party is engaged principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Extensions of Credit hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of Regulations U or X of such Board of Governors.

                  (b) No Borrower Party or any of its Subsidiaries (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935,
(ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940 or (iii) is subject to regulations under the Federal

Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

                  (c) None of Borrowers nor any Wholly-Owned Subsidiary is a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

                  (d) The REIT currently has REIT Status and has maintained REIT Status on a continuous basis since its formation. AIMCO is not an association taxable as a corporation under the Code. The shares of common Stock of the REIT are listed on the NYSE.

         5.10 ERISA COMPLIANCE.

                  (a) Schedule 5.10 lists all Plans and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. All written descriptions thereof provided to Administrative Agent and the Lenders are true and complete in all material respects.

                  (b) Each Plan, and To The Best Knowledge Of Borrowers each Multiemployer Plan, is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and benefits have been paid in accordance with the provisions of the Plan.

                  (c) Each Qualified Plan and, and To The Best Knowledge Of Borrowers, Multiemployer Plan has been determined by the IRS to qualify under
Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and To The Best Knowledge Of Borrowers nothing has occurred which would cause the loss of such qualification or tax-exempt status.

                  (d) Except as disclosed in Schedule 5.10, none of Borrowers nor any ERISA Affiliate has any outstanding liability under Title IV of ERISA with respect to any Plan maintained or sponsored by Borrowers or any ERISA Affiliate, nor To The Best Knowledge Of Borrowers, with respect to any Multiemployer Plan to which Borrowers or any ERISA Affiliate contributes or is obligated to contribute.

                  (e) Except as disclosed in Schedule 5.10, no Plan, and To The Best Knowledge Of Borrowers, no Multiemployer Plan has any Unfunded Pension Liability.

                  (f) Except as disclosed in Schedule 5.10, no member of the Controlled Group has ever represented, promised or contracted (whether in oral or written form) to any current or former employee (either individually or to employees as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with life insurance or employee welfare plan benefits (within the meaning of section 3(1) of ERISA) following retirement or termination of employment. To the extent that any member of the Controlled Group has made any such representation, promise or contract, such member has expressly reserved the right to amend or terminate such life insurance or employee welfare plan benefits with respect to claims not yet incurred.


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

                  (g) Members of the Controlled Group have complied in all material respects with the notice and continuation coverage requirements of
Section 4980B of the Code.

                  (h) Except as disclosed in Schedule 5.10, no ERISA Event has occurred or is reasonably expected to occur with respect to any Plan, or, To The Best Knowledge Of Borrowers, any Multiemployer Plan.

                  (i) There are no pending or, to the Knowledge of Borrowers, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (i) any Plan maintained or sponsored by Borrowers or their assets, (ii) any member of the Controlled Group with respect to any Plan, or (iii) any fiduciary with respect to any Plan for which any Borrower may be directly or indirectly liable, through indemnification obligations or otherwise.

                  (j) Except as disclosed in Schedule 5.10, none of Borrowers nor any ERISA Affiliate has incurred nor reasonably expects to incur (i) any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan or (ii) any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to a Plan.

                  (k) Except as disclosed in Schedule 5.10, none of Borrowers nor any ERISA Affiliate has transferred any Unfunded Pension Liability to a Person other than a Borrower or an ERISA Affiliate or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (l) No member of the Controlled Group has engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would reasonably be expected to have a Material Adverse Effect.

         5.11 INTANGIBLE ASSETS.

                  Each Borrower Party and its Subsidiaries own, or possess the right to use, all trademarks, trade names, copyrights, patents, patent rights, franchises, licenses and other intangible assets that are used in, or with respect to the Casden Assets only, are necessary for, the conduct of their respective businesses as now operated, and none of such items, To The Best Knowledge Of Borrowers, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict would reasonably be expected to have a Material Adverse Effect.

         5.12 COMPLIANCE WITH LAWS.

                  Each Borrower Party and its Subsidiaries are in substantial compliance in all material respects with all Laws that are applicable to them.


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

         5.13 ENVIRONMENTAL COMPLIANCE.

                  (a) ENVIRONMENTAL LAWS. Except as disclosed in SCHEDULE 5.13 or in the SEC Report, the operations and Properties of Borrowers, the Management Entities and their Subsidiaries comply in all respects with all Environmental Laws, EXCEPT such non-compliance affecting any Properties as would not result in liability which would reasonably be expected to result in a Material Adverse Effect.

                  (b) ENVIRONMENTAL PERMITS. Except as described in SCHEDULE
5.13 or in the SEC Report, Borrowers, the Management Entities and their Subsidiaries have obtained and maintained all material licenses, permits, authorizations and registrations required under any Environmental Law ("ENVIRONMENTAL PERMITS"), other than such Environmental Permits the failure to obtain or maintain which would not reasonably be expected to cause a Material Adverse Effect. All such Environmental Permits are in good standing, and each such Person is in compliance with all terms and conditions thereof, except, with respect to Persons that are not Management Entities, where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

                  (c) ORDERS. Except as specifically disclosed in SCHEDULE 5.13 or in the SEC Report, there are no outstanding written orders from or agreements with any Governmental Authority nor any judicial or docketed administrative proceedings respecting any Environmental Law, Environmental Claim or Hazardous Material to which any Borrower, any Management Entity, any of their Subsidiaries, or any of such Person's Properties or operations is bound that would reasonably be expected to have a Material Adverse Effect.

                  (d) HAZARDOUS MATERIALS. Except as disclosed in SCHEDULE 5.13 or in the SEC Report, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Amendment Effective Date, that would reasonably be expected to have a Material Adverse Effect. In addition, (i) there are not located on the Properties underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or emitting Hazardous Materials whether on-or off-site, and (ii) Borrowers, the Management Entities and their Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment to the extent required under any Environmental Laws and have met all notification requirements under Title III of The Comprehensive Environmental Response, Compensation and Liability Act and all other Environmental Laws that would in each case reasonably be expected to have a Material Adverse Effect.

         5.14 INSURANCE.

                  The properties of each Borrower Party and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrowers, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where such Borrower Party or such Subsidiary operates, provided that with respect to the Casden Assets the foregoing representation is limited To The Best Knowledge Of Borrowers.


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

         5.15 GP LOANS.

                  All GP Loans are evidenced by a GP Loan Note which has been delivered to Collateral Agent in accordance with the provisions of this Agreement.

         5.16 SUBSIDIARIES; INTERESTS IN OTHER ENTITIES; CHANGES IN ORGANIZATIONAL STRUCTURE.

                  None of Borrowers, nor any of their respective Subsidiaries has any interest in any corporation, partnership or other entity, EXCEPT (i) as disclosed in the Organizational Chart set forth as SCHEDULE 5.16 (other than nondisclosures which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect), and (ii) for interests acquired after the date of this Agreement in compliance with SECTIONS 7.03, 7.04 and 7.05 hereof.

         5.17 MATTERS RELATING TO PLEDGED COLLATERAL.

                  (a) CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents and the Intercreditor Agreement by Borrowers and the other applicable Borrower Parties, together with (i) the actions taken on or prior to the Amendment Effective Date pursuant to Section 4.01(a)(viii) hereof and Section 2 of the Amendment, and (ii) the delivery to Collateral Agent of any Pledged Collateral together with any required stock powers or endorsements not previously delivered to Collateral Agent are effective to create in favor of Collateral Agent for the benefit of the Lender Group, as security for the Collective Obligations, a valid and perfected first priority Lien on all of the Pledged Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and applicable priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing or recording of any UCC financing statements delivered to Collateral Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Collateral Agent.

                  (b) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by Borrowers or any other Borrower Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Pledged Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by SECTION 5.17(A) and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities or, to the extent applicable, HUD or other approvals required in connection with the foreclosure on or other realization with respect to Oxford Assets or Casden Assets which directly or indirectly involve real Property encumbered by HUD mortgages or regulatory agreements or properties regulated by HUD or a state housing finance agency, or laws generally affecting the operation of properties as nursing homes or assisted living facilities.


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                  (c) ABSENCE OF THIRD-PARTY FILINGS. Except such as may have been filed in favor of Collateral Agent as contemplated by SECTION 5.17(a) and as filed in favor of Administrative Agent or the administrative agent under the Casden Credit Agreement on or before the Initial Closing Date, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any filing or recording office.

                  (d) MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (e) INFORMATION REGARDING PLEDGED COLLATERAL. All information supplied to Administrative Agent by or on behalf of any Borrower Party with respect to the Pledged Collateral is accurate and complete in all material respects.

         5.18 DISCLOSURE.

                  None of the representations or warranties made by any Borrower Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any such Person in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. There is no fact, To The Best Knowledge Of Borrowers, which materially and adversely affects the business, operations, properties, assets or condition (financial or otherwise) of Borrowers, the Management Entities, and the Subsidiaries, taken as a whole, that has not been disclosed herein, in the SEC Reports, or in other documents, certificates and statements furnished to Administrative Agent and each Lender (to the extent required hereunder) hereunder or pursuant hereto. The copies of all documents delivered to Administrative Agent and/or the Lenders from time to time in connection with this Agreement are and shall be true and complete copies of the originals thereof and have not been or shall not be amended except as disclosed to Administrative Agent and/or the Lenders, as applicable.

         5.19 TAX SHELTER REGULATIONS

                  The Borrowers do not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrowers determine to take any action inconsistent with such intention, they will promptly notify the Administrative Agent thereof. If the Borrowers so notify the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may treat the Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.


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                                   SECTION 6.
                              AFFIRMATIVE COVENANTS

                  So long as any Extension of Credit remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitments remains outstanding, each Borrower shall, and shall (except in the case of Borrowers' reporting covenants), cause each of its Subsidiaries to:

         6.01 FINANCIAL STATEMENTS.

                  Deliver to Administrative Agent and each Lender, in form and detail satisfactory to Administrative Agent and the Requisite Lenders:

                  (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year, consolidated balance sheets of the Borrowers on a combined basis, in each case as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, including the REIT's and AIMCO's SEC Form 10-K for such period, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and unqualified opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Requisite Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Requisite Lenders;

                  (b) as soon as available, but in any event within forty-five
(45) days after the end of each of the first three fiscal quarters of each fiscal year, unaudited consolidated balance sheets of the Borrowers on a combined basis, in each case as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows for such fiscal quarter and for the portion of the Borrowers' fiscal year then ended, as the case may be, including the REIT's and AIMCO's SEC Form 10-Q for such period, all in reasonable detail and certified by at least two Responsible Officers of the Borrowers, as the case may be, that such financial statements are complete and correct and fairly present the financial condition, results of operations and cash flows of the Borrowers, as the case may be, in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

                  (c) as soon as available, but in any event not less than ninety (90) days after the beginning of each fiscal year, copies of AIMCO's and the REIT's business plan for such fiscal year in form and substance satisfactory to Administrative Agent; and

                  (d) as soon as available, but in any event not less than forty-five (45) days after the end of each fiscal quarter, the REIT's consolidated financial projections for the current and the succeeding three fiscal quarters, as prepared by the REIT's Chief Financial Officer and in a format and with such detail as Administrative Agent may require.


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         6.02 CERTIFICATES, NOTICES AND OTHER INFORMATION.

                  Deliver to Administrative Agent and each Lender, or Collateral Agent (with respect to Collateral matters set forth in clause (b)), in form and detail satisfactory to Administrative Agent and the Requisite Lenders, and/or Collateral Agent (as applicable):

                  (a) concurrently with the delivery of the financial statements referred to in SECTION 6.01(a), a certificate of its independent certified public accountants certifying such financial statement and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default hereunder or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

                  (b) not more than forty-five (45) days after the end of each fiscal quarter, (1) a duly completed Compliance Certificate signed by a Responsible Officer of Borrowers, with such supporting information as may be requested by Administrative Agent, (2) an updated SCHEDULE 1.01A (Construction/Renovation), which updated schedule will identify the aggregate book value of all Construction/Renovation (separating New Construction from renovations, rehabilitations and expansions) and all Real Property Assets Under Development, in each case including information with respect to the aggregate expenditures made to date, (3) an updated SCHEDULE 1.01B (GP Loans), which updated schedule will identify each GP Loan and, with respect to each such GP Loan, its original amount, carrying value, write-off amount, pro rata share owned (directly or indirectly) by Borrowers and such other information as Administrative Agent and Collateral Agent may reasonably request (upon each delivery of an updated SCHEDULE 1.01B (GP Loans), the representations and warranties contained in Section 5.17(a) hereof shall be deemed to have been re-made by each Borrower as of the date of such delivery, and Borrowers shall deliver to Collateral Agent concurrently with the delivery of such updated
SCHEDULE 1.01B (GP Loans) such Pledged Collateral and the Pledge Amendment (as defined in the Borrowers Pledge Agreement) to cause Borrowers to be in compliance with SECTION 5.17(a) hereof as of the date of such delivery), (4) an updated SCHEDULE 1.01C (Guarantors), which updated schedule will identify each Guarantor, and such Guarantor's pro rata share of Total Pro Rata NOI (PROVIDED that the Management Entities' pro rata shares of Total Pro Rata NOI may be combined for purposes of this updated SCHEDULE 1.01C), (5) an updated SCHEDULE 1.01E (Collateral), which updated schedule will identify all Pledged Collateral as of the period covered by such Compliance Certificate, (6) an updated SCHEDULE 7.01(m) (Existing Cross-Pledged Collateralized and Cross-Defaulted Indebtedness), which updated schedule will identify all cross-collateralized and cross-defaulted Indebtedness of the Borrowers and their Subsidiaries and the aggregate outstanding principal amount thereof, and (7) an updated SCHEDULE I to the Borrowers Pledge Agreement, together with such documentation and actions as may be necessary to cause Borrowers to be in compliance with SECTION 5.17 hereof as of the date of such Compliance Certificate;

                  (c) promptly after delivery by the Person providing the same, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the REIT by independent accountants in connection with the accounts or books of the REIT or any of its Subsidiaries, or any audit of any of them;


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

                  (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the REIT, and copies of all annual, regular, periodic and special reports and registration statements which the REIT may file or be required to file with the SEC under Sections 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to Administrative Agent pursuant hereto;

                  (e) promptly after the occurrence thereof, notice of any Default or Event of Default, and the occurrence or existence of any event or circumstance that is likely to become a Default or Event of Default and each such notice shall describe with particularity the clause or provision of this Agreement or other Loan Document that has been breached or violated;

                  (f) promptly after the commencement thereof, notice of any litigation, investigation or proceeding affecting any Borrower Party (i) where the amount involved exceeds the Threshold Amount, (ii) in which injunctive relief or similar relief is sought, which relief, if granted, would reasonably be expected to have a Material Adverse Effect; (iii) in which the relief sought is an injunction or other stay of the performance of any Loan Document or (iv) required to be reported to the SEC pursuant to the Exchange Act;

                  (g) promptly after the occurrence of any of the following ERISA Events affecting Borrowers or any member of their Controlled Group, together with a copy of any notice with respect to such event that may be required to be filed with any Governmental Authority and any notice delivered by a Governmental Authority to Borrowers or any member of their Controlled Group with respect to such event, notice of any of the following:

                           (i) an ERISA Event where the aggregate liability is
                  likely to exceed $1,000,000;

                           (ii) the adoption of any new Plan that is subject to
                  Title IV of ERISA or Section 412 of the Code by any member of the Controlled Group;

                           (iii) the adoption of any amendment to a Plan that is
                  subject to Title IV of ERISA or Section 412 of the Code, if such amendment results in a material increase in benefits or Unfunded Pension Liabilities; or

                           (iv) the commencement of contributions by any member
                  of the Controlled Group to any Plan that is subject to Title IV of ERISA or Section 412 of the Code;

                  (h) promptly after the occurrence thereof, notice of any Material Adverse Effect;

                  (i) notice of any material change in accounting policies or financial reporting practices by Borrowers or any of their Subsidiaries;

                  (j) promptly after the occurrence thereof, notice of (i) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed


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or threatened against Borrowers, any Management Entity or any of their
Subsidiaries or any of their Properties pursuant to any Environmental Laws, (ii) all other material Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the Properties of Borrowers, any Management Entity or any of their Subsidiaries that could reasonably be anticipated to cause such Properties (or any portion thereof) to be subject to any material restrictions on ownership, occupancy, transferability or use under any Environmental Laws, in each case only to the extent any of the foregoing would reasonably be expected to have a Material Adverse Effect;

                  (k) promptly after the occurrence thereof, notice of the consummation of any material Investment or Disposition, of any material issuance of Stock of the REIT (other than upon the tender of any Partnership Units for redemption or the conversion of any employee stock options) or Partnership Units, of any incurrence of material Indebtedness or of any other material transaction entered into, by Borrowers, any Management Entity or any of their Subsidiaries; and change in any executive officer of the REIT;

                  (l) promptly after the occurrence thereof, notice of the failure of the REIT to maintain REIT Status or of any existing Subsidiary of the REIT to maintain its status as a qualified REIT subsidiary under the Code, if and to the extent required by applicable law;

                  (m) upon the request of Administrative Agent, any subsequent revisions to the Organizational Chart;

                  (n) promptly after receipt of any notice by Borrowers, any Management Entity or any of their Subsidiaries of any default under any Indebtedness or Guaranty Obligation described in SECTION 8.01(G), notice of such default; and

                  (o) promptly, such other data and information as from time to time may be reasonably requested by Administrative Agent, or, through Administrative Agent or any Lender.

                  Each notice pursuant to SECTIONS 6.02(e) through (l) and (n) shall be accompanied by a statement of two (2) Responsible Officers of Borrowers, setting forth details of the occurrence referred to therein and, if applicable, the provisions of this Agreement affected, and stating what action Borrowers have taken and propose to take with respect thereto.

         6.03 PAYMENT OBLIGATIONS.

                  Pay and discharge as the same shall become due and payable and otherwise comply with all their respective obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges, Ordinary Course Liens or levies imposed on any Borrower Party or its Subsidiaries or on its income or profits or any of its Properties, EXCEPT for any such tax, assessment, charge or levy which is (i) an Ordinary Course Lien under Subsection (b) of the definition of such term or (ii) being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by Borrowers or such Person, (b) all lawful claims which, if unpaid, would by law become a Lien upon any Property of any Borrower Party or its Subsidiaries, (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing


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such Indebtedness, and (d) payment and/or performance of all Contractual
Obligations (including any payments of preferred stock dividends); PROVIDED, HOWEVER, with respect to any Person that is not a Management Entity, then only to the extent the failure to do any of the foregoing could reasonably be expected to have a Material Adverse Effect.

         6.04 PRESERVATION OF EXISTENCE.

                  Preserve and maintain in full force and effect (i) its partnership, corporate or other organizational existence and good standing under the laws of its state or jurisdiction of organization, and (ii) its licenses, permits, rights, franchises and privileges necessary or desirable in the normal conduct of its business, except where failure to do so does not have a Material Adverse Effect; PROVIDED, HOWEVER, that with respect to any Person that is not a Management Entity, then only to the extent that the failure to do any of the foregoing would reasonably be expected to have a Material Adverse Effect.

         6.05 MAINTENANCE OF PROPERTIES.

                  Maintain, preserve and protect all of its material Properties and equipment necessary in the operation of its business in good order and condition in accordance with Borrowers' past practices, subject to wear and tear in the ordinary course of business, and not permit any waste of its Properties.

         6.06 MAINTENANCE OF INSURANCE.

                  Maintain, with financially sound and reputable independent insurers, insurance with respect to their Properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or a similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including liability insurance specifically insuring Borrowers and their Wholly Owned Subsidiaries from any tort, legal or other liability resulting from their participation as general partners in partnerships which own Property, workers' compensation insurance, public liability and property and casualty insurance (which amount shall not be reduced in the absence of 30 days' prior notice to Administrative Agent), and upon the request of Administrative Agent, furnish Administrative Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than twice per calendar year) a certificate signed by at least two (2) Responsible Officers of Borrowers (and, if requested by Administrative Agent, any insurance broker of Borrowers) setting forth the nature and extent of all insurance maintained by Borrowers, the Management Entities and each of their Subsidiaries in accordance with this SECTION 6.06 (and which, in the case of a certificate of a broker, was placed through such broker).

         6.07 COMPLIANCE WITH LAWS.

                  (a) Comply, in all material respects, with the requirements of all applicable Laws and orders of any Governmental Authority, noncompliance with which has a Material Adverse Effect.


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                  (b) Conduct its operations and keep and maintain its
Properties in compliance in all material respects with all Environmental Laws, and upon the written request of Administrative Agent or any Lender, submit to Administrative Agent and the Lenders, at Borrowers' sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to SECTION 6.02(j) that could, individually or in the aggregate, result in liability in excess of $10,000,000.

         6.08 INSPECTION RIGHTS.

                  At any time during regular business hours and as often as reasonably requested, upon no less than forty-eight (48) hours advance notice to Borrowers, permit Administrative Agent or any Lender, or any employee, agent or representative thereof, to examine, audit and make copies and abstracts from the Borrower Parties' records and books of account and to visit and inspect their properties and to discuss their affairs, finances and accounts with any of their officers and key employees, and, upon request, furnish promptly to Administrative Agent or any Lender true copies of all financial information and internal management reports made available to their senior management, all at the expense of Borrowers; PROVIDED, HOWEVER, that when an Event of Default exists, Administrative Agent may visit and inspect at the expense of Borrowers such Properties at any time during business hours and without advance notice.

         6.09 KEEPING OF RECORDS AND BOOKS OF ACCOUNT.

                  Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrowers or any of their Subsidiaries.

         6.10 COMPLIANCE WITH ERISA.

                  Cause, and cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; and (b) make all required contributions to any Plan subject to Section 412 of the Code.

         6.11 COMPLIANCE WITH AGREEMENTS.

                  Comply and cause each Guarantor to comply with their respective Organization Documents. Promptly and fully comply with all Contractual Obligations under all material agreements, indentures, leases and/or instruments to which any one or more of them is a party, EXCEPT for any such Contractual Obligations (a) the performance of which would cause a Default, (b) then being contested by any of them in good faith by appropriate proceedings, or
(c) if the failure to comply therewith does not have a Material Adverse Effect.


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         6.12 USE OF PROCEEDS.

                  Use the proceeds of Extensions of Credit for (i) funding general working capital, corporate needs, and payment of Indebtedness permitted under this Agreement, (ii) financing acquisitions permitted under this Agreement, and (iii) funding costs associated with Construction/Renovation; PROVIDED, HOWEVER, that the aggregate principal amount of Loans the proceeds of which were used to fund costs associated with Construction/Renovation shall not at any one time exceed $100,000,000.

         6.13 COMMUNICATION WITH ACCOUNTANTS.

                  While any Event of Default is continuing, authorize Administrative Agent and any Lender to communicate directly with Borrowers' independent accountants and authorize such accountants to disclose to such Persons any and all financial statements and other information of any kind, including the substance of any oral information or conversation that such accountants may have with respect to the business, financial condition and other affairs of Borrowers.

         6.14 MAINTENANCE OF REIT STATUS; STOCK EXCHANGE LISTING.

                  With respect to the REIT, maintain its REIT Status and maintain its common Stock listing on the NYSE, American Stock Exchange or Nasdaq Stock Exchange.

         6.15 SOLVENCY.

                  Remain Solvent; PROVIDED, THAT, this Section 6.15 shall apply only to Borrower Parties and any Material Entities.

         6.16 FURTHER ASSURANCES.

                  (a) FULL DISCLOSURE. Ensure that all other written information, exhibits and reports furnished to Administrative Agent or any Lender by Borrowers, any Management Entity or any of their Subsidiaries do not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to Administrative Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

                  (b) FURTHER ACTS. Promptly upon request by Administrative Agent or the Requisite Lenders, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, deeds of trust, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments that Administrative Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, and (ii) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Administrative Agent and Lenders the rights granted or now or


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hereafter intended to be granted under any Loan Document, or any other document executed in connection herewith or therewith.

                  (c) ADDITIONAL GUARANTORS. Promptly upon (i) the formation by the Borrowers of any Person which is a Material Entity, (ii) any Subsidiary becoming a Material Entity or (iii) the acquisition by the Borrowers of any Subsidiary which constitutes a Material Entity after giving effect to such acquisition, in each case after the Initial Closing Date, Borrowers shall cause such Person (so long as such Person is not prohibited from doing so by law, Organization Documents or Contractual Obligations not prohibited by this Agreement) to deliver to Administrative Agent for the ratable benefit of the Lenders a guaranty of the Obligations in the form attached hereto as EXHIBIT H. Concurrently with the delivery of such guaranty, Borrowers shall deliver to Administrative Agent with respect to such Person the same documents and other instruments required to be delivered pursuant to clauses (iii) and (iv) of
SECTION 4.01(a) and an opinion of counsel, in form and substance satisfactory to Administrative Agent. In all events, if all such agreements, documents and other instruments required to be delivered to Administrative Agent pursuant to this
SECTION 6.16(c) have not been delivered prior to the date of the next required Compliance Certificate, then such items shall be delivered collectively at the same time a Compliance Certificate is delivered to Administrative Agent pursuant to SECTION 6.02(b). Additionally and notwithstanding any provision of this
Section 6.16(c) to the contrary, in all events and at all times, Borrowers shall cause the Guarantors and Borrowers to collectively represent not less than 75% of Total Pro Rata NOI for the immediately preceding fiscal quarter.

                  (d) ADDITIONAL PLEDGED COLLATERAL. With respect to any new Guarantor created or acquired after the Amendment Effective Date by the Borrowers or any of their Affiliates, within a reasonable time, not to exceed twenty (20) days, following the delivery of any guaranty required pursuant to
SECTION 6.16(c), the Borrowers or their Affiliates, as applicable, shall execute and deliver to the Collateral Agent such amendment to the Borrower Pledge Agreement as the Collateral Agent deems reasonably necessary or desirable to grant to the Collateral Agent, for the benefit of the Lender Group, a perfected first priority security interest in the Stock or other equity interest of such new Guarantor in accordance with the Borrower Pledge Agreement and deliver to the Collateral Agent the certificates representing such Stock or equity interests, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrowers or their respective Affiliates, as applicable..

         6.17 UNCONSOLIDATED PARTNERSHIP DISTRIBUTIONS.

         Use its reasonable best efforts to cause any Person in which any Borrower, any Guarantor or any of their respective Subsidiaries holds an equity interest to make regular distributions of Net Operating Income of such Person, subject to compliance with applicable law and such Person's Organization Documents and in the Ordinary Course of Business.

                                   SECTION 7.
                               NEGATIVE COVENANTS

                  So long as any Extension of Credit remains unpaid, or any other Obligations remain unpaid or unperformed, or any portion of the Commitments remains outstanding, each


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Borrower shall not, and shall not permit any of its respective Subsidiaries to, directly or indirectly:

         7.01 INDEBTEDNESS.

                  Create, incur, assume or suffer to exist any Indebtedness,
EXCEPT:

                  (a) Ordinary Course Indebtedness;

                  (b) Accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                  (c) Intra-Company Debt;

                  (d) Indebtedness of Borrowers, the Guarantors and their Subsidiaries (whether secured or unsecured) which is Recourse to Borrowers, the Guarantors or any of their Subsidiaries (but excluding Indebtedness under the Loan Documents and the 2003 Term Loan and the outstanding Indebtedness under the Casden Loan on the Amendment Effective Date) in an aggregate principal amount not to exceed at any time an amount equal to the sum of (x) $250,000,000, PLUS
(y) while the Lincoln Place Construction Financing is outstanding, the lesser of $151,000,000 or any portion of the Lincoln Place Construction Financing which constitutes Recourse Indebtedness. Such Recourse Indebtedness outstanding on the Initial Closing Date is listed on Schedule 7.01(d);

                  (e) Secured Indebtedness of Borrowers, the Guarantors and their Subsidiaries which is not Recourse to Borrowers, the Guarantors or any of their Subsidiaries;

                  (f) Endorsements for collection or deposit in the Ordinary Course of Business;

                  (g) Unsecured Swap Agreements entered into by any Borrower with respect to variable rate Indebtedness permitted hereunder;

                  (h) Indebtedness of the Borrowers and their Subsidiaries consisting of "exceptions to nonrecourse" guaranties of non-Recourse Indebtedness otherwise permitted under this SECTION 7.01 or of other Indebtedness permitted under this SECTION 7.01; PROVIDED that "exceptions to non-recourse" shall include the types of additional exceptions customarily required by Federal National Mortgage Association or Federal Home Loan Mortgage Corporation from time to time in its standard form loan documentation;

                  (i) Indebtedness (other than any Indebtedness otherwise permitted under clauses (a) through (h) of this SECTION 7.01) outstanding on the Initial Closing Date and listed on SCHEDULE 7.01(i);


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

                  (j) Any refinancings, refundings, renewals or extensions of any Indebtedness permitted under SECTIONS 7.01(e) or (i); PROVIDED, HOWEVER, that any such refinancing, refunding, renewal or extension shall not cause the financial or other material covenants, when taken as a whole, to be significantly more restrictive than (A) those existing in the applicable credit documentation prior to such renewal, refinancing or extension or (B) the comparable covenants in this Agreement;

                  (k) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, in each case provided in the Ordinary Course of Business, and any extension, renewal or refinancing thereof to the extent not provided to secure the repayment of other Indebtedness which Indebtedness existing on the Amendment Effective Date is listed on SCHEDULE 7.01(k);

                  (l) Variable rate Indebtedness (but excluding such variable rate Indebtedness that is covered by unsecured Swap Agreements permitted under
SECTION 7.01(g) and Indebtedness under the Loan Documents) in an aggregate principal amount not to exceed 30% of Total Combined Debt at any time; PROVIDED, HOWEVER, that such variable rate Indebtedness shall otherwise be Indebtedness permitted under SECTIONS 7.01(d) and (e);

                  (m) Indebtedness which is cross-collateralized with or cross-defaulted to any other Indebtedness; provided that (x) the aggregate principal amount of all cross collateralized or cross-defaulted Indebtedness (other than the aggregate principal amount of Indebtedness permitted under SECTIONS 7.01(n) OR (o)) shall not exceed 15% of Total Combined Debt at any time and (y) all cross-collateralized and cross-defaulted Indebtedness shall otherwise be Indebtedness permitted under Sections 7.01(d), (e), (n) and (o) and PROVIDED FURTHER that all such cross-collateralized and cross-defaulted Indebtedness existing on the Amendment Effective Date hereof shall be listed on
SCHEDULE 7.01(m) and such existing cross-collateralized and cross-defaulted Indebtedness shall be satisfactory to Administrative Agent;

                  (n) Indebtedness of Borrowers, the Guarantors and their Subsidiaries pursuant to the Casden Loan Documents, including any Guaranty Obligations in connection therewith;

                  (o) Indebtedness in respect of the Contingent Acquisition Note; and

                  (p) Indebtedness pursuant to the 2003 Term Loan, including any Guaranty Obligations in connection therewith.

                  Nothing contained in this SECTION 7.01 shall be deemed to excuse any lack of compliance by Borrowers or any Subsidiary with the terms of
SECTION 7.14.

         7.02 LIENS AND NEGATIVE PLEDGES.

                  Incur, assume or suffer to exist, any Lien or Negative Pledge upon any of its Property, assets or revenues, whether now owned or hereafter acquired, EXCEPT:

                  (a) Liens and Negative Pledges existing on the Initial Closing Date and any renewals or extensions thereof;


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                  (b) Ordinary Course Liens;

                  (c) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the depositor to provide collateral to the depository institution;

                  (d) Liens and Negative Pledges securing Indebtedness permitted under SECTION 7.01(d), (e), (h) or (i) on real and personal Properties, together with refinancings, refundings, renewals or extensions of such Indebtedness as and to the extent permitted under Section 7.01(j), and not constituting ownership interests in Borrowers or any of the Subsidiaries of Borrowers; PROVIDED that no such Lien is spread to cover any additional Property and that the amount of Indebtedness secured thereby is not increased;

                  (e) Liens and Negative Pledges supporting purchase options and Guaranty Obligations permitted by this Agreement;

                  (f) Liens and Negative Pledges on Property of a Person which becomes a Subsidiary of any Borrower or any of their respective Subsidiaries after the Initial Closing Date securing Indebtedness permitted by SECTION 7.01(d) or (e); PROVIDED that (i) such Liens existed at the time such Person becomes a Subsidiary of any Borrower or any of their respective Subsidiaries and were not incurred or otherwise created in anticipation thereof, and (ii) any such Lien is not expanded to cover any other Property of such Person after the time such Person becomes a Subsidiary of any Borrower or any of their respective Subsidiaries;

                  (g) Licenses, leases or subleases granted to other Persons in the Ordinary Course of Business not materially interfering with the conduct of the business of the Borrower Parties taken as a whole;

                  (h) Liens and Negative Pledges arising from Capital Leases entered into by the Borrower Parties;

                  (i) (x) Liens pursuant to the Collateral Documents in favor of the Collateral Agent, for the benefit of the Lender Group, (y) Liens under the Casden Loan Documents and the Term Loan Documents, and (z) Negative Pledges pursuant to this Agreement, the Casden Credit Agreement, the Term Loan Agreement, the other Loan Documents, the other Casden Loan Documents and the other Term Loan Documents, and the Contingent Acquisition Note; and

                  (j) Liens and Negative Pledges (x) pursuant to the Organization Documents of the Institutional Joint Ventures listed on SCHEDULE 1.01F attached hereto and permitted under Section 7.05(f) hereof; PROVIDED, THAT, the Liens and Negative Pledges only encumber or restrict Liens on the Property owned by such Institutional Joint Venture and/or the equity interests in such Institutional Joint Venture; PROVIDED, FURTHER, in all cases such equity interests are owned directly or indirectly by a Guarantor and/or Borrower, and
(y) pursuant to customary provisions


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in the Organization Documents of any other Permitted Joint Venture; PROVIDED,
THAT, the Liens only encumber the Property owned by such Permitted Joint Venture and the Negative Pledges only restrict Liens on the Property owned by such Permitted Joint Venture and the transferability of the managing member or general partner interest in such Permitted Joint Venture, and

                  (k) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower and their Subsidiaries.

         7.03 FUNDAMENTAL CHANGES.

                  (a) Merge or consolidate with or into any Person or liquidate, wind-up or dissolve itself, or permit or suffer any liquidation or dissolution, EXCEPT, that so long as no Default or Event of Default exists or would result therefrom:

                           (i) Subsidiaries of Borrowers may merge or
                  consolidate with or into, or convey, transfer, lease or otherwise dispose (whether in one transaction or in a series of transactions) of all or substantially all of any of their Properties (whether now owned or hereafter acquired) to, or in favor of, Borrowers or another Subsidiary of Borrowers;

                           (ii) Subsidiaries of Borrowers may be liquidated,
                  wound up or dissolved following any conveyance, transfer, lease or other disposition (whether in one transaction or a series of transactions) of all or substantially all of their Properties permitted under SECTION 7.03(a)(i);

                           (iii) Subsidiaries of Borrowers may engage in reverse
                  mergers or internal reorganizations whereby a Subsidiary or Subsidiaries merge into or with one or more Subsidiaries of the Borrowers or any Guarantor or any combination thereof; and

                           (iv) Borrowers or any Subsidiary of Borrowers may
                  merge, or consolidate with another Person; PROVIDED that each of the following conditions are satisfied: (1) at the inception of the transaction, Borrowers or such Subsidiary are intended to be and will be the surviving Person after the consummation of the contemplated transaction; (2) To The Best Knowledge of Borrowers, prior to the consummation of the transaction, the transaction will not cause Borrowers to be in breach of the representations and warranties of this Agreement and the other Loan Documents; (3) the transaction will not cause Borrowers to be in breach of the covenants of this Agreement and the other Loan Documents, including financial covenants after the consummation thereof; and (4) Borrowers provide Administrative Agent with a pro-forma Compliance Certificate that demonstrates that after the consummation of the proposed transaction the Borrowers will be in compliance with the financial covenants of this Agreement.

                           (v) Borrowers may (x) consummate the Casden
                  Acquisition and (y) acquire additional equity interests in the managing members of the Real Estate


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

                  Companies after the Initial Closing Date as contemplated by the Casden Merger Agreement.

                  Notwithstanding the foregoing, no Subsidiary shall merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Properties (whether now owned or hereafter acquired) to or in favor of another Subsidiary if such transaction would result in a violation of any covenant in this Agreement.

                  (b) Amend its Organization Documents in any respect which is, in the opinion of the Requisite Lenders, materially adverse to the interests of the Lenders. Without limiting the foregoing, under no circumstances (i) shall the Organization Documents of the Borrowers be changed so as to eliminate the transferability of Partnership Units of AIMCO for common Stock in the REIT on a one-to-one basis (subject to adjustment as provided in the Organization Documents of AIMCO) or (ii) shall the Organization Documents of a Management Entity be changed so as to eliminate or reduce any obligation to pay preferred Stock dividends, without the prior consent of the Requisite Lenders; PROVIDED, HOWEVER, that consent shall not be required for the foregoing solely to the extent any such changes or amendments are required in connection with the consolidation or merger of any Management Entity into a Wholly-Owned Subsidiary of the Borrowers and such new or surviving Person provides a Guaranty to the Lenders in accordance with the requirements of SECTION 6.16(c).

                  (c) Issue any preferred Stock or preferred Partnership Units; PROVIDED, HOWEVER, the REIT or any of its Subsidiaries may issue preferred Stock and/or preferred Partnership Units so long as (i) if such preferred Stock or preferred Partnership Units has any mandatory redemption feature or has a redemption feature which is exercisable at the option of the holder thereof (other than a change of control put feature), then the face amount of such preferred Stock or preferred Partnership Units shall be deemed Unsecured Debt for all purposes of this Agreement; and (ii) any distributions with respect thereto shall comply with the provisions of this Agreement (including, without limitation, SECTION 7.07).

                  (d) Change the organizational structure of Borrowers or any of their respective Subsidiaries from that which is reflected in the Organizational Chart which is, in the reasonable opinion of the Requisite Lenders, materially adverse to any Management Entity, without the prior written consent of the Requisite Lenders, EXCEPT for mergers and changes in the equity structure of Subsidiaries in accordance with this Section 7.03 and the formation or acquisition of Subsidiaries in accordance with this SECTION 7.03; PROVIDED, HOWEVER, that consent shall not be required for the foregoing solely to the extent any such changes are required in connection with the consolidation or merger of any Management Entity into a Wholly-Owned Subsidiary of the Borrowers and such new or surviving Person provides a Guaranty to the Lenders in accordance with the requirements of SECTION 6.16(c).

                  (e) Terminate the employment of Terry S. Considine and/or Peter K. Kompaniez as Chief Executive Officer and President of the REIT, respectively, or remove either or both of them from such positions without the prior written consent of Requisite Lenders (other than in the event of death or permanent disability).


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                  (f) Other than the Casden Acquisition and the acquisition of additional equity interests in the managing members of the Real Estate Companies after the Initial Closing Date as contemplated by the Casden Merger Agreement, acquire by purchase or otherwise all or substantially all of the business or Property of, or Stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, where such business, Property, Stock or other evidence of beneficial ownership and/or division or line of business to be acquired has a fair market value in excess of 20% of the Gross Asset Value in effect immediately prior to such acquisition, without the prior written consent of Requisite Lenders.

         7.04 DISPOSITIONS.  Make any Dispositions, EXCEPT:

                  (a) Ordinary Course Dispositions;

                  (b) Dispositions permitted by SECTION 7.03; and

                  (c) Dispositions of Property or Properties which generate Net Disposition Proceeds of $1,000,000 or more; PROVIDED that (i) the consideration received for such Property or Properties shall be in an amount at least equal to the fair market value thereof; (ii) any consideration received for such Property or Properties in the form of promissory notes shall be pledged to Collateral Agent pursuant to the Borrowers Pledge Agreement; and (iii) the Net Disposition Proceeds of such Dispositions shall be applied as required by SECTION 2.06(B)(IV).

         7.05 INVESTMENTS.

                  Make or maintain any Investments, EXCEPT:

                  (a) Investments existing on the Initial Closing Date;

                  (b) Ordinary Course Investments;

                  (c) Investments permitted by SECTION 7.03;

                  (d) Investments in Intra-Company Debt permitted under SECTION 7.01(c);

                  (e) Investments in unsecured Swap Agreements permitted under
SECTION 7.01(g);

                  (f) Investments in multi-family apartment projects (including those with de minimis commercial aspects) in fee simple or leasehold interests therein or partnership, joint venture interests or other Investments (including capital contributions or partner loans) in Persons that own, directly or indirectly, multi-family apartment projects (including those with de minimis commercial aspects); PROVIDED, HOWEVER, Investments in Institutional Joint Ventures in addition to those listed on SCHEDULE 1.01F shall not be permitted if and to extent any such additional Institutional Joint Venture causes or is expected to cause all Institutional Joint Ventures to generate more than 15% of Total Corporate NOI;

                  (g) Investments in Management Entities;


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                  (h) Investments in unimproved land with an aggregate book
value not to exceed 5% of the Gross Asset Value then in effect;

                  (i) Investments in Stock and Partnership Units with an aggregate book value not to exceed 5% of the Gross Asset Value then in effect; PROVIDED, HOWEVER, any Investment in Stock and Partnership Units made in connection with the Casden Acquisition or pursuant to any other provision of this SECTION 7.05, shall not be subject to this Section 7.05(i);

                  (j) Investments in GP Loans provided all such loans are evidenced by GP Loan Notes and other mortgage loans with an aggregate book value not to exceed 10% of the Gross Asset Value then in effect;

                  (k) Investments in New Construction with an aggregate undepreciated book value not to exceed 5% of the Gross Asset Value then in effect;

                  (l) Investments in real property not constituting multi-family apartment projects (each a "TEMPORARY INVESTMENT") acquired as part of any Investment in any multi-family apartment project permitted under SECTION 7.05(f); PROVIDED that any such Temporary Investment shall be sold or otherwise disposed of as soon as commercially reasonable after its acquisition; and

                  (m) the Casden Acquisition, including (i) the Park La Brea and Westwood Village Properties Loans, and (ii) Investments in an aggregate amount not exceeding $50,000,000 (plus any return received in respect of such Investments) to acquire a 20% membership interest in DevCo and pay additional capital contributions in connection therewith, in each case as contemplated by the Casden Merger Agreement; and

                  (n) Investments in the direct or indirect Stock or Partnership Units of the Park La Brea or Westwood Village Properties as contemplated in the Casden Merger Agreement.

         7.06 LEASE OBLIGATIONS.

                  Create or suffer to exist any obligations for the payment of rent for any Property under lease or agreement to lease, EXCEPT:

                  (a) leases in existence on the Initial Closing Date and any renewal, extension or refinancing thereof; and

                  (b) leases (other than Capital Leases) entered into or assumed by Borrowers or any of their Subsidiaries after the Initial Closing Date in the Ordinary Course of Business.

         7.07 RESTRICTED PAYMENTS.

                  (a) (i) Declare or make any Restricted Payment or any distribution of any Properties (including cash, rights, obligations, partnership interests or Partnership Units, on account of any partnership interests, Partnership Units or Stock) to any Person (other than Borrowers or a Wholly-Owned Subsidiary), or (ii) purchase, redeem or otherwise acquire for


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value any of its partnership interests, Partnership Units or Stock, now or hereafter outstanding, from any Person (other than Borrowers or a Wholly-Owned Subsidiary) (all of the foregoing set forth in clauses (i) and (ii), collectively, being "distributions"), EXCEPT for the following: (A) the exchange of common Stock of the REIT for Partnership Units; (B) if no Default or Event of Default exists under SECTION 8.01(a), (b) or (c) as a result of a breach of
Section 7.14, then the Borrowers and all such Subsidiaries may make "distributions" during any four consecutive fiscal quarter period in an amount in the aggregate which does not exceed the greater of (1) (x) 88% of Funds From Operations for each four consecutive fiscal quarter period ending on June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004, (y) 85% of Funds From Operations for each four consecutive fiscal quarter period ending on June 30, 2004 and September 30, 2004, or (z) 80% of Funds From Operations for each four consecutive fiscal quarter period ending on the last day of each fiscal quarter thereafter, or (2) such amount as may be necessary to maintain REIT Status ("distributions" under this clause (B) shall not include any "distributions" under clauses (A) or (C)); and (C) that if no Default or Event of Default exists, the Borrowers and all such Subsidiaries may undertake Permitted Preferred Stock Redemptions; PROVIDED, THAT, prior to making any Permitted Preferred Stock Redemptions, Borrowers shall first certify in writing to Administrative Agent (i) that the Net Issuance Proceeds or Net Disposition Proceeds referred to in the definition of "Permitted Preferred Stock Redemptions" have been, or will be, applied as and to the extent required under
Section 2.06, and (ii) that the use of funds to make such Permitted Preferred Stock Redemptions shall not cause a Default or an Event of Default under this Agreement; PROVIDED, HOWEVER, that nothing in this SECTION 7.07 shall prohibit
(A) any Borrower or any Subsidiary of Borrower from making tenders for or otherwise acquiring for value any partnership interest, Partnership Units or Stock, now or hereafter outstanding, of any Borrower or any Subsidiary of any Borrower which were not issued by such acquiring Borrower or Subsidiary or (B) any distribution of Property by any Borrower Party, or any Affiliate thereof, in the Ordinary Course of Business and pursuant to such Borrower Party's or Affiliate's Organization Documents, including (x) any distribution of proceeds from Dispositions permitted under SECTION 7.04, (y) any distribution of proceeds from Dispositions in the Ordinary Course of Business and (z) any distribution by a non-Wholly-Owned Subsidiary to any Borrower, any of Borrowers' Subsidiaries or to any other Person holding an equity interest in such non-Wholly-Owned Subsidiary.

                  (b) (i) Permit any Subsidiary to make a demand under any Intra-Company Debt which is payable upon demand at any time after the Revolving Commitment Termination Date, or (ii) permit any payment with respect to Intra-Company Debt while any Event of Default is continuing.

         7.08 ERISA.

                  At any time (a) engage in a transaction which could be subject to Sections 4069 or 4212(c) of ERISA, or (b) permit any Plan to (i) engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code); (ii) fail to comply with ERISA, the Code or any other applicable Laws; or (iii) incur any material "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), which, with respect to each event listed above, has a Material Adverse Effect, (c) terminate any Plan so as to result in any material (in the opinion of Administrative Agent) liability to Borrowers or any ERISA Affiliate (i.e., $1,000,000 or more),
(d) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of Administrative Agent)


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liability to any member of the Controlled Group, (e) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of Administrative Agent) liability to Borrowers or any ERISA Affiliate, (f) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of Administrative Agent) liability to any member of the Controlled Group, or (g) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially (in the opinion of Administrative Agent) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

         7.09 CHANGE IN NATURE OF BUSINESS.

                  Make any change in the nature of the business of any Borrower Party as conducted and as proposed to be conducted as of the Initial Closing Date; PROVIDED, HOWEVER, that the foregoing shall not restrict the Borrowers' development of related lines of business which are complimentary to its existing core multifamily rental operations and such other changes as are necessary to comply with applicable laws and the Code, and to enable the REIT to maintain its REIT status.

         7.10 TRANSACTIONS WITH AFFILIATES.

                  Enter into any transaction with any Affiliate of Borrowers (other than a Wholly-Owned Subsidiary or a Management Entity), except (a) as permitted by this Agreement, (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of Borrowers, and in each case of
(a) and (b), upon fair and reasonable terms no less favorable to such Person than would obtain in a comparable arm's length transaction with a Person not such an Affiliate, (c) transactions between or among Borrowers and their respective Subsidiaries, (d) employment, compensation and indemnification arrangements with officers and directors of Borrowers and their respective Subsidiaries, (e) fees payable in connection with directors' fees and services rendered to the Board of Directors of Borrowers or their respective Subsidiaries, or (f) loans and advances to officers and directors of Borrowers and their respective Subsidiaries, (g) Park La Brea and Westwood Village Properties Loans, and (h) transactions contemplated by the Casden Merger Agreement and the other documents executed in connection therewith, including the DevCo LLC Agreement.

         7.11 USE OF PROCEEDS.

                  Use any proceeds of any Extensions of Credit, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of Borrowers or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, (d) for any purpose other than those permitted by SECTION 6.12, or
(e) in connection with the acquisition of a voting interest of five percent (5%) or more in any Person if such acquisition is opposed by the board of directors or management of


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such Person UNLESS (i) Borrowers have given Administrative Agent (who shall promptly notify each Lender) five Business Days' prior notice thereof and (ii) no Lender shall have, within that period, notified Administrative Agent (who shall promptly notify Borrowers) not consented to the use of the proceeds of such Extension of Credit for that purpose.

         7.12 INTENTIONALLY OMITTED.

         7.13 LIMITATIONS ON UPSTREAMING.

                  Agree to any restriction or limitation on the making of Restricted Payments from any Subsidiary of Borrower to a Borrower, the making of any loans or advances to Borrowers or any other Subsidiary of Borrowers, the repayment or prepayment of any Indebtedness owed by any Subsidiary of Borrowers to any Borrower or any other Subsidiary of Borrowers, or the transferring of assets from any Subsidiary of Borrowers to any Borrower or any other Subsidiary of Borrowers, EXCEPT for such restrictions existing or by reason of (a) any restrictions existing under the Loan Documents, the Term Loan Documents or the Casden Loan Documents or any other Indebtedness permitted under Section 7.01 (except as provided in clause (f) below), (b) customary provisions in leases, subleases, licenses and other contracts restricting the assignment thereof, (c) applicable law, (d) Intra-Company Debt, (e) ordinary course restrictions in or contemplated by a Permitted Joint Venture's Organization Documents (subject to
SECTION 6.17), (f) ordinary course restrictions in mortgage loan documents evidencing Indebtedness permitted under SECTION 7.01 and consisting of, among other things (i) provisions requiring funding and maintaining of reserves, (ii) restrictions on the transfer or assignment of the obligor's real or personal Property, and (iii) limitations on distributions of the obligor's net revenues, or (g) restrictions in contracts for sales or Dispositions of Property permitted hereby; PROVIDED, THAT, such restrictions relate only to the Property being disposed of.

         7.14 FINANCIAL COVENANTS.

                  (a) Permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.50:1.00.

                  (b) Permit the Adjusted Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.45:1.00.

                  (c) Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than 2.25:1.00

                  (d) Permit the Unsecured Debt Service Coverage Ratio as of the end of any fiscal quarter to be less than 3.00:1.00.

                  (e) Permit the ratio of Total Combined Debt to Gross Asset Value to exceed 0.55:1.00 at any time; PROVIDED, HOWEVER, that for purposes of this SECTION 7.14(e), Gross Asset Value shall be reduced by an amount equal to the excess, if any, of (x) the sum of the amounts, as on the date of determination, from clauses (ii), (vi) and (vii) set forth in the definition of "GROSS ASSET VALUE" OVER (y) 15% of the sum of the amounts, as on such date of determination, from clauses (i), (iii), (iv) and (v) set forth in the definition of "GROSS ASSET VALUE".


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

                  (f) Permit the ratio of Total Obligations to Gross Asset Value to exceed 0.68:1.00 at any time up to and including September 30, 2002, nor permit the ratio of Total Obligations to Gross Asset Value to exceed 0.65:1.00 at October 1, 2002 or any time thereafter; PROVIDED, HOWEVER, that for purposes of this SECTION 7.14(f), Gross Asset Value shall be reduced by an amount equal to the excess, if any, of (x) the sum of the amounts, as on the date of determination, from clauses (ii), (vi) and (vii) set forth in the definition of "GROSS ASSET VALUE" OVER (y) 15% of the sum of the amounts, as on such date of determination, from clauses (i), (iii), (iv) and (v) set forth in the definition of "GROSS ASSET VALUE".

                  (g) Permit the Encumbered Property Debt Coverage Ratio as of the end of any fiscal quarter to be less than 1.60:1.00.

                  (h) Permit the Consolidated Net Worth of the REIT and its Subsidiaries on a consolidated basis to be less at any time than the sum of (x) $3,230,456,000 PLUS (y) 85% of the Net Issuance Proceeds of all issuances of Stock or Partnership Units from and after September 30, 2002.

                  Notwithstanding anything to the contrary contained herein, the Borrowers acknowledge and agree that in determining EBITDA and Net Operating Income for the Borrowers and their Subsidiaries, any items of net income (or net loss) on account of the operations of an Institutional Joint Venture shall not be included in the determination of EBITDA and/or Net Operating Income unless the Cash or Cash Equivalents related thereto have been distributed to Borrowers or their Wholly-Owned Subsidiaries which are Guarantors or are otherwise available to be so distributed without restriction, excluding ordinary course restrictions which limit distributions to a quarterly or more frequent basis.

         7.15 CHANGE IN AUDITORS.

                  Change the certified public accountants auditing the books of Borrowers without the consent of Requisite Lenders, other than changes to Ernst & Young LLP, PricewaterhouseCoopers LLP and Deloitte & Touche LLP.

         7.16 SPECIAL COVENANTS RELATING TO THE REIT.

                  In the case of the REIT:

                  (a) Make any disposition of or encumber, pledge or hypothecate, whether directly or indirectly, all or any portion of its interest in AIMCO or any Subsidiary at any time or any rights to distributions or dividends therefrom other than to AIMCO or a Wholly-Owned Subsidiary, other than any pledges of equity interests pursuant to the Collateral Documents in connection with this Agreement, the Term Loan Credit Agreement and the Casden Credit Agreement, in each case subject to the terms of the Intercreditor Agreement;

                  (b) At any time and for any reason, fail to own, either directly or through one or more Wholly-Owned Subsidiaries of the REIT, more than 50% of the aggregate outstanding partnership interests in AIMCO;


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                  (c) Fail for any reason whatsoever, whether voluntarily or involuntarily, either directly or through one or more Wholly-Owned Subsidiaries of the REIT, to be the sole general partner of AIMCO at any time;

                  (d) Use Net Issuance Proceeds for any purpose other than to make capital contributions to GP Corp and LP Corp immediately upon the receipt thereof by the REIT for immediate contribution thereof to AIMCO;

                  (e) Cease to have its Common Stock listed on the NYSE, the American Stock Exchange, or the Nasdaq Stock Exchange; or

                  (f) Cease to have REIT Status or fail to comply with the requirements of the Code relating to qualified REIT subsidiaries in respect of its ownership of any Subsidiary of the REIT to the extent required under the Code and applicable law.

         7.17 TAXATION OF BORROWERS.

                  In the case of AIMCO, become an association taxable as a corporation and not be taxed as a partnership under the Code.

                                   SECTION 8.
                         EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT.

                  Any one or more of the following events shall constitute an Event of Default:

                  (a) Borrowers fail to pay any principal on any Extension of Credit as and on the date when due; or

                  (b) Borrowers fail to pay any interest on any Extension of Credit, or any fees due hereunder or amount payable to Administrative Agent or any Lender under any Loan Document within five days after the date due; or

                  (c) Any default occurs in the observance or performance of any agreement contained in SECTIONS 6.12, 6.14, 6.16(d) or 7; or

                  (d) Intentionally omitted; or

                  (e) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or any Borrower Party fails to perform or observe any other covenant or agreement (not specified above) contained in any Loan Document on its part to be performed or observed and such failure continues for 20 days after the earlier of (i) the date upon which a Responsible Officer knew or received written notice of such failure or (ii) the date upon which written notice thereof is given to Borrowers by Administrative Agent or any Lender; or


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                  (f) Any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered by any Borrower Party or any Responsible Officer pursuant to or in connection with any Loan Document proves to have been incorrect in any material respect when made or deemed made; or

                  (g) Borrowers, the Guarantors, any of their respective Subsidiaries or any Person in which they have a controlling equity interest shall fail, after any applicable cure period:

                                    (A) to make any payment when due, whether by
                           scheduled maturity, required prepayment, acceleration, demand, or otherwise, (and which failure is continuing) in respect of any Indebtedness of Borrowers, any Guarantor or any of their respective Subsidiaries which is Recourse to the assets of any such Person or Persons and that, together with all other such Recourse Indebtedness for which the applicable Person has failed to make any such payment when due during the prior twelve
                           (12) month period, equals or exceeds $5,000,000 in the aggregate (other than any payments with respect to Intra-Company Debt where the obligee has not commenced pursuing its remedies); or

                                    (B) to make any payment when due, whether by
                           scheduled maturity, required prepayment, acceleration, demand, or otherwise, (and which failure is continuing) in respect of any Indebtedness (other than the Indebtedness described in SECTION 8.01(g)(A) above) of Borrowers, any Guarantor, any of their respective Subsidiaries or any other Person in which Borrowers, any Guarantor or any such Subsidiary has a controlling equity interest (each such Person being a "Nonrecourse Debt Obligor") and that equals or exceeds (x) $25,000,000 individually or (y) together with all other such Indebtedness for which Borrowers, any Guarantor or their respective Subsidiaries or any Nonrecourse Debt Obligor has failed to make any payment when due during the prior twelve (12) month period, $50,000,000 in the aggregate (in either case, other than any payments with respect to Intra-Company Debt where the obligee has not commenced pursuing its remedies); PROVIDED, HOWEVER, that in determining the amount of such Indebtedness subject to this SECTION 8.01(g)(B), the amount of such Indebtedness shall include (I) 100% of such Indebtedness (PROVIDED that Borrowers, any Guarantor or any of their respective Subsidiaries shall own a 50% or greater equity interest in the Nonrecourse Debt Obligor), and (II) any Borrower's, any Guarantor's or any of their Subsidiaries' pro rata share of such Indebtedness of a Nonrecourse Debt Obligor. For purposes of this clause (B)(II), "pro rata share" of Indebtedness of a Person means the greater of (1) the amount of such Indebtedness allocated by the Nonrecourse Debt Obligor to the Person on the books or records of the Nonrecourse Debt Obligor or (2) any Borrower's, any Guarantor's or any Subsidiaries' ownership percentage of the Nonrecourse Debt Obligor, multiplied by the outstanding amount of such Indebtedness, as of any date of determination; or


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                                    (C) to perform or observe any other
                           condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Guaranty Obligation described in SECTION 8.01(g)(A) or (B), if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; PROVIDED, HOWEVER, that, with respect to any Indebtedness or Guaranty Obligation encumbering or directly affecting any real Property which is owned by a Person constituting any part of Oxford Assets or Casden Assets, then any such failure, event or condition shall only be the basis for a default under this SECTION 8.01(g)(C) if, because of such failure, event or condition, the holder of such Indebtedness or Guaranty Obligations causes an acceleration of the Indebtedness prior to its stated maturity or a liquidation of the Guaranty Obligation; or

                                    (D) to perform or observe any condition or
                           covenant of the Intra-Company Loan Subordination Agreement; or

                                    (E) to perform or observe any condition or
                           covenant under any Indebtedness which is Recourse to the assets of any Management Entity within any applicable cure or grace periods; or

                  (It is being understood that, for purposes of clauses (A), (B) and (C) above, no failure by the Borrowers or any of their Subsidiaries to pay or perform any obligation with respect to an item of Intra-Company Debt shall be deemed a breach or default hereunder if such failure to pay or perform is in compliance with the Intra-Company Loan Subordination Agreement.)

                  (h) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect (other than in accordance with its terms) or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Borrower Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document to which it is a party; or

                  (i) A final judgment against any Borrower Party is entered for the payment of money (for a liability not covered by insurance) in excess of the Threshold Amount, or any non-monetary final judgment is entered against any Borrower Party which has a Material Adverse Effect and, in each case if such judgment remains unsatisfied without procurement of a stay of execution within 30 calendar days after the date of entry of judgment or, if earlier, five days prior to the date of any proposed sale, or any writ or warrant of attachment or execution or


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similar process is issued or levied against all or any material part of the
Property of any such Person and is not released, vacated or fully bonded within 30 calendar days after its issue or levy; or

                  (j) Any Borrower Party or any of its Material Entities institutes or consents to the institution of any proceeding under Debtor Relief Laws with respect to itself or its assets, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under Debtor Relief Laws relating to any such Person or to all or any part of its property is instituted without the consent of that Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

                  (k) (i) A member of the Controlled Group shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan;
(ii) a Borrower or an ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (iii) in the case of an ERISA Event involving the withdrawal from a Plan of Borrowers or any ERISA Affiliate which is a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Plan's Unfunded Pension Liabilities is more than $5,000,000; (iv) in the case of an ERISA Event involving the complete or partial withdrawal of Borrowers or an ERISA Affiliate from a Multiemployer Plan, the withdrawing employer has incurred a withdrawal liability in an aggregate amount exceeding $5,000,000; (v) in the case of an ERISA Event not described in clause (iii) or (iv), the Unfunded Pension Liabilities of the relevant Plan or Plans exceed $5,000,000; (vi) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification, and the loss can reasonably be expected to impose on members of the Controlled Group liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of $5,000,000 or more; (vii) the commencement or increase of contributions to, or the adoption of or the amendment of a Plan by, a member of the Controlled Group shall result in a net increase in unfunded liabilities to the Controlled Group in excess of $5,000,000; (viii) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction and the initial tax or additional tax under section 4975 of the Code relating thereto might reasonably be expected to exceed $5,000,000;
(ix) a violation of section 404 or 405 of ERISA or the exclusive benefit rule under section 401(a) of the Code if such violation might reasonably be expected to expose a member or members of the Controlled Group to monetary liability in excess of $5,000,000; (x) any member of the Controlled Group is assessed a tax under section 4980B of the Code in excess of $5,000,000; or (xi) the occurrence of any combination of events listed in clauses (iii) through (x) that involves a potential liability, net increase in aggregate Unfunded Pension Liabilities, unfunded liabilities, or any combination thereof, in excess of $5,000,000; or

                  (l) [Intentionally Omitted]


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                  (m) [Intentionally Omitted]

                  (n) (i) Any provision of any Guaranty shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against Borrowers or other Persons party thereto (except to the extent that the same results solely from an act or omission of Administrative Agent or the Lenders), or Borrowers or such Person shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or (ii) any party to any Guaranty (other than the Administrative Agent or Lenders) shall fail to perform or observe any term, covenant or agreement in Sections 1, 9, or 12, of such Guaranty or incorporated into such Guaranty from SECTIONS 6.12 and
6.14 and ARTICLE 7 of this Agreement, or (B) any other term, covenant or agreement in any Guaranty, and such failure shall continue unremedied for a period of 20 days after the earlier of (I) the date upon which a Responsible Officer of Borrowers knew or received written notice of such failure or (II) the date upon which written notice thereof is given to Borrowers (or any Subsidiary party thereto) by Administrative Agent; or (iii) any Guaranty shall for any reason be partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise cease to be in full force and effect; or
(iv) any Guarantor shall contest in any manner the validity or enforceability thereof or deny that such Guarantor has any further liability or obligation thereunder; or

                  (o) (i) Any "Person", or a "group" of related "Persons" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act whether or not applicable), shall acquire (a) beneficial ownership of in excess of 50% of the outstanding voting Stock of the REIT or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of the REIT (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (b) all or substantially all of the Properties of Borrowers, or (ii) a majority of the Board of Directors of the REIT, at any time, shall be composed of Persons other than (a) Persons who were members of the Board of Directors on the date of this Agreement, or (b) Persons who subsequently become members of the Board of Directors and who either (x) are appointed or recommended for election with the affirmative vote of a majority of the directors in office as of the date of this Agreement or (y) are appointed or recommended for election with the affirmative vote of a majority of the Board of Directors of the REIT then in office; or

                  (p) Borrowers, any Guarantor, or any of their respective Subsidiaries shall lose, through suspension, termination, impoundment, revocation, failure to renew or otherwise, any license or permit material to Borrowers, Guarantors and their respective Subsidiaries, taken as a whole; or

                  (q) Borrowers, any Guarantor, or any of their respective Subsidiaries or any of their respective Properties shall become subject to one or more Liens for costs or damages in excess of $5,000,000, individually or in the aggregate, and in each case under any Environmental Law and such Liens shall remain in place for thirty (30) days after the creation thereof; or

                  (r) If at any time after the incurrence of any Intra-Company Debt, a Borrower or any of its Subsidiaries is not the holder of such Intra-Company Debt; or if any modification or amendment with respect to the payment terms of any Intra-Company Debt is entered into without


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the prior written consent of the Requisite Lenders; or if, at any time after the
Revolving Commitment Termination Date, the holder of any Intra Company Debt demands any payment whatsoever thereon in violation of the Intra-Company Loan Subordination Agreement; or

                  (s) Any event not otherwise described in this SECTION 8.01 occurs which has a Material Adverse Effect; or

                  (t) If at any time Terry S. Considine and Peter K. Kompaniez and their respective immediate family members and/or affiliated trusts fail to directly or indirectly own in the aggregate the lesser of (i) at least 2% of the aggregate ordinary voting power represented by the issued and outstanding equity of the REIT as diluted from time to time or (ii) 600,000 shares of common voting Stock thereof or Partnership Units; or

                  (u) The occurrence of an "Event of Default" under any of the Casden Loan Documents.

         8.02 REMEDIES UPON EVENT OF DEFAULT.

                  Without limiting any other rights or remedies of Administrative Agent or Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

                  (a) upon the occurrence, and during the continuance, of any Event of Default OTHER THAN an Event of Default described in SECTION 8.01(j):

                           (i) Supermajority Lenders may request Administrative
                  Agent to, and Administrative Agent thereupon shall, terminate the Commitments and/or declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers; and

                           (ii) Issuing Lender may, with the approval of
                  Administrative Agent on behalf of Supermajority Lenders, demand immediate payment by Borrowers of an amount equal to the aggregate amount of all outstanding Letters of Credit Usage to be held in a Letter of Credit Cash Collateral Account.

                           (iii) While all or any portion of the Casden Loan is
                  outstanding and there are Lenders which constitute Group B Lenders, if within 30 days after the occurrence of an Event of Default described in Subsections 8.01(a), (b), (f), (h), (j) and (u), Supermajority Lenders have not requested that Administrative Agent terminate the Commitments and/or declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, then unless Group A Lenders holding in the aggregate more than 51% of the combined Commitments of Group A Lenders then in effect and Group B Lenders holding in the aggregate


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                  more than 51% of the combined Commitments of Group B Lenders then in effect direct otherwise, Administrative Agent shall take such action as if directed by the Supermajority Lenders pursuant to SUBSECTION 8.02(a)(i); and

                           (iv) While all or any portion of the Casden Loan is
                  outstanding and there are Lenders which constitute Group B Lenders, if within 90 days after the occurrence of an Event of Default described in SUBSECTIONS 8.01(c), (e), (g), (i), (k),
                  (n), (o), (p), (q), (r), (s) OR (t), Supermajority Lenders have not requested that Administrative Agent terminate the Commitments and/or declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, then unless Group A Lenders holding in the aggregate more than 51% of the combined Commitments of Group A Lenders then in effect and Group B Lenders holding in the aggregate more than 51% of the combined Commitments of Group B Lenders then in effect direct otherwise, Administrative Agent shall take such action as if directed by the Supermajority Lenders pursuant to SUBSECTION 8.02(a)(i).

                  (b) Upon the occurrence of any Event of Default described in
SECTION 8.01(j):

                           (i) the Commitments and all other obligations of
                  Administrative Agent or Lenders to Borrowers (other than the confidentiality provisions of SECTION 10.17, and the Lenders' agreement to change the jurisdiction of its Lending Office, as provided in SECTION 3.01(G), and to designate a different Lending Office, as provided in SECTION 3.02) shall automatically terminate without notice to or demand upon Borrowers, which are expressly waived by Borrowers;

                           (ii) the unpaid principal of all Loans, all interest
                  accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers; and

                           (iii) an amount equal to the aggregate amount of all
                  outstanding Letters of Credit Usage shall be immediately due and payable to Issuing Lender without notice to or demand upon Borrowers, which are expressly waived by Borrowers, to be held in a Letter of Credit Cash Collateral Account.

                  (c) Upon the occurrence of any Event of Default, Lenders and Administrative Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrowers, which are expressly waived by Borrowers (except as to notices expressly provided for in any Loan Document), may proceed to (but only with the consent of Supermajority Lenders) protect, exercise and enforce their rights and remedies under the Loan Documents against any Borrower Party and such other rights and remedies as are provided by Law or equity.


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                  (d) Except as permitted by SECTION 10.05, no Lender may
exercise any rights or remedies with respect to the Obligations without the consent of Supermajority Lenders in their sole discretion. The order and manner in which Administrative Agent's and Lenders' rights and remedies are to be exercised shall be determined by Supermajority Lenders in their sole discretion. Regardless of how a Lender may treat payments for the purpose of its own accounting, for the purpose of computing the Obligations hereunder, payments shall be applied FIRST, to costs and expenses (including Attorney Costs) incurred by Administrative Agent and each Lender, SECOND, to the payment of accrued and unpaid interest on the Loans to and including the date of such application, THIRD, to the payment of the unpaid principal of the Loans, and FOURTH, to the payment of all other amounts (including fees) then owing to Administrative Agent and Lenders under the Loan Documents, in each case paid pro rata to Administrative Agent and each Lender in the same proportions that the aggregate Obligations owed to Administrative Agent and each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to Administrative Agent and all Lenders, without priority or preference among Administrative Agent and Lenders. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

                                   SECTION 9.
                              ADMINISTRATIVE AGENT

         9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

                  (a) Each Lender hereby irrevocably (subject to SECTION 9.09) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) Issuing Lender shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as Administrative Agent may agree at the request of the Requisite Lenders to act for such Issuing Lender with respect thereto; PROVIDED, HOWEVER, that Issuing Lender shall have all of the benefits and immunities (i) provided to Administrative Agent in this SECTION 9 with respect to


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any acts taken or omissions suffered by Issuing Lender in connection with
Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this SECTION 9 included Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to Issuing Lender.

         9.02 DELEGATION OF DUTIES.

                  Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         9.03 LIABILITY OF ADMINISTRATIVE AGENT.

                  None of Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of Lenders for any recital, statement, representation or warranty made by Borrowers or any Subsidiary or Affiliate of Borrowers, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrowers or any other party to any Loan Document to perform their obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of any Borrower or any of Borrowers' Subsidiaries or Affiliates.

         9.04 RELIANCE BY ADMINISTRATIVE AGENT.

                  (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers), independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.04 and all actions required by such Section in connection with such transfer shall have been taken. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by


                                      102
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Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Lenders or Supermajority Lenders or all Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders.

                  (b) For purposes of determining compliance with the conditions specified in SECTION 4.01, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         9.05 NOTICE OF DEFAULT.

                  Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Requisite Lenders in accordance with SECTION 8; PROVIDED, HOWEVER, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of Lenders.

         9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE
              AGENT.

                  Each Lender acknowledges that none of Administrative Agent-Related Persons or Co-Lead Arrangers has made any representation or warranty to it, and that no act by Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrowers and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person or any Co-Lead Arranger to any Lender as to any matter, including without limitation, whether Administrative Agent-Related Persons or Co-Lead Arrangers, as the case may be, have disclosed material information in their possession. Each Lender, including any Lender by assignment, represents to Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person or any Co-Lead Arranger and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and their Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers hereunder. Each Lender also represents that it will, independently


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and without reliance upon any Administrative Agent-Related Person or any Co-Lead
Arranger and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Administrative Agent herein, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any of their Subsidiaries which may come into the possession of any of Administrative Agent-Related Persons or Co-Lead Arranger.

         9.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT.

                  Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), pro rata, and hold harmless each Administrative Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; PROVIDED, HOWEVER, that no action taken in accordance with the directions of the Requisite Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Administrative Agent after the Initial Closing Date in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Administrative Agent.

         9.08 ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY.

                  Administrative Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates as though it were not Administrative Agent or Issuing Lender hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Administrative Agent shall have the same rights and powers under this Agreement as any


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other Lender and may exercise the same as though it were not Administrative
Agent or Issuing Lender, and the terms "Lender" and "Lenders" shall include Administrative Agent in its individual capacity.

         9.09 SUCCESSOR ADMINISTRATIVE AGENT.

                  Administrative Agent may, and at the request of the Supermajority Lenders shall, resign as Administrative Agent upon thirty (30) days' notice to Lenders. If Administrative Agent resigns under this Agreement, the Requisite Lenders shall appoint from among Lenders a successor administrative agent for Lenders, and, so long as no Default or Event of Default has occurred and is continuing, such successor administrative agent shall require the approval of Borrowers (which approval shall not be unreasonably withheld, conditioned or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrowers, a successor administrative agent from among Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "ADMINISTRATIVE AGENT" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this SECTION 9 and SECTIONS 10.03 and
10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, Bank of America may not be removed as Administrative Agent at the request of Supermajority Lenders unless Bank of America shall also simultaneously be replaced as "Issuing Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America.

         9.10 CO-LEAD AGENTS.

                  None of Lenders identified on the facing page or signature pages of this Agreement as a "lead agent" or "co-lead agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of Lenders so identified as a "lead agent" or "co-lead agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


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

                                   SECTION 10.
                                  MISCELLANEOUS

         10.01 AMENDMENTS; CONSENTS.

                  No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by any Borrower Party therefrom shall be effective unless in writing signed by Administrative Agent and Requisite Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that, except as otherwise expressly provided herein, (i) without the approval in writing of Administrative Agent and Supermajority Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective to amend the provisions of SECTION 7.14 while all or any portion of the Casden Loan is outstanding, Sections 7.14(A), (C), (E) or (F) after repayment of the Casden Loan in full, or SECTION 8 or to amend any provision of this Agreement that expressly requires the consent or approval of Supermajority Lenders, and (ii) without the approval in writing of Administrative Agent and all Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective to the extent it involves a material change to any material provision of the Intercreditor Agreement or causes any of the following to occur:

                  (a) To reduce the amount of any scheduled payment of principal, principal prepayments or the rate of interest payable on, any Loan, or the amount of any fee or other amount payable to any Lender under the Loan Documents (unless such modification is consented to by each Lender entitled to receive such fee ) or to waive an Event of Default consisting of the failure of Borrowers to pay when due principal, interest or any commitment fee; or

                  (b) To postpone any date fixed for any scheduled payment of principal of, prepayment of principal of, or any installment of interest on, any Loan or any installment of any commitment fee, to extend the term of, or increase the amount of, any Lender's Commitment (it being understood that a waiver of an Event of Default shall not constitute an extension or increase in the Commitment of any Lender) or modify the Pro Rata Share of any Lender; or

                  (c) To amend the provisions of the definition of "REQUISITE LENDERS", "SUPERMAJORITY LENDERS", SECTION 9 or this SECTION 10.01; or

                  (d) To amend any provision of this Agreement that expressly requires the consent or approval of all Lenders; or

                  (e) To (i) release Liens granted in favor of Administrative Agent with respect to any material portion of the Pledged Collateral, other than in connection with dispositions of such Pledged Collateral permitted under this Agreement or the Collateral Documents and provided that the proceeds of any such disposition are applied as required to be applied under this Agreement, including pursuant to SECTION 2.06(b) or (ii) release any Guarantor which is a Material Entity from its obligations under the applicable Guaranty, provided that such Guarantor may be released by Administrative Agent in the event (1) such Guarantor is dissolved, merged, consolidated, liquidated, or wound-up as specifically provided in SECTIONS
6.04 or 7.03 and after giving effect to such dissolution, merger, consolidation, liquidation or winding-up, Borrowers remain in compliance with the other terms and provisions of this Agreement, or (2) there is a sale of the Stock of such Guarantor which complies with the terms of this Agreement, and after giving effect to such sale, Borrowers remain in compliance with the terms and provisions of this Agreement;

PROVIDED, HOWEVER, that (i) no amendment, waiver or consent shall, unless in writing and signed by Issuing Lender in addition to the Requisite Lenders or all Lenders, as the case may be, affect the rights or duties of Issuing Lender under any Loan Document relating to Letters of Credit and (ii) any fee letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto. Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section shall apply equally to, and shall be binding upon, all Lenders and Administrative Agent.

                  Notwithstanding any other provision contained herein to the contrary, any amendments or replacements of the Intercreditor Agreement in accordance with the First Amendment to Fifth Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, among Borrowers, Lenders and the Administrative Agent shall only require the consent of the Administrative Agent and Requisite Lenders.

         10.02 TRANSMISSION AND EFFECTIVENESS OF NOTICES AND SIGNATURES.

                  (a) MODES OF DELIVERY. Except as otherwise provided in any Loan Document, notices, requests, demands, directions, agreements and documents delivered in connection with the Loan Documents (collectively, "COMMUNICATIONS") shall be transmitted by Requisite Notice to the number and address set forth on
SCHEDULE 10.02, may be delivered by the following modes of delivery, and shall be effective as follows:

=======================================================================================
  MODE OF DELIVERY               EFFECTIVE ON EARLIER OF ACTUAL RECEIPT AND:
---------------------------------------------------------------------------------------
Courier                          Scheduled delivery date
---------------------------------------------------------------------------------------
Facsimile                        When transmission in legible form complete
---------------------------------------------------------------------------------------
Mail                             Fourth Business Day after deposit in U.S. mail first
                                 class postage pre-paid
---------------------------------------------------------------------------------------
Personal delivery                When received
---------------------------------------------------------------------------------------
Telephone                        When conversation completed
=======================================================================================

; PROVIDED, HOWEVER, that communications delivered to Administrative Agent pursuant to SECTION 2 shall not be effective until actually received by Administrative Agent.


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

                  (b) RELIANCE BY ADMINISTRATIVE AGENT AND LENDERS. Administrative Agent and Lenders shall be entitled to rely and act on any communications purportedly given by or on behalf of any Borrower Party even if such communications (i) were not made in a manner specified herein, (ii) were incomplete, (iii) were not preceded or followed by any other notice specified herein, or (iv) the terms thereof, as understood by the recipient, varied from any subsequent related communications provided for herein. Borrowers shall indemnify Administrative Agent and Lenders from any loss, cost, expense or liability as a result of relying on any communications permitted herein.

                  (c) EFFECTIVENESS OF ELECTRONIC AND FACSIMILE SIGNATURES. Signatures on communications may be transmitted by facsimile, electronic mail or other digital transmission only with the consent of Administrative Agent in its sole discretion, in each instance. The effectiveness of any such signatures accepted by Administrative Agent shall, subject to applicable Law, have the same force and effect as manual signatures and shall be binding on all Borrower Parties and Administrative Agent and Lenders. Administrative Agent may also require that any such signature be confirmed by a manually-signed hardcopy thereof.

         10.03 ATTORNEY COSTS, EXPENSES AND TAXES.

                  Borrowers agree (a) to pay or reimburse Administrative Agent and Collateral Agent for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of the Loan Documents, and the development, preparation, negotiation and execution of any amendment, waiver, consent, supplement or modification to, any Loan Documents, and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, all Attorney Costs and the charges of Intralinks or any other electronic document distribution service; PROVIDED, HOWEVER, that Administrative Agent and Fleet Securities, Inc. not seek more than $10,000 from Borrowers for reimbursement of travel and travel-related expenses through and including the Initial Closing Date; and (b) to pay or reimburse Administrative Agent, Collateral Agent and each Lender for all costs and expenses incurred in connection with any refinancing, restructuring, reorganization (including a bankruptcy reorganization) and enforcement or attempted enforcement, or preservation of any rights under any Loan Documents, and any other documents prepared in connection herewith or therewith, or in connection with any refinancing, or restructuring of any such documents in the nature of a "workout" or of any insolvency or bankruptcy proceeding, including, without limitation, Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Administrative Agent and the cost of independent public accountants and other outside experts retained by Administrative Agent, Collateral Agent or any Lender. Such costs and expenses shall also include administrative costs of Administrative Agent and Collateral Agent reasonably attributable to the administration of the Loan Documents, among other things, in connection with the matters described in clause (b) above. Any amount payable by Borrowers under this Section shall bear interest from the second Business Day following the date of demand for payment at the Default Rate, unless waived by Administrative Agent. The agreements in this Section shall survive repayment of all Obligations.

         10.04 BINDING EFFECT; ASSIGNMENT.

                  (a) GENERALLY. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED that none of the Borrower Parties may assign and transfer any of their interests without the prior written consent of all the Lenders and Administrative Agent; and PROVIDED FURTHER that the rights of each Lender to transfer, assign or grant participants in its rights and/or obligations hereunder shall be limited as set forth below in this Section 10.04.

                  (b) ASSIGNMENTS. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); PROVIDED HOWEVER, that:

                           (i) each such assignment shall be to an Eligible
                  Assignee;

                           (ii) except (A) in the case of an assignment to
                  another Lender, (B) in the case of an assignment of all of a Lender's rights and obligations under this Agreement, or (C) with the consent of the Administrative Agent and the Borrowers, any such partial assignment shall be in an amount at least equal to the applicable Minimum Amount (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of the applicable Minimum Amount in excess thereof;

                           (iii) each such assignment by a Lender shall be of a
                  constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Notes;

                           (iv) the parties to such assignment shall execute and
                  deliver to the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, to the Borrowers for their acceptance an Assignment and Acceptance in substantially the form of EXHIBIT D, together with a processing fee from the assignor of $3,500; and

                           (v) such assignment, if not to a Lender or an
                  Affiliate of an assigning Lender, shall require the approval of Borrowers at all times other than during the existence of a Default or Event of Default and Administrative Agent and Issuing Lender (which approval of Borrowers or Administrative Agent or Issuing Lender, as the case may be, shall not be unreasonably withheld, conditioned or delayed) and if Borrowers do not respond during such ten (10) Business Days after receipt of an Assignment and Acceptance, such assignment shall be deemed approved.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 10.04(b), the assignor, the Administrative Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Administrative Agent certification as to exemption from deduction or withholding of taxes in accordance with Section 3.01.

By executing and delivering an Assignment and Acceptance in accordance with this
Section 10.04(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Borrower Party or the performance or observance by any Borrower Party of any of its obligations under this Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (C) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (D) such assignee confirms that it has received a copy of this Agreement, the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (E) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (F) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Agreement or any other Loan Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (G) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                  (c) REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance;

thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled." The Register shall be available for inspection by the Borrowers at any reasonable time and from time to time upon reasonable prior notice.

                  (d) ACCEPTANCE. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of EXHIBIT D, (i) accept such Assignment Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (e) PARTICIPATIONS. Each Lender may, without notice to or consent of Borrowers or the Administrative Agent, sell participations to one or more Persons (each a "Participant") in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Participant shall be entitled to the benefit of the right of set-off contained in Section 10.05, (iv) the Borrowers and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (v) such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to their Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, extending its Commitment, reducing the amount or changing the date of payment of the facility fee described in
Section 2.09(a) payable to such participant, releasing all or substantially all of the Pledged Collateral or releasing the Borrowers or all or substantially all of the Guarantors from its or their respective obligations under the Loan Documents).

                  (f) NONRESTRICTED ASSIGNMENTS. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to the Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         10.05 SET-OFF.

                  In addition to any rights and remedies of Administrative Agent and Lenders or any assignee or participant of Lenders or any Affiliates thereof (each, a "PROCEEDING PARTY") provided by law, upon the occurrence and during the continuance of any Event of Default, each Proceeding Party is authorized at any time and from time to time, without prior notice to Borrowers, any such notice being waived by Borrowers to the fullest extent permitted by law, to proceed directly, by right of set-off, banker's lien, or otherwise, against any assets of the Borrower Parties which may be in the hands of such Proceeding Party (including all general or special, time or demand, provisional or other deposits and other indebtedness owing by such Proceeding Party to or for the credit or the account of Borrowers) and apply such assets against the Obligations, irrespective of whether such Proceeding Party shall have made any demand therefor and although such Obligations may be unmatured. Each Lender agrees promptly to notify Borrowers and Administrative Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.06 SHARING OF PAYMENT.

                  Subject to the terms of the Intercreditor Agreement, each Lender severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrowers, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to applicable Laws: (a) Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Lenders a participation in the Obligations held by the other Lenders and shall pay to the other Lenders a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; PROVIDED that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrowers or any Person claiming through or succeeding to the rights of Borrowers, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if Lender were the original owner of the Obligation purchased.

         10.07 NO WAIVER; CUMULATIVE REMEDIES.

                  (a) No failure by any Lender or Administrative Agent to exercise, and no delay by any Lender or Administrative Agent in exercising, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  (b) The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Any decision by Administrative Agent or any Lender not to require payment of any interest (including Default Interest), fee, cost or other amount payable under any Loan Document or to calculate any amount payable by a particular method on any occasion shall in no way limit or be deemed a waiver of Administrative Agent's or such Lender's right to require full payment thereof, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

                  (c) The terms and conditions of SECTION 9 are inserted for the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Extension of Credit without prejudicing Administrative Agent's or Lenders' rights to assert them in whole or in part in respect of any other Loan.

         10.08 USURY.

                  Notwithstanding anything to the contrary contained in any Loan Document, the interest and fees paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "MAXIMUM RATE"). If Administrative Agent or any Lender shall receive interest or a fee in an amount that exceeds the Maximum Rate, the excessive interest or fee shall be applied to the principal of the Outstanding Obligations or, if it exceeds the unpaid principal, refunded to Borrowers. In determining whether the interest or a fee contracted for, charged, or received by Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.09 COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Borrowers and the Administrative Agent.

         10.10 INTEGRATION; CONFLICTS WITH OTHER LOAN DOCUMENTS.

                  This Agreement, together with the other Loan Documents and any letter agreements referred to herein, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. There are no unwritten oral agreements between the parties hereto. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; PROVIDED that the inclusion of supplemental rights or remedies in favor of Administrative Agent or Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.11 NATURE OF LENDERS' OBLIGATIONS.

                  The obligations of Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by Administrative Agent or Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make Lenders a partnership, an association, a joint venture or other entity, either among themselves or with Borrowers or any Affiliate of Borrowers. Each Lender's obligation to make the initial Loan is conditioned upon the performance by all other Lenders of their obligations to make initial Loans. A default by any Lender will not increase the Pro Rata Share attributable to any other Lender.

         10.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  All representations and warranties made hereunder and in any Loan Document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery thereof but shall terminate on the later of (a) when the Commitments are terminated and (b) when no Obligations remain outstanding under any Loan Document. Such representations and warranties have been or will be relied upon by Administrative Agent and each Lender, notwithstanding any investigation made by Administrative Agent or any Lender or on their behalf. PROVIDED, HOWEVER, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in SECTION 3 and SUBSECTIONS 10.03, 10.05, 10.13, and 10.14 and the agreements of Lenders set forth in SUBSECTIONS 9.03, 9.07, 10.06, and 11.01(f) shall survive the payment of the other Obligations and the termination of this Agreement.

         10.13 INDEMNITY BY BORROWERS.

                  Borrowers agree to indemnify, save and hold harmless Administrative Agent-Related Persons and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees, or any holding company thereof (collectively the "INDEMNITEES") from and against: (a) any and all claims, demands, actions or causes of action, including, without limitation, any environmental claims, actions, demands or causes of action (except a claim, demand, action, or cause of action for Taxes of Lenders) if the claim, demand, action or cause of action arises out of or relates to the execution, delivery, enforcement, performance or administration of this Agreement, the other Loan Documents and any other such documents, including, without limitation, any act or omission (or alleged act or omission) of any Borrower Party, its Affiliates or any of their officers, directors or stockholders relating to the Commitments, the use or contemplated use of proceeds of any Loan, or the relationship of any Borrower Party and Lenders under this Agreement, including, without limitation, the granting of any pledge or security interest in the Pledged Collateral; (b) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) above; and (c) any and all liabilities, losses, damages, penalties, judgments, disbursements, costs or expenses of any kind whatsoever (including settlement costs or Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action thereto, including those liabilities caused by an Indemnitee's own negligence (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of Information or other materials sent through electronic telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Loans. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrowers agree not to assert and to cause their Subsidiaries not to assert, and hereby waives and agrees to cause their Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee.

         10.14 NONLIABILITY OF LENDERS.

                  Each Borrower acknowledges and agrees that:

                  (a) It has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) Any inspections of any Property of Borrowers made by or through Administrative Agent or Lenders are for purposes of administration of the Loan Documents only, and Borrowers are not entitled to rely upon the same (whether or not such inspections are at the expense of Borrowers);

                  (c) By accepting or approving anything required to be observed, performed, fulfilled or given to Administrative Agent or Lenders pursuant to the Loan Documents, neither Administrative Agent nor Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Administrative Agent or Lenders;

                  (d) The relationship between Borrowers and Administrative Agent and Lenders is, and shall at all times remain, solely that of borrowers and lenders; neither Administrative Agent nor Lenders shall under any circumstance be construed to be partners or joint venturers of Borrowers or their Affiliates; neither Administrative Agent nor Lenders shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrowers or their Affiliates, or to owe any fiduciary duty to Borrowers or their Affiliates; neither Administrative Agent nor Lenders undertake or assume any responsibility or duty to Borrowers or their Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrowers or their Affiliates of any matter in connection with their Property or the


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operations of Borrowers or their Affiliates; Borrowers and their Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Administrative Agent or Lenders in connection with such matters is solely for the protection of Administrative Agent and Lenders and none of Borrowers nor any other Person is entitled to rely thereon; and

                  (e) Administrative Agent and Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrowers and/or their Affiliates and Borrowers hereby indemnify and holds Administrative Agent and Lenders harmless from any such loss, damage, liability or claim.

         10.15 NO THIRD PARTIES BENEFITED.

                  This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrowers, Administrative Agent and Lenders in connection with the Loans, and is made for the sole benefit of Borrowers, Administrative Agent and Lenders, and Administrative Agent's and Lenders' successors and assigns. Except as provided in SECTIONS 10.04 and 10.13, no other Person shall have any rights of any nature hereunder or by reason hereof.

         10.16 SEVERABILITY.

                  Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.17 CONFIDENTIALITY.

                  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement;
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrowers; (g) with the consent of the Borrowers; (h) to


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the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrowers; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section, "Information" means all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  Notwithstanding anything herein to the contrary, the information subject to this SECTION 10.17 shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind as required by the Internal Revenue Service, the Code or applicable treasury regulations, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; PROVIDED that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall apply only to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.

         10.18 HEADINGS.

                  Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

         10.19 TIME OF THE ESSENCE.

                  Time is of the essence of the Loan Documents.


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         10.20 [INTENTIONALLY OMITTED]

         10.21 GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE GOVERNING STATE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         10.22 WAIVER OF RIGHT TO TRIAL BY JURY.

                  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         10.23NON-EXCLUSIVE JURISDICTION.

                  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF THE GOVERNING STATE OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF THE GOVERNING STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER PARTY, ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER PARTY, ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED HERETO. EACH BORROWER PARTY, ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE GOVERNING STATE. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO


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CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION
ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

         10.24 NOTICE OF CLAIMS; CLAIMS BAR.

                  BORROWERS HEREBY AGREE THAT THEY SHALL GIVE PROMPT WRITTEN NOTICE TO ADMINISTRATIVE AGENT OF ANY CLAIM OR CAUSE OF ACTION THEY BELIEVE THEY HAVE, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST THE AGENT OR ANY LENDER, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR TO THE LOANS, OR ANY ACT OR OMISSION TO ACT BY ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT HERETO OR THERETO, AND THAT IF BORROWERS SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO ADMINISTRATIVE AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, BORROWERS SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING, SUCH CLAIM OR CAUSE OF ACTION IN ANY ARBITRATION OR ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

         10.25 BORROWERS' OBLIGATIONS.

                  Each of the REIT, AIMCO, AIMCO/Bethesda, and NHP Management represents, warrants, covenants and agrees as follows:

                  (a) DEFENSES. The obligations pursuant to the Loan Documents shall not be affected by any of the following: (i) the bankruptcy, disability, dissolution, incompetence, insolvency, liquidation, or reorganization of any Borrower; (ii) the discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all liens and encumbrances or any or all obligations pursuant to the Loan Documents in any bankruptcy, insolvency, reorganization, or other legal proceeding or by law, ordinance, regulation, or rule (federal, state, or local).

                  (b) RIGHTS OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT. Administrative Agent or Collateral Agent, as applicable, in each case, on behalf of the Lenders, may do the following acts or omissions from time to time without notice to or consent of any Borrower and without receiving payment or other value, nor shall the following acts or omissions affect, delay or impair any of the obligations pursuant to the Loan Documents or any or all liens and encumbrances: (i) Collateral Agent may obtain collateral or additional collateral; (ii) Collateral Agent may substitute for any or all collateral regardless of whether the same type or greater or lesser value; (iii) Collateral Agent may release any or all collateral; (iv) Collateral Agent may compromise, delay enforcement, fail to enforce, release, settle or waive any rights or remedies of Administrative Agent as to any or all collateral; (v) Collateral Agent may sell or otherwise dispose of any collateral in such manner or order as Collateral Agent determines in accordance with the Collateral Documents and the Intercreditor Agreement; (vi) Collateral Agent may fail to perfect, fail to protect the priority of, and fail to ensure any or all liens or encumbrances;
(vii)


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Collateral Agent may fail to inspect, insure, maintain, preserve or protect any or all collateral; (viii) Administrative Agent may obtain additional obligors for any or all obligations pursuant to the Loan Documents; (ix) Administrative Agent may increase or decrease any or all obligations or otherwise change terms of any or all obligations in accordance with the Loan Documents; (x) Administrative Agent may release any Borrower; (xi) Administrative Agent or Collateral Agent may compromise, delay enforcement, fail to enforce, release, settle or waive any obligations of any Borrower with the agreement of that Borrower; (xii) Administrative Agent may make advances, or grant other financial accommodations to any Borrower; (xiii) Administrative Agent or Collateral Agent may fail to file or pursue a claim in any bankruptcy, insolvency, reorganization or other proceeding as to any or all liens and encumbrances or any or all obligations; (xiv) Administrative Agent or Collateral Agent may amend, modify, extend, renew, restate, supplement or terminate in whole or in part the obligation of any Borrower with the agreement of that Borrower; (xv) Administrative Agent or Collateral Agent may take or fail to take any other action with respect to any Loan Document or any Borrower; and (xvi) Administrative Agent or Collateral Agent may do any other acts or make any other omissions that result in the extinguishment of the obligation of any Borrower.

                  (c) SURETYSHIP WAIVERS. Each Borrower waives any and all rights and benefits under California Civil Code SECTIONS 2787-2855, inclusive and any other statutes or rules now or hereafter in effect and any other statutes or rules now or hereafter in effect that purport to confer specific rights upon or make specific defenses or procedures available to each Borrower.

                  (d) INFORMATION. Each Borrower represents and warrants to the Administrative Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to the Administrative Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. Notwithstanding anything herein which may be construed to the contrary, Administrative Agent shall have no obligation to provide to any Borrower any information concerning the performance of any other Borrower, the obligations pursuant to the Loan Documents, or the ability of any other Borrower to perform the obligations pursuant to the Loan Documents or any other matter, regardless of what information Administrative Agent may from time to time have.

                  (e) WAIVERS. Each Borrower waives, until payment in full of the Obligations, any and all present and future claims, remedies and rights against any other Borrower, any collateral and any other property, interest in property or rights to property of any other Borrower (A) arising from any performance hereunder, (B) arising from any application of any collateral, or any other property, interest in property or rights to property of any Borrower, or (C) otherwise arising in respect of the Loan Documents, regardless of whether such claims, remedies and rights arise under any present or future agreement, document or instrument or are provided by any law, ordinance, regulation or rule (federal, state or local) (including, without limitation, any and all


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rights of contribution, exoneration, indemnity, reimbursement, and subrogation and any and all rights to participate in the rights and remedies of Lenders against any Borrower).

                  (f) JOINT AND SEVERAL LIABILITY OF BORROWERS.

                           (i) Each of Borrowers is accepting joint and several
                  liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

                           (ii) Each of Borrowers, jointly and severally, hereby
                  irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this SECTION 10.25), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.

                           (iii) If and to the extent that any Borrower shall
                  fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrower will make such payment with respect to, or perform, such Obligation.

                           (iv) The Obligations of each Borrower under the
                  provisions of this SECTION 10.25 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

                           (v) Except as otherwise expressly provided in this
                  Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loans issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or Lenders at any time or times in respect of any default


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                  by any Borrower in the performance or satisfaction of any
                  term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Administrative Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Administrative Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this SECTION 10.25 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this SECTION 10.25, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Borrower under this SECTION 10.25 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this SECTION 10.25 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or the Administrative Agent or Lender. The joint and several liability of each Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Borrowers or Administrative Agent or Lenders.

                           (vi) The provisions of this SECTION 10.25 are made
                  for the benefit of the Administrative Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Administrative Agent, or any Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this SECTION
                  10.25 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this SECTION 10.25 will forthwith be reinstated in effect, as though such payment had not been made.

                           (vii) Each Borrower hereby agrees that it will not
                  enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents,


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                  any payments made by it to the Administrative Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against the other Borrowers with respect to any payments to the Administrative Agent or any Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, including without limitation, as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to the other Borrowers therefor.

         10.26 LENDER COVENANT.

Each Lender hereby covenants and agrees that it shall notify Administrative Agent, in writing, immediately upon becoming a Casden Lender or Term Loan Lender and upon any Affiliate becoming a Casden Lender or a Term Loan Lender.

         10.27 RELEASE OF COLLATERAL AND GUARANTEE OBLIGATIONS.

                  (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of Borrowers in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) cause the Collateral Agent to (i) take such actions as shall be required to release its security interest in any Pledged Collateral being Disposed of in such Disposition, and (ii) to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

                  (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full and all Commitments have terminated or expired, upon request of Borrowers, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) cause the Collateral Agent to take such actions as shall be required to release its security interest in all Pledged Collateral (on behalf of the Revolver Lenders only), and to release all guarantee obligations under any Loan Document (on behalf of the Revolver Lenders only). Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.


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                                   SECTION 11.
                                COLLATERAL AGENT

         11.01 COLLATERAL AGENT.

                  (a) Each Lender hereby irrevocably appoints, designates and authorizes Bank of America as Collateral Agent under the Intercreditor Agreement and the Collateral Documents with such powers as are specifically granted to the Collateral Agent by the terms thereof, together with such other powers as are reasonably incidental thereto, and expressly authorizes the Collateral Agent as its agent to execute, deliver and perform the Collateral Documents and the Intercreditor Agreement and to act as Collateral Agent under the Collateral Documents (subject to and in accordance with the Intercreditor Agreement), and the Intercreditor Agreement and Bank of America, in its individual capacity, accepts such appointment as Collateral Agent thereunder by executing the Borrowers Pledge Agreement, which appointment is coupled with an interest. Each Lender hereby agrees to be bound by the provisions of the Intercreditor Agreement applicable to a "Lender" therein.

                  (b) Notwithstanding any provision to the contrary contained elsewhere in this Agreement or the Collateral Documents, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Section 11, the Collateral Documents and the Intercreditor Agreement, nor shall Collateral Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in the Collateral Documents with reference to Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (c) Collateral Agent may execute any of its duties under the Collateral Documents and the Intercreditor Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

                  (d) None of Collateral Agent-Related Persons (defined below) shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with the Collateral Documents or the Intercreditor Agreement or the transactions contemplated thereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of Lenders for any recital, statement, representation or warranty made by Borrowers or any Subsidiary or Affiliate of Borrowers, or any officer thereof, contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by Collateral Agent under or in connection with, this Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of Borrowers or any other party to any Loan Document to perform their obligations hereunder or thereunder. No Collateral Agent-Related Person shall be under any obligation to any Lender to ascertain or to


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inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of any Borrower or any of Borrowers' Subsidiaries or Affiliates. "Collateral Agent-Related Persons" means Collateral Agent (including any successor agent), together with its Affiliates (including, in the case of Collateral Agent, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  (e) Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers), independent accountants and other experts selected by Collateral Agent. Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Collateral Documents and the Intercreditor Agreement in accordance with a request or consent of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

                  (f) Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Collateral Agent-Related Person (to the extent not reimbursed by or on behalf of Pledgors (as defined in the Borrowers Pledge Agreement) and without limiting the obligation of Pledgors to do so), pro rata, and hold harmless each Collateral Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Collateral Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; PROVIDED, HOWEVER, that no action taken in accordance with the provisions of the Intercreditor Agreement shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Collateral Agent after the Initial Closing Date in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Collateral Documents or the Intercreditor Agreement, or any document contemplated by or referred to therein, to the extent that Collateral Agent is not reimbursed for such expenses by or on behalf of Borrower Parties. The undertaking in this subsection shall survive the payment of all Obligations hereunder and the resignation or replacement of Collateral Agent.

                  (g) Collateral Agent may, and at the request of 66-2/3% of the Benefited Parties (as defined in the Intercreditor Agreement) shall, resign as Collateral Agent upon thirty (30) days' notice to Lenders. If Collateral Agent resigns under the Collateral Documents and Intercreditor Agreement, the Majority Benefited Parties (as defined in the Intercreditor


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Agreement) shall appoint from among the Casden Lenders, Revolver Lenders or Term
Lenders, a successor collateral agent, and, so long as no Default or Event of Default has occurred and is continuing, such successor collateral agent shall require the approval of Borrowers (which approval shall not be unreasonably withheld, conditioned or delayed); provided that if no successor collateral agent is appointed prior to the effective date of the resignation of Collateral Agent, Collateral Agent may appoint, after consulting with such Lenders and Borrowers, a successor collateral agent from among such Lenders. Upon the acceptance of its appointment as successor collateral agent under the Collateral Documents and the Intercreditor Agreement, such successor collateral agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term "Collateral Agent" shall mean such successor collateral agent and the retiring Collateral Agent's appointment, powers and duties as Collateral Agent under the Collateral Documents and the Intercreditor Agreement shall be terminated. After any retiring Collateral Agent's resignation under the Collateral Documents and the Intercreditor Agreement as the collateral agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Collateral Documents and Intercreditor Agreement. If no successor collateral agent has accepted appointment as Collateral Agent by the date which is thirty
(30) days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective and Majority Benefited Parties shall perform all of the duties of Collateral Agent hereunder until such time, if any, as the Majority Benefited Parties appoint a successor collateral agent as provided for above.

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